As filed with the Securities and Exchange Commission on April 26, 2019

Registration Nos. 333-191937
811-21742

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ ]

Pre-Effective Amendment No. __	[ ]

Post-Effective Amendment No. 7	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ ]

Amendment No. 26	[X]

FIRST INVESTORS LIFE SEPARATE ACCOUNT E
(Exact Name of Registrant)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
(Name of Depositor)

40 Wall Street, New York, New York 10005
(Address of Depositor's Principal Executive Offices)

(212) 858-8200
(Depositor's Telephone Number, including Area Code)

Matthew Berman
Foresters Life Insurance and Annuity Company
40 Wall Street
New York, New York 10005
(Name and Address of Agent for Service)

Copies of all communications to:

Scott Richardson, Esq. Foresters Financial 40 Wall Street New York, NY 10005	Mark Amorosi, Esq. K&L Gates LLP 1601 K Street, NW Washington, DC 20006

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Post-Effective Amendment to the Registration Statement.

It is proposed that this filing will become effective (check the appropriate box):

[_]	Immediately upon filing pursuant to paragraph (b) of Rule 485

[X]	On May 1, 2019 pursuant to paragraph (b) of Rule 485

[_]	60 days after filing pursuant to paragraph (a)(1) of Rule 485

[_]	On (date) pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

[_]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title and Amount of Securities Being Registered:  An indefinite amount of units of interest in First Investors Life Separate Account E under variable life insurance policies.

Variable Universal Life
A Flexible Premium Adjustable
Variable Life Insurance Policy
Offered By Foresters Life Insurance and Annuity Company Through First Investors Life Separate Account E.
40 Wall Street, New York, New York 10005 / (800) 832-7783
This prospectus describes an individual Flexible Premium Adjustable Variable Life Insurance Policy (the “Policy”) that is offered by Foresters Life Insurance and Annuity Company (“FLIAC”, “We”, “Us” or “Our”) through First Investors Life Separate Account E (“Separate Account E” or "Separate Account").  You can allocate Your Unloaned Accumulation Value to the series of the First Investors Life Series Funds (“Funds” or “Life Series Funds”) and/or to the Fixed Account (which credits a fixed interest rate We periodically declare).
Please read this prospectus and keep it for future reference. It contains important information, including all material benefits, features, rights and obligations under a Policy, that You should know before buying or taking action under a Policy. This prospectus is valid only when accompanied by the current prospectus for the Life Series Funds.
The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed judgment on the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.
FLIAC does not guarantee the performance of the segregated investment options under Separate Account E that correspond to the series of the Life Series Funds. The Policy is not a deposit or obligation of, or guaranteed or endorsed by, any bank or depository institution, or federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The Policy involves investment risk, including possible loss of principal amount invested.
The Policy may not be available in all states or jurisdictions. This prospectus does not constitute an offering in any state or jurisdiction in which such offering may not lawfully be made. FLIAC does not authorize any information or representations regarding the offering described in this prospectus other than as contained in this prospectus or any supplement thereto or in any supplemental sales material authorized by FLIAC.
The date of this prospectus is May 1, 2019.

CONTENTS

SUMMARY OF BENEFITS AND RISKS OF THE POLICY	2
Policy Benefits	2
Policy Risks	3
Risks of the Life Series Funds	4
FEE TABLES	5
DESCRIPTION OF THE POLICY	9
Who We Are and How to Contact Us	9
How the Policy Works	12
Policy Application Process	13
Premiums	13
Allocation of Net Premiums to Investment Options	14
The Death Benefit	17
Accumulation Value	20
Surrenders and Partial Withdrawals	21
Policy Loans	23
Termination	24
Settlement Options	26
Optional Benefits and Insurance Riders	27
Fees, Charges and Expenses	31
Other Provisions	35
FEDERAL TAX INFORMATION	39
OTHER INFORMATION	43
Voting Rights	43
Reports	44
Financial Statements	44
APPENDIX A	45
GLOSSARY	46

SUMMARY OF BENEFITS AND RISKS OF THE POLICY
The following is a brief summary of certain features of the Policy. There are both benefits and risks associated with the Policy, and You should consider both the benefits and the risks before You purchase a Policy. More complete and detailed information about these features is provided later in this prospectus.
POLICY BENEFITS
The Policy provides life insurance protection on the named Insured, and pays Death Benefit proceeds when the Insured dies while the Policy is in effect. The Policy offers:
• flexible premium payments where You decide the timing and amount of the payment;

• a choice of two Death Benefit Options;

• access to the Policy’s Surrender Value through loans, full surrenders and partial withdrawals (within limits);

• the ability to increase or decrease the Policy’s Face Amount of insurance;

• a guarantee that the Policy will not lapse during the first 10 Policy Years if the specified minimum monthly premiums have been paid;

• additional benefits through the use of optional riders; and

•   a selection of investment options, consisting of twelve (12) Subaccounts and a Fixed Account with a guaranteed minimum interest rate.
Death Benefit
Under the Policy, We will pay to Your designated Beneficiary the Death Benefit proceeds if the Policy is in effect when the Insured dies. During the first 10 Policy Years, We guarantee that the Policy will not lapse so long as the total amount of premiums paid (less any loans and partial withdrawals) is at least equal to the minimum monthly premium under Your Policy (which is determined by the Insured’s sex, age on the Issue Date, underwriting classification and the Face Amount of the Policy) multiplied by the number of months the Policy has been in force.  Your Policy will stay in effect as long as the Net Surrender Value of Your Policy is sufficient to pay Your Policy’s Monthly Deduction.
The Policy offers You a choice of: (a) a level Death Benefit Option equal to the Face Amount of Your Policy, or (b) a Death Benefit Option which varies and is equal to the sum of Your Policy’s Face Amount and Total Accumulation Value (and, as a result, will increase or decrease depending on the performance of the investment options You select).
Investment Options
The Subaccounts invest in corresponding Funds of the Life Series Funds. Each Fund is a professionally managed mutual fund with its own investment objectives, strategies and risks. The Fixed Account, which is part of Our General Account, bears interest at a fixed guaranteed minimum interest rate, plus any additional interest that in Our sole discretion We may declare. Your Total Accumulation Value (see “Accumulation Value”) and Death Benefit (see “The Death Benefit”) will fluctuate based on a number of factors including the performance of the Subaccounts You select, the proportion of Your Total Accumulation Value which You allocate to the Fixed Account and the interest rate paid on the Fixed Account.
You may change Your allocation of future additional premiums subject to certain limitations. You may also change the allocation of Unloaned Accumulation Value among the Subaccounts, or among the Subaccounts and the Fixed Account, through Transfers of Unloaned Accumulation Value, Automated Subaccount Reallocations, or Systematic Transfers. Changes to the allocations of Unloaned Accumulation Values are subject to certain conditions and restrictions described elsewhere in this prospectus.
Policy Loans
You may borrow up to 75% of the Policy Surrender Value during the first three Policy Years and up to 90% of the Surrender Value thereafter, if You assign Your Policy to Us as sole security. While the receipt of the principal of a Policy loan is generally not taxable, the loan amount may become taxable under certain circumstances.
Surrenders and Partial Withdrawals
You may also fully surrender the Policy at any time while the Insured is living. The amount payable will be the Total Accumulation Value less the applicable surrender charge and any outstanding Policy loan balance, including any accrued loan interest. A surrender is a taxable event. You may request a partial withdrawal of a portion of the Policy’s Unloaned Total Accumulation Value at any time provided You meet Our requirements. Partial withdrawals may reduce Your Death Benefit and may have adverse tax consequences.
Additional Optional Benefits
Subject to availability in Your state, We offer optional benefits and insurance riders for additional benefits to the Policy. For any optional insurance rider You select, You will pay an additional monthly charge, and certain age, insurance underwriting requirements, limitations and restrictions may apply. The additional monthly charge for any optional rider You choose may impact the amount of the specified minimum monthly premiums associated with Your Policy’s no lapse guarantee.  You may terminate a rider at any time and Your Monthly Deduction will be adjusted accordingly.
POLICY RISKS
Because of the insurance costs, the Policy is not suitable for You unless You need life insurance. If You have no need for life insurance, You should consider a different type of investment.
Risk of Lapse
The Policy involves a long-term commitment on Your part, and You should have the intention and financial ability to make the necessary premium payments.  In order to pay the fees and charges associated with the Policy, We deduct certain amounts from Your Policy.  Although the Policy provides You with flexibility regarding the timing and amount of the premium payments You make, You may risk a Policy lapse if You forego making sufficient premium payments.
The Policy is not suitable as a short-term savings vehicle.
Investment Risk
The Policy is different from fixed-benefit life insurance because You bear the investment risks and You can lose principal. The Death Benefit and the Total Accumulation Value will increase or decrease as a result of the investment experience of the Subaccounts You select. Each Subaccount has its own investment objectives and investment strategy. The performance of each will vary, and some Subaccounts may be riskier than others. We do not guarantee the investment performance of the Subaccounts. Your allocation choices should be consistent with Your personal investment objective and Your risk tolerance. We bear the investment risk that the Fixed Account will produce a return equal to at least principal plus the minimum guaranteed rate of return. Because You may allocate no more than 50% of Your premiums to the Fixed Account, investing in the Fixed Account does not eliminate investment risks.
General Account Risk
The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. Amounts allocated to the Fixed Account, and any guarantees under Your Policy that exceed Your Policy Value (such as those that may be associated with the Death Benefit), are paid from the General Account.  Any such amounts that We are obligated to pay in excess of Your Policy Value are subject to Our financial strength and claims-paying ability. There is no guarantee that We will always be able to meet Our claims-paying obligations.
Tax Risks
If You take a partial withdrawal from Your Policy, reduce the Face Amount of the Policy, eliminate a rider, or make any other material change to the Policy after it is issued, this may convert the Policy into a modified endowment contract (“MEC”). See “Federal Tax Information— Surrenders and Loans” for more information. This can have adverse tax consequences to You.
Risks of Policy Loans
If You decide to take Policy loans, they may reduce the Death Benefit and Total Accumulation Value of Your Policy whether or not You repay the loans because loans may undermine the growth potential of Your Policy. In addition, a Policy loan may increase the risk of lapse by decreasing amounts available to pay the Monthly Deduction. While the receipt of the principal of a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or the Policy has been converted into a MEC.
RISKS OF THE LIFE SERIES FUNDS
You bear the investment risk of the Funds underlying the Subaccounts You select. The investment objectives, principal investment strategies, and principal risks of the Funds are described in the attached Life Series Funds prospectus. There is no guarantee that any of the Funds will achieve its stated investment objective.

FEE TABLES
The following tables describe the fees and expenses that You will pay when buying, owning and surrendering the Policy. The cost of insurance charges and optional rider premiums shown may not be representative of what You will pay because these charges are based on the Insured’s age, sex and underwriting class. Your Policy will be accompanied by an illustration based on Your actual annual premium and Face Amount as determined by the Insured’s age, sex, underwriting classification, payment frequency and optional riders selected.
The table below describes the transaction fees and expenses that You will pay under the Policy.
Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
Maximum Premium Charge Percentage Imposed on Premiums (Load)	Upon each premium payment	Guaranteed maximum: 8.00% of each Premium Payment Current: 5.00% of each Premium Payment
Surrender Charge(1)	Upon full surrender of or any partial withdrawal from the Policy
Maximum Charge(2)
$49.62 per $1,000 of Face Amount surrendered or decreased
Minimum Charge(3)
$0.97 per $1,000 of Face Amount surrendered or decreased
Representative Case(4)
$21.68 per $1,000 of Face Amount surrendered or decreased

Partial Withdrawal Processing Fee	Upon any partial withdrawal from the Policy	$25.00
Transfer Fees(5) (Limit of 6 transfers in any 12-month period)	Upon each transfer in excess of four (4) per Policy Year	$10.00
Optional Rider Accelerated Death Benefit Rider Administrative Fee	Upon request for an accelerated death benefit (subject to the terms and conditions of the rider)	$150.00
(1) The surrender charge will vary based on the Insured’s age, gender and underwriting class of risk on the Issue Date and at the time of any increase in the Face Amount.
(2) This maximum surrender charge is based on an Insured with the following characteristics: male, issue age 58, in the standard, tobacco underwriting class of risk in the first Policy Year. This maximum charge may also apply to Insureds with other characteristics.
(3) This minimum surrender charge is based on an Insured with the following characteristics: female, issue age 0, in the standard, non-tobacco underwriting class of risk in the fifteenth Policy Year. This minimum charge may also apply to Insureds with other characteristics.
(4) The representative case is based on Our representative Insured with the following characteristics: male, age 35, in the standard, non-tobacco underwriting class of risk.
(5) The transfer fee applies to transfers of Accumulation Value among the Subaccounts and/or the Fixed Account excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option.

The next table describes the fees and expenses that We may deduct from Your Total Accumulation Value periodically over the life of the Policy. These fees and expenses do not include operating fees and expenses of the Funds.

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Policy Charge	Monthly, on the Issue Date and on each Monthly Deduction Date	Guaranteed maximum: $10 Current: $10
Cost of Insurance(1)	Monthly, on the Issue Date and on each Monthly Deduction Date	Maximum Charge(2) Guaranteed maximum: $83.333 per $1,000 net amount at risk(3) Current: $41.250 per $1,000 net amount at risk(3)
Minimum Charge(4)
Guaranteed maximum: $0.015 per $1,000 net amount at risk(3) Current: $0.015 per $1,000 net amount at risk(3)
Representative Case(5)
Guaranteed maximum: $0.045 per $1,000 net amount at risk(3) Current: $0.035 per $1,000 net amount at risk(3)
Separate Account Charge	Monthly, on the Issue Date and on each Monthly Deduction Date	Guaranteed maximum: Effective annual rate of 0.50% of Accumulation Value in the Subaccounts Current: Effective annual rate of 0.50% of Accumulation Value in the Subaccounts (6)
Face Amount Charge	Monthly, on the Issue Date and on each Monthly Deduction Date	Maximum Charge(7) Guaranteed maximum: $0.100 per $1,000 of Face Amount Current: $0.100 per $1,000 of Face Amount for the first 10 Policy Years, $0.00 thereafter
Minimum Charge(8)
Guaranteed maximum: $0.017 per $1,000 of Face Amount Current: $0.017 per $1,000 of Face Amount for the first 10 Policy Years, $0.000 thereafter
Representative Case(9)
Guaranteed maximum: $0.017 per $1,000 of Face Amount Current: $0.017 per $1,000 of Face Amount for the first 10 Policy Years, $0.00 thereafter
Policy Loan Interest	Policy Anniversary	6.00% of the outstanding loan(10)

Periodic Charges Other Than Fund Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
Optional Riders
Waiver of Specified Monthly Deduction Rider(11)(12)	On each Monthly Deduction Date following election of the Rider	Maximum: 65.00% of Specified Monthly Deduction(13) Minimum: 2.00% of Specified Monthly Deduction(14) Representative Case: 5.50% of Specified Monthly Deduction(9)
Spouse Term Rider(12)	On each Monthly Deduction Date following election of the Rider	Maximum: $5.214 per $1,000 of coverage(15) Minimum: $0.055 per $1,000 of coverage (16) Representative Case: $0.185 per $1,000 of coverage (17)
Children’s Term Rider (18)	On each Monthly Deduction Date following election of the Rider	Maximum: $0.464 per $1,000 of coverage Minimum: $0.464 per $1,000 of coverage
Accidental Death Benefit Rider(12)	On each Monthly Deduction Date following election of the Rider	Maximum: $0.132 per $1,000 of coverage(19) Minimum: $0.088 per $1,000 of coverage (20) Representative Case: $0.088 per $1,000 of coverage (9)
(1) Your cost of insurance charges will be determined by the insurance rates applicable to Your Policy based upon the Insured’s age, sex, underwriting class of risk as well as the net amount at risk (NAR). As a result, the charges disclosed above may not be representative of the charges You will actually pay. You may obtain more information about the charges You will incur by contacting Your representative.
(2) This maximum cost of insurance charge reflects the annual cost of insurance rate per $1,000 of NAR for all rating classifications at age 120.
(3) The net amount at risk (NAR) under a Policy is equal to the Policy's Death Benefit on the Monthly Deduction Date divided by the monthly interest factor less the Total Accumulation Value at the beginning of the month prior to the deduction for the Cost of Insurance. The NAR may decrease or increase depending on the investment experience of the Subaccount(s) and/or the Fixed Account selected.
(4) This minimum cost of insurance charge is based on an Insured with the following characteristics: female, age 5, in the standard, non-tobacco underwriting class of risk.
(5) The representative case is based on Our representative Insured with the following characteristics: male, age 35, in the standard, non-tobacco underwriting class of risk. The charge indicated is the rate We deduct monthly for the first year cost of insurance charge.
(6) The monthly separate account charge is reduced to 0.25% after the first 20 Policy Years on the current scale.
(7) This maximum Face Amount charge is based on an Insured with the following characteristics: male, age 65, in the standard, non-tobacco underwriting class of risk.
(8) This minimum Face Amount charge is based on an Insured with the following characteristics: female, age 5, in the standard, non-tobacco underwriting class of risk.
(9) The representative case is based on Our representative Insured with the following characteristics: male, age 35, in the standard, low band non-tobacco underwriting class of risk.
(10) Because We transfer an amount equal to the amount of the loan from the Separate Account to Our Loan Account, which is a part of Our General Account, while the loan is unpaid, We credit You into Your chosen Subaccount(s) interest at an effective annual rate of 5.00% for the amount maintained in the General Account. As a result, the net interest rate as a cost to You is 1.00%.
(11) The Specified Monthly Deduction includes the premium charge, the policy charge, the cost of insurance charge, the Face Amount charge and optional rider charges (if any).  The Specified Monthly Deduction does not include the separate account charge.
(12) The charges associated with this optional rider will be determined based upon the Insured’s age, sex and underwriting class of risk. As a result, the charges disclosed above may not be representative of the charges You will actually pay. You may obtain more information about the charges You will incur by contacting Your representative.

(13) This maximum charge for the Waiver of Specified Monthly Deduction rider is based on an Insured with the following characteristics: female, age 55, in the standard, non-smoker underwriting class of risk.
(14) This minimum charge for the Waiver of Specified Monthly Deduction rider is based on an Insured with the following characteristics: male, age 25, in the standard, non-smoker underwriting class of risk.
(15) This maximum charge for the Spouse Term Rider is based on an Insured with the following characteristics: male, age 64, in the standard, smoker underwriting class of risk.
(16) This minimum charge for the Spouse Term Rider is based on an Insured with the following characteristics: female, age 18, in the standard, non-smoker underwriting class of risk.
(17) The representative case for the Spouse Term Rider is based on Our representative Insured with the following characteristics: male, age 35, in the standard, non-smoker underwriting class of risk.
(18) The monthly charge for the Children’s Term Rider is for any and all children You have or may have and does not vary based on insurance characteristics.
(19) This maximum charge for the Accidental Death Benefit rider is based on an Insured with the following characteristics: male, age 60, in the standard, smoker underwriting class of risk.
(20) This minimum charge for the Accidental Death Benefit rider is based on an Insured with the following characteristics: female, age 20, in the standard, non-smoker underwriting class of risk.

The next table below describes the range of fees and expenses for the Funds that You will indirectly pay during the time that You own the Policy. The table shows the minimum and maximum Total Annual Fund Operating Expenses as of December 31, 2018. These expenses may be higher or lower in the future. More detail concerning each Fund’s fees and expenses is contained in the accompanying prospectus for the Funds.

Total Annual Fund Operating Expenses
	Minimum	Maximum
Range of expenses that are deducted from Fund assets, including management fees and other expenses	0.78%	1.32%

DESCRIPTION OF THE POLICY
WHO WE ARE AND HOW TO CONTACT US
Foresters Life Insurance and Annuity Company (“FLIAC”, “We” and “Our”), with its home office located at 40 Wall Street, New York, New York 10005, is a stock life insurance company incorporated under the laws of the State of New York in 1962. We issue life insurance policies and annuity contracts.
FLIAC is part of Foresters Financial Holding Company, Inc. (“FFHC”), a holding company which owns all of the voting common stock of FLIAC. Other affiliates of FLIAC include:
Foresters Financial Services, Inc. (“FFS”), the distributor of the Policies; Foresters Investment Management Company, Inc. (“FIMCO”), the investment adviser of the Life Series Funds, and Foresters Investor Services, Inc. (“FIS”), the transfer agent for the Life Series Funds.
On April 9, 2019, The Independent Order of Foresters, the ultimate parent company of FLIAC, FIMCO, FFS and FIS, announced that it has entered into the two definitive purchase agreements described below that, once completed, will result in the sale of its U.S. asset management businesses.
First, FIMCO has entered into an Asset Purchase Agreement with Macquarie Management Holdings, Inc. (“Macquarie”) whereby Macquarie, a global investment management firm headquartered in Philadelphia, Pennsylvania, will purchase FIMCO’s assets related to the mutual fund management business, including the Funds (the “FIMCO Transaction”).  The FIMCO Transaction is not expected to result in any material changes to the Funds’ investment objectives or principal investment strategies.  However, upon the completion of the FIMCO Transaction, Macquarie expects that each Fund will be reorganized into a substantially similar fund that is managed by Delaware Management Company, a subsidiary of Macquarie (the “Reorganizations”).  The FIMCO Transaction is expected to be completed during the fourth calendar quarter of 2019, pending the satisfaction of certain closing conditions and approvals, including approvals of the Reorganizations by the Funds’ Board of Trustees and Fund shareholders at a special shareholder meeting.
Second, FFS and Foresters Advisory Services, LLC (“FAS”), an investment advisory affiliate of FIMCO, FFS and FIS, have entered into an Asset Purchase Agreement with Cetera Financial Group, Inc. (“Cetera”), a U.S.-based wealth management firm headquartered in Denver, Colorado, whereby Cetera will purchase FFS’ retail brokerage business and FAS’ retail advisory business (the “FFS Transaction”).  The FFS Transaction is expected to be completed in the second calendar quarter of 2019.
FLIAC will continue to administer and provide all contractual benefits of Your Policy.  The terms, benefits and features of Your Policy will not change as a result of the FIMCO Transaction or the FFS Transaction.
For information or service concerning a Policy, You can contact Us in writing at Our Administrative Office, located at Raritan Plaza 1, P.O. Box 7836, Edison,

NJ 08818-7836. You can call Us at 1-800-832-7783 between the hours of 9:00 a.m. to 6:00 p.m., Eastern Time, or fax Us at 732-510-4209. You can also contact Us through Our website at www.foresters.com.
You should send any payments, Notices, elections, or requests, as well as any other documentation that We require for any purpose in connection with Your Policy to Our Administrative Office. No such payment, Notice, election or request will be treated as having been “received” by Us until We have actually received it, as well as any related forms and items that We require, all in complete and Good Order (i.e., in form and substance acceptable to Us) at Our Administrative Office. We will notify You and provide You with an address if We designate another office for receipt of information, payments and documents.
Separate Account E
We issue the Policies described in this prospectus through Our Separate Account E. We established Separate Account E on September 30, 2004, under the provisions of the New York Insurance Law. Separate Account E is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).
We segregate the assets of Separate Account E from the assets in Our general account (the “General Account”). The assets of Separate Account E fall into two categories: (1) assets equal to Our reserves and other liabilities under the Policies and (2) additional assets derived from expenses that We charge to Separate Account E. The assets equal to Our reserves and liabilities support the Policy. We cannot use these assets to satisfy any of Our other liabilities. The assets We derive from Our charges do not support the Policy, and We can transfer these assets in cash to Our General Account. Before making a transfer, We will consider any possible adverse impact that the transfer may have on Separate Account E.
All the income, gains and losses (realized or unrealized) allocated to Separate Account E are credited to or charged against Separate Account E without regard to Our other business. We are obligated to pay all amounts promised to Policyowners under the Policies even if these amounts exceed the assets in Separate Account E. Assets allocated to Separate Account E support the benefits under the Policy. The assets are in turn invested by each Subaccount of Separate Account E into a corresponding Fund at net asset value. Therefore, We own the shares of the underlying Funds, not You.
Each Subaccount reinvests any distributions it receives from a Fund by purchasing additional shares of the distributing Fund at net asset value. Accordingly, We do not expect to pay You any capital distributions from the Policies.
The Fixed Account
The Fixed Account is not part of Separate Account E. It is part of Our General Account. The General Account consists of all assets owned by Us, other than those in Separate Account E or in any other legally segregated separate accounts. The assets of the General Account support Our insurance obligations and are subject to general liabilities from Our business operations and to claims by Our general creditors. The assets of the General Account can be invested as We choose, subject to certain legal requirements. We guarantee that any assets that You choose to allocate to the Fixed Account will earn at least 2.00%, the minimum effective annual interest rate associated with Your Policy.
We may, but are not required to, declare interest in excess of this rate (“excess interest”). In the event that We declare excess interest, We are not required to guarantee that it will remain in effect for any specific period of time. Therefore, We may reduce or eliminate such excess interest at any time without prior notice to You. However any excess interest already credited to Your account is non-forfeitable. You do not share in any gains or losses that We experience in the Fixed Account or Our General Account. We bear the entire risk that the investments in Our General Account may not achieve the minimum guaranteed or declared rates of return.
Amounts allocated to the Fixed Account, and any guarantees under Your Policy that exceed Your Policy Value (such as those that may be associated with the Death Benefit), are paid from the General Account.  Any such amounts that We are obligated to pay in excess of Your Policy Value are subject to Our financial strength and claims-paying ability. There is no guarantee that We will always be able to meet Our claims-paying obligations.
The Fixed Account is not registered under the Securities Act of 1933. Moreover, neither the Fixed Account nor the General Account is registered as an investment company under the 1940 Act. Disclosures regarding the Fixed Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the prospectus.
Life Series Funds
Each of the Subaccounts available under the Policy invests in a corresponding Fund of the Life Series Funds. Each Fund is an open-end management investment company registered with the SEC under the 1940 Act. The Life Series Funds consists of twelve (12) separate Funds all of which are available to Policyowners of Separate Account E. Shares of the Funds are not available to the general public; each of the Funds offers its shares only to separate accounts funding variable annuity contracts or variable life contracts, such as the Policy, issued by FLIAC or another life insurance company. The Life Series Funds reserves the right to offer shares of its Funds to other eligible investors.
The Life Series Funds are selected to provide an appropriate range of investment options for persons invested in the Policies from conservative to more aggressive investment strategies. Our affiliate, FIMCO is the investment adviser of the Life Series Funds and receives investment management fees for its services. FIMCO pays a portion of its investment management fees to subadvisers who manage the Life Series Funds. Because We are affiliated with FIMCO, We may indirectly benefit from any investment management fee FIMCO retains. FIMCO is a New York corporation located at 40 Wall Street, New York, New York 10005. FIMCO and the Life Series Funds have retained Smith Asset Management Group, L.P., 100 Crescent Court-Suite 1150, Dallas, Texas 75201 to serve as subadviser of the Select Growth Fund; Vontobel Asset Management Inc., 1540 Broadway, New York, NY 10036 to serve as subadviser of the International Fund: Muzinich & Co., Inc., 450 Park Avenue, New York, NY 10022 to serve as subadviser for the Fund For Income and to a portion of the Investment Grade, Limited Duration Bond and Total Return Funds; and Ziegler Capital Management, LLC, 70 West Madison Street, 24th fl., Chicago, IL  60602 to serve as subadviser for the Covered Call Strategy Fund. See the Life Series Funds prospectus for more information about the investment adviser and subadvisers.
Although some of the Funds have similar names, the same portfolio manager(s) and the same investment objectives as other publicly available mutual funds, they are separate and distinct from these mutual funds. The Funds will have different portfolio holdings and fees so their performances will vary from the other mutual funds.
The following table includes the investment objective for each Fund that is available under the Policy. There is no assurance that any of the Funds will achieve its stated objective. There is a Subaccount with the same name as its corresponding underlying Fund. You bear the entire investment risks of the Funds You select through the corresponding Subaccounts. The degree of investment risk You assume will depend on the Subaccounts (and the underlying Funds in which they invest). You should consider Your allocations carefully. The investment objectives, principal investment strategies, principal risks and management of the Funds are described in the accompanying Life Series Funds prospectus. You may obtain a Life Series Funds prospectus by writing to Us at Our Administrative Office, located at Raritan Plaza 1, Edison, NJ 08837, calling Us at 1-800-832-7783 between the hours of 9:00 a.m. to 6:00 p.m., Eastern Time, or faxing Us at 732-510-4209.  You also can obtain a Life Series Funds prospectus through Our website at www.foresters.com.

Fund	Investment Objective
Covered Call Strategy Fund	Long term capital appreciation.
Equity Income Fund	Total return.
Fund For Income	High current income.
Government Cash Management Fund	High rate of current income consistent with the preservation of capital and maintenance of liquidity.
Growth & Income Fund	Long-term growth of capital and current income.
International Fund	Long-term capital growth.
Investment Grade Fund	A maximum level of income consistent with investment primarily in investment grade debt securities.
Limited Duration Bond Fund	Current income consistent with low volatility of principal.
Opportunity Fund	Long-term capital growth.
Select Growth Fund	Long-term growth of capital.
Special Situations Fund	Long-term growth of capital.
Total Return Fund	High, long-term total investment return consistent with moderate investment risk.

HOW THE POLICY WORKS
The Policy provides life insurance protection on the named Insured, and pays Death Benefit proceeds when the Insured dies while the Policy is in effect. The Policy offers: (1) flexible premium payments where You decide the timing and amount of the payment; (2) a choice of two Death Benefit Options; (3) access to the Policy’s Surrender Value through loans, full surrenders and partial withdrawals (within limits); (4) the ability to increase or decrease the Policy’s Face Amount; (5) a guarantee that the Policy will not lapse during the first 10 Policy Years if the specified minimum monthly premiums have been paid; (6) additional benefits through the use of optional riders; and (7) a selection of investment options, consisting of twelve (12) Subaccounts and a Fixed Account with a guaranteed minimum interest rate. We will pay the designated Beneficiary the Death Benefit proceeds if the Policy is still in effect when the Insured dies. During the first 10 Policy Years, We guarantee that the Policy will not lapse so long as the total amount of premiums paid (less any loans and partial withdrawals) is at least equal to the minimum monthly premium under Your Policy (which is determined by the Insured’s sex, age on the Issue Date, underwriting classification and the Face Amount of the Policy) multiplied by the number of months the Policy has been in force.  Your Policy will stay in effect as long as the Net Surrender Value of Your Policy is sufficient to pay Your Policy’s Monthly Deduction.
The Policy offers You a choice of: (a) a level Death Benefit Option equal to the Face Amount of Your Policy, or (b) a Death Benefit Option which varies and is equal to the sum of Your Policy’s

Face Amount and Total Accumulation Value (and, as a result, will increase or decrease depending on the performance of the investment options You select). The Death Benefit proceeds will be reduced by any outstanding loans and accrued interest and any due and unpaid charges.
POLICY APPLICATION PROCESS
To purchase a Policy, You must submit a completed life insurance Application to Us and provide Us with evidence of insurability that is satisfactory to Us. Before issuing a Policy, We conduct underwriting to determine the proposed Insured's insurability.
We conduct, at our expense, standard underwriting, which may include, but is not limited to, the testing of blood and urine, a physical examination, communication with the proposed Insured’s physician or other tests We feel are necessary or appropriate. The amount of information We require for standard underwriting depends on the proposed Insured’s age and the amount of insurance for which the proposed Insured has applied.
If Your Application is accepted, We will credit Your Policy with the initial Net Premium on the Issue Date. Until such time, Your initial premium is held in Our General Account, during which time it may earn interest.  If a Policy is not issued, We will return Your premium without interest.  We reserve the right to reject any Application for any reason, including but not limited to failure to meet Our underwriting criteria. The Insured will be covered under the Policy as of the Policy’s Issue Date.
PREMIUMS
The initial premium is the premium due on the Issue Date.  The minimum amount of the initial premium is the minimum amount necessary for us to issue a Policy and is determined by Your age, sex, underwriting classification and the Face Amount You select.  Once You have purchased Your Policy, You can make premium payments as often as You like and for any amount You choose, within certain limits discussed below.
You will select a planned premium schedule in Your Application. The planned premium schedule is Our understanding of Your intention regarding premium payments at any particular time.  You may change the amount and/or frequency of Your planned premium by giving us Notice.
Our acceptance of Your planned premium schedule does not in any way imply or guarantee insurance coverage or any other benefit provided by this Policy will continue.
If Your planned premium schedule payment frequency is annual, semi-annual or quarterly, We will send You a premium reminder notice for the amount of the planned premium.
Regardless of the planned premium schedule, additional premiums may be paid at any time and in any amount, within certain limits discussed below.  However, You should note carefully that the amount and frequency of premiums paid will affect values in this Policy and may affect the amount and duration of insurance.
If You have a Policy loan balance and payment is intended by You to be a Policy loan repayment, You must designate the payment as a loan repayment; otherwise We will credit the payment amount to the Policy as a premium payment and allocate the premium according to the allocation instructions You previously provided.

Premium Limits
The following limits apply to the premiums you may make:
●
Except in the case of an exchange from another MEC, We will not accept, within the first Policy Year, a premium that will cause this Policy to become a MEC.  Please see the discussion of “Federal Tax Information” below for more on certain federal income tax aspects of MECs.

●	We will not accept a premium payment that is less than the minimum premium amount under Your Policy.

●	We reserve the right to request that You provide evidence of insurability satisfactory to Us and We may limit or reject any additional premium payments.

ALLOCATION OF NET PREMIUMS TO INVESTMENT OPTIONS
When You purchase a Policy, You select the percentage allocation of Your premium to the Subaccounts of Separate Account E and/or the Fixed Account.
Your allocations are subject to the following constraints:
1. Allocation percentages must be in whole numbers;
2. Allocation percentages must add to 100%; and
3. The allocation percentage for the Fixed Account may not exceed 50%.
On the Policy’s Issue Date, the proportion of the initial Net Premium You designated for the Fixed Account will be allocated to the Fixed Account. The remainder of the initial Net Premium You designated for the Subaccounts will be allocated to the Government Cash Management Subaccount for the Right to Examine Period.  Upon the expiration of the Right to Examine Period, We will reallocate the Subaccount Accumulation Value in the Government Cash Management Subaccount to the Subaccounts You designated on Your Application.  Subsequent premiums will be allocated to the Fixed Account and/or the Subaccounts according to Your allocation percentages on file, unless You request a change in Your allocation percentages. A change in the allocation percentages for future premiums will affect reallocations occurring under the Automated Subaccount Reallocation Option. See “Automated Subaccount Reallocation Option” for additional information.
The Net Premium is credited to Your Policy on the Policy's Issue Date and on the day We receive each additional premium from You.  Your Net Premiums buy units of the Subaccounts and not shares of the Funds in which the Subaccounts invest.
Reallocating Your Policy Assets
Subject to the restrictions discussed below, You may change the allocation of Your Unloaned Accumulation Value (the value of the Subaccount Accumulation Value plus the Fixed Account Accumulation Value) among the Subaccounts, or among the Subaccounts and the Fixed Account, through a Transfer of Unloaned Accumulation Value by written Notice, by telephone, or through participation in Our Systematic Transfer Option or Our Automated Subaccount Reallocation Option.  Only the Automated Subaccount Reallocation Option or the Systematic Transfer

Option, but not both, may be in effect at the same time.
Transfer of Unloaned Accumulation Value
You may transfer all or a portion of the Unloaned Accumulation Value between any two or more of the Subaccounts, or between one or more Subaccounts and the Fixed Account by providing Us with written Notice of Your request or by calling 1(800)832-7783.  There is a limit of six transfers between two or more Subaccounts in any 12-month period.  Only one transfer of the Unloaned Accumulation Value either to or from the Fixed Account is allowed in any 12-month period. The minimum transfer amount is $100. Each transfer from the Fixed Account is limited to the greater of $1,000 or 25% of the Fixed Account Accumulation Value.  Each transfer to the Fixed Account may not be more than the amount that would cause the ratio of the Fixed Account Accumulation Value to the Total Accumulation Value to exceed 50%.
We charge a $10 fee for transfers in excess of four per Policy Year including those involving the Fixed Account. A transfer of Unloaned Accumulation Value made while the Automated Subaccount Reallocation Option is in effect automatically terminates the Automated Subaccount Reallocation Option. Requests for transfers are processed as of the Business Day We receive them, as described in “Processing Transactions”. We may defer transfers under the conditions described under “Payment and Deferment”.
Telephone Transfer Option
You may make transfers of Unloaned Accumulation Value as described above via telephone by calling 1(800)832-7723.  You will be required to provide certain information for identification purposes when requesting a transaction by telephone and We may record Your telephone call.  We may require written confirmation of Your request.
We will not be liable for losses resulting from telephone requests that We believe are genuine.  We reserve the right to revoke or limit Your telephone transaction privileges.  Telephone privileges may be denied to market timers and frequent or disruptive traders.
We cannot guarantee that telephone transactions will always be available.  For example, there may be interruptions in service beyond Our control such as weather-related emergencies.
Systematic Transfer Option
You may request that a specified dollar amount of Unloaned Accumulation Value be transferred from any one or more Subaccounts (the “originating Account(s)”) to any one or more other Subaccounts (the “receiving Account(s)”) at monthly or quarterly intervals, as selected. The first such systematic transfer occurs on the first Business Day of the Policy Month or Policy Quarter that next follows the date We receive Your request. Transfers under this option may not be designated either to or from the Fixed Account. The minimum amount that may be transferred either from or to any one Account is $100.  All transferred amounts must be specified in whole dollars.
The Systematic Transfer Option will terminate as to an originating Account if and when that Account is depleted. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies, see “Transfer of Unloaned Accumulation Value” above. However, We reserve the right to impose a charge in the future for this option not to exceed $10. The Systematic Transfer Option terminates if and when the Unloaned Accumulation Value remaining in the originating Subaccount is depleted. We may terminate this option or modify Our rules governing this option at Our discretion by giving You 31 days written notice.
Automated Subaccount Reallocation Option
If You request, We will automatically reallocate the Subaccount Accumulation Value every Policy Quarter according to the most recent premium allocation instructions on file with Us. The first such reallocation will occur on the first Business Day of the Policy Quarter that next follows the date on which We receive Your request.
Upon reallocation, the amount of Subaccount Accumulation Value allocated to each Subaccount is equal to (a) multiplied by (b), where:
(a) is equal to:
1. The allocation percentage You have specified for that Subaccount; divided by
2. The sum of the allocation percentages for all such Subaccounts; and,
(b) is equal to the sum of the Accumulation Values in all of the Subaccounts at the time of the reallocation.
Any requested changes in Your premium allocation instructions are reflected in the next quarterly reallocation following the change. The reallocation will only affect the allocation of Unloaned Accumulation Values among the Subaccounts. It will not affect the Fixed Account Accumulation Value. Reallocation transfers of Subaccount Accumulation Value made under this option are not subject to the minimum transfer amount described under “Transfer of Unloaned Accumulation Value”. Currently, transfers made under this option are not subject to any fee and are not included in the yearly transfer count for purposes of determining whether a transfer fee applies.  However, We reserve the right to impose a charge for this option in the future not to exceed $10.
A transfer of Unloaned Accumulation Value made while this Automated Subaccount Reallocation Option is in effect automatically terminates the option. You may subsequently re-elect this option by providing Us with Notice. We may terminate or modify Our rules governing this option by giving You 31 days written notice.
Our Policies on Frequent Reallocations Among Subaccounts
The Policy is designed for long-term insurance/investment purposes. It is not intended to provide a vehicle for frequent trading or market timing. We therefore limit reallocations to six in any 12-month period (not counting systematic and automated reallocations). We apply this limitation uniformly to all Policies.
We monitor Subaccount reallocations in an effort to prevent Policyowners from exceeding the annual limit on reallocations. We cannot guarantee that Our monitoring efforts will be effective in identifying or preventing all market timing or frequent trading activity in the Subaccounts.
We will only accept a transaction request that is in writing or by telephone, and that complies with Our requirements for such requests. We will not accept transaction requests by any other means, including, but not limited to, facsimile or e-mail requests. As described in the Life Series Funds prospectus, the Board of Trustees of the Funds has adopted policies and procedures to detect and prevent frequent trading in the shares of the Life Series Funds (other than the Government Cash Management Fund) and reject, without any prior notice, any purchase or exchange transaction if the Funds believe that the transaction is part of a market timing strategy. In order to protect Policyowners and to comply with the underlying Funds’ policies, it is Our policy to reject any reallocation request, without any prior notice, that appears to be part of a market timing strategy based upon the holding period of the investment, the amount of the investment being exchanged, and the Subaccounts involved.
The Risks to Policyowners of Frequent Reallocations
To the extent that Our policies are not successful in detecting and preventing frequent trading in the Subaccounts, frequent trading may: (a) interfere with the efficient management of the underlying Funds by, among other things, causing the underlying Funds to hold extra cash or to sell securities to meet redemptions; (b) increase portfolio turnover, brokerage expenses, and administrative costs; and (c) harm the performance of the Funds, particularly for long-term shareholders who do not engage in frequent trading. These risks may in turn adversely affect Policyowners who invest in the Funds through Our Subaccounts.
In the case of the Subaccounts that invest indirectly in high yield bonds and small cap stocks, the risk of frequent trading includes the risk that investors may attempt to take advantage of the fact that these securities may trade infrequently and therefore their prices may be slow to react to information. This could cause dilution in the value of the shares held by other shareholders.
In the case of the Subaccounts that invest indirectly in foreign securities, the risks of frequent trading include the risk of time zone arbitrage. Time zone arbitrage occurs when shareholders attempt to take advantage of the fact that the valuation of foreign securities held by a Fund may not reflect information or events that have occurred after the close of the foreign markets on which such securities principally trade but before the close of the New York Stock Exchange (“NYSE”). This could cause dilution in the value of the shares held by other shareholders.
THE DEATH BENEFIT
The Death Benefit is the amount We pay to the named Beneficiary upon the death of the Insured prior to the Maturity Date while this Policy is in force.  The Death Benefit is the greater of the Basic Death Benefit or the Minimum Death Benefit, as described below.  You may select between two options of the Basic Death Benefit.
The amount of the Death Benefit will depend upon the Face Amount of insurance coverage You select, the Death Benefit option You elect, the performance of the Subaccounts to which You allocate Your assets, the interest You earn on allocations, if any, to the Fixed Account, any optional riders You elect, and the amount of any Policy loans outstanding upon the death of the Insured.

Face Amount
You select the Face Amount of insurance coverage when You purchase the Policy. Our current minimum Face Amount for a Policy is $100,000.  The Face Amount of Your Policy affects the Death Benefit to be paid and the fees and charges You will pay under the Policy.  You may request to increase or decrease the Face Amount, but You may not decrease the Face Amount below the minimum Face Amount.
Increasing the Face Amount - You may request an increase in the Face Amount by giving us Notice.  We will require evidence of insurability acceptable to Us, based on Our current published underwriting standards.  The attained age of the Insured at the time of request must be less than the maximum issue age for this Policy.  The minimum Face Amount increase is $50,000.  The cost of insurance for each increase in the Face Amount will be based on the Insured’s attained age and underwriting risk class at the time the increase takes effect.  An increase in Face Amount will result in a new table of surrender charges applicable to that increase (see “Surrender Charges”).
Before requesting an increase in the Face Amount, You should consider that any increase in the Face Amount will result in additional cost of insurance charges, additional surrender charges, and a new period for incontestability or certain suicide provisions applicable to the increase.
Decreasing the Face Amount - You may request a decrease in the Face Amount by giving us Notice.  You may not decrease the Face Amount below the minimum Face Amount of $100,000.  Any decrease will go into effect on the Monthly Deduction Date that falls on or next follows receipt by Us of Your request.  The decrease will first reduce prior increases in Face Amount in the reverse chronological order in which the increases occurred.  After all prior increases in the Face Amount have been reduced, any additional decreases in the Face Amount will reduce the initial Face Amount provided under the original Application.
A decrease in Face Amount will be subject to surrender charges according to the table of surrender charges applicable to that portion of the Face Amount (see “Surrender Charges”).
Before requesting a decrease in the Face Amount, You should consider that any decrease in the Face Amount may result in a surrender charge and a reduced Death Benefit.
Death Benefit
The Death Benefit is the greater of the Basic Death Benefit or the Minimum Death Benefit.  You may select between two options of the Basic Death Benefit.
Basic Death Benefit, Option A - the Face Amount of Your Policy on the date of the Insured’s death.
Basic Death Benefit, Option B - the Face Amount of Your Policy on the date of the Insured’s death plus the Total Accumulation Value on the date of the Insured’s death.
Minimum Death Benefit - The Minimum Death Benefit at any time is equal to the Total Accumulation Value divided by the net single premium per dollar of insurance.  The net single premium per dollar of insurance is the amount that would be required to purchase one dollar of paid up whole life insurance, based on the Insured’s sex, attained age, and underwriting classification, based on the 2001 CSO Table for Policies for the Insured’s sex and smoking status, and assuming a 4% rate of interest.

A Policy with a lower net single premium per dollar of insurance will have a higher Minimum Death Benefit than an otherwise comparable Policy that has a higher net single premium per dollar of insurance. The amount of the net single premium will generally be lower for a younger Insured than for an older Insured, lower for a female Insured than for a comparable male Insured, and lower for an Insured who does not use tobacco than for an Insured who does. If the Insured presents other special risks, net single premiums will reflect upward adjustments from the mortality table that otherwise would be applicable.
The net single premium per dollar of insurance increases over the period of time that a Policy is in force, as the Insured’s age increases. This means that each year that Your Policy is in force, the Minimum Death Benefit will be smaller in relation to the Policy’s Total Accumulation Value than it was the year before.
Effect of Partial Withdrawals on the Death Benefit
The Death Benefit will be reduced by the amount of any partial withdrawal from the Policy.  Thus, under Basic Death Benefit, Option A, the Face Amount will be correspondingly reduced to the excess, if any, of the Face Amount over the result of (a) – (b) where:
(a) Is the Death Benefit immediately prior to the partial withdrawal; and

(b) Is the amount of the partial withdrawal and any charge for the partial withdrawal.

Changing the Death Benefit Option
You may request a change in the Death Benefit Option by giving us Notice.  The change will go into effect on the Monthly Deduction Date on or next following the date We receive the request for change.  We may require evidence of insurability prior to approving any change in Death Benefit Option that results in an increase in the net amount at risk at the time of such option change.
The following Death Benefit Option changes will not require evidence of insurability subject to the conditions outlined.
If You request a change from Basic Death Benefit, Option B to Basic Death Benefit, Option A, the Face Amount under Death Benefit, Option A will be increased to equal the Death Benefit available under Basic Death Benefit, Option B on the effective date of change.
If You request a change from Basic Death Benefit, Option A to Basic Death Benefit, Option B, and the Face Amount exceeds the Death Benefit less the Total Accumulation Value, the Face Amount will be decreased so that it equals the Death Benefit less the Accumulation Value on the effective date of the change.  Such a change will not be allowed if the resulting Face Amount is less than Our minimum Face Amount.
No more than one Death Benefit Option change will be permitted in a 12 month period.
Death Benefit Proceeds
The Death Benefit proceeds under this Policy will be the sum of:
1. The Death Benefit; plus
2. Any insurance on the life of the Insured provided by optional benefit riders; less
3. The amount needed to keep this Policy in force to the end of the

    Policy Month of death, if the Insured died during the Policy Grace Period; less
4. Any Policy loan balance.

Generally, We pay the Death Benefit within seven days after We receive due proof of death and/or any other documentation We require at Our Administrative Office.  We credit interest on the Death Benefit proceeds from the date of death until We pay the Death Benefit.  The Death Benefit proceeds will be paid in one lump sum, unless the Policy’s death benefit proceeds exceed $1,000 and You elect a settlement option described below (see “Settlement Options”).  Prior to the Insured’s death, You can elect the settlement option or change a previously elected settlement option. At the time of the Insured’s death, if You did not make an election, the Beneficiary may apply the Death Benefit proceeds to one of the settlement options. We must receive an election of or a change to a settlement option in writing at Our Administrative Office in a form acceptable to Us.
ACCUMULATION VALUE
Determining Your Total Accumulation Value
The Total Accumulation Value of this Policy at any time is equal to the Subaccount Accumulation Value plus the Fixed Account Accumulation Value plus the Loan Account Accumulation Value. This amount is allocated based on the instructions You give Us. A number of factors affect Your Policy’s Total Accumulation Value, including, but not limited to:
• the amount and frequency of Your premium payments;
• the investment experience of the Subaccounts You choose;
• the interest credited on the amount You allocate to the Fixed Account, if any;
• the Policy loan balance;
• the amount of any partial withdrawals You make (including any charges You incur as a result of such withdrawals); and
• the amount of charges We deduct.
The Subaccount Accumulation Value plus the Fixed Account Accumulation Value is referred to as the Unloaned Accumulation Value.
Determining Your Subaccount Accumulation Value
The value You have in each Subaccount at any time is equal to the number of units Your Policy has in that Subaccount, multiplied by that Subaccount’s unit value.  The Subaccount Accumulation Value is equal to the sum of the value You have in each Subaccount.
We determine the unit value for each Subaccount at the regularly scheduled close of business of the NYSE, on each day the NYSE is open for regular trading (“Business Day”). The NYSE is closed on most national holidays and Good Friday. We value shares of each Fund at the net asset value per share as determined by the Fund and reported to us by the Fund’s investment adviser. Each Fund determines the net asset value of its shares as described in the Life Series Funds prospectus.
The unit value of a Subaccount on any Valuation Day is equal to the unit value on the previous Valuation Day, multiplied by the net investment factor for that Valuation Day.
The net investment factor for a Subaccount on any Business Day is equal to (a) divided by (b) where:

(a)
 is the net asset value per share of the designated Fund at the end of the Business Day, plus the per share amount of any dividend or capital gain distribution declared by the Fund since the previous Business Day, less the per share amount of any taxes deducted by us; and

(b)	is the net asset value per share of the designated Fund on the previous Business Day.

Determining Your Fixed Account Accumulation Value
On the Issue Date, the Fixed Account Accumulation Value is equal to the portion of the initial Net Premium less the portion of the Monthly Deduction for the first Policy Month that is allocated to the Fixed Account.
The Fixed Account Accumulation Value on succeeding Monthly Deduction Dates is equal to:
1.	the Fixed Account Accumulation Value on the previous Monthly Deduction Date;
plus the sum of the following transactions that have occurred since the last Monthly Deduction Date:
2.	any additional Net Premiums allocated to the Fixed Account;
3.	any transfers into the Fixed Account, including transfers due to the repayment of a loan; and
4.	interest accrued on the Fixed Account Accumulation Value, at the daily equivalent of the Fixed Account interest rate;
less the sum of the following transactions that have occurred since the last Monthly Deduction Date:
5.	the portion of the Monthly Deduction for the current Policy Month allocated to the Fixed Account;
6.	any transfers out of the Fixed Account, including transfers due to the making of a loan; and
7.	any partial withdrawals allocated to the Fixed Account.
SURRENDERS AND PARTIAL WITHDRAWALS
Policy Surrenders
You may fully surrender the Policy at any time while the Insured is living for its Total Accumulation Value less the applicable surrender charge and any outstanding Policy loans and loan interest (“Net Surrender Value”).  A full surrender will be effective on the date that We receive both the Policy and a written request in a form acceptable to Us.  The amount payable will be the Net Surrender Value that We next compute after We receive the surrender request at Our Administrative Office. You should note that because the Total Accumulation Value of the Policy fluctuates with the performance of the Subaccounts and the interest credited to the Fixed Account, and because a surrender charge may apply, the Net Surrender Value may be more or less than the total premium payments You have made less any applicable fees and charges.  Upon a full surrender, Your Policy will terminate.
Partial Withdrawals
You may request a partial withdrawal of a portion of the Unloaned Accumulation Value under Your Policy at any time after the first Policy Anniversary while the Insured is living. The partial withdrawal will be effective on the date We receive Your Notice.
The Amount and Frequency Permitted for Partial Withdrawals
The minimum amount that You must request for a partial withdrawal is set forth in Your Policy Schedule.  The maximum partial withdrawal amount is 90% of Your Unloaned Accumulation Value, however in no case can You withdraw an amount which would:
(a)	reduce the Face Amount to less than the minimum Face Amount for the Policy ($100,000);

(b)	reduce the Surrender Value to less than six times the most recent Monthly Deduction; or

(c)	reduce the Loan Value to less than the Policy loan balance.
The amount of the partial withdrawal and any charge for the partial withdrawal will be deducted from the Total Accumulation Value. Unless You instruct Us otherwise, We will withdraw these amounts from the Subaccounts and/or Fixed Account in the same proportion as the Subaccount Accumulation Value in each Subaccount and the Fixed Account Accumulation Value bears to the Unloaned Accumulation Value.
The maximum number of partial withdrawals allowed in a Policy Year is 12.
The Effect of Partial Withdrawals
The Death Benefit will be reduced by the amount of the partial withdrawal.  Thus, under Death Benefit, Option A, the Face Amount will be correspondingly reduced to the excess, if any, of the Face Amount over the result of (a) – (b) where:
(a)	is the Death Benefit immediately prior to the partial withdrawal; and
(b)	is the amount of the partial withdrawal and any charge for the partial withdrawal.
The Face Amount reduction, if any, resulting from a partial withdrawal will be subject to a surrender charge as described under “Decreases in Face Amount.” However, there is no surrender charge associated with a partial withdrawal under Basic Death Benefit, Option B.
For example, under Basic Death Benefit, Option A, a policyholder with an Unloaned Accumulation Value of $50,000 and Face Amount equal to the Death Benefit of $150,000 may choose to take a partial withdrawal of $5,000.  Including the $25 partial withdrawal fee, the Death Benefit would be reduced by $5,025.  After taking the withdrawal, the Policy would have an Unloaned Accumulation Value of $44,975, a Face Amount of $144,975, and a Death Benefit of $144,975.
We will deduct any applicable surrender charge from the Unloaned Accumulation Value that remains after deducting Your partial withdrawal, so that You receive the full amount of the Partial Withdrawal requested.  The surrender charge will be apportioned and the Face Amount of the Policy will be reduced on the same basis and in the same order as described above under “Surrender Charge.”
We charge a $25.00 partial withdrawal processing fee to process each partial withdrawal.  We will deduct this charge from the Total Accumulation Value remaining after the partial withdrawal.  To the extent there is a balance remaining, the charge will be deducted from each Subaccount and/or the Fixed Account in the proportion that such account bears to the Total Accumulation Value prior to the partial withdrawal.  Any portion of this charge that cannot be assessed due to insufficient value in any account will be allocated proportionally to the balances in the remaining accounts.  We may defer payment of partial withdrawal proceeds under the conditions described in “Payment and Deferment”.
A request for a partial withdrawal in an amount that would result in a failure to continue to qualify the Policy for the Monthly No Lapse Premium Guarantee will not be processed without Your consent to terminate the Monthly No Lapse Premium Guarantee as of the date the partial withdrawal is made.
POLICY LOANS
If You meet the terms of the Policy and Our procedures, You may borrow up to 75% of the Surrender Value of the Policy during the first three Policy Years and 90% of the Surrender Value of the Policy after the first three Policy Years (We refer to these amounts as the “Loan Value”), if You assign Your Policy to Us as sole security.  The amount available to You as a loan at any time is the Loan Value less any existing Policy loan balance, any loan interest to the next Policy Anniversary, and the Monthly Deductions to the next Policy Anniversary.
We charge daily interest on the outstanding loan amount at an effective annual rate of 6.00% compounded on each Policy Anniversary. In general, if We approve the loan, We send the loan amount within seven days of receipt of the request. We will not permit a loan unless it is at least $500. You may repay all or a portion of any loan and accrued interest at any time.  The minimum loan repayment amount is $100 or the Policy loan balance, if less.  You must designate a loan repayment as such.  Any payment We receive from You that is not designated as a loan repayment will be credited to the Policy as a premium payment and will be allocated according to the allocation instructions You previously provided.
When You take a loan, We transfer a portion of the Unloaned Accumulation Value equal to the loan amount from the Subaccount(s) and/or the Fixed Account that You have selected to Our General Account. We charge the loan amount to each Subaccount and/or the Fixed Account, if applicable, in the proportion which the value of each Subaccount and/or the Fixed Account bears to the Unloaned Accumulation Value of the Policy as of the date of the loan. A Policy loan reduces the Death Benefit and the Surrender Value by the amount of the loan. A Policy loan may also permanently affect the Unloaned Accumulation Value, whether or not You repay the loan in whole or in part. This occurs because We credit the amount in the loan account at the assumed interest rate of 5.00%.  Thus, even if it is repaid, a Policy loan may have a negative impact on the Unloaned Accumulation Value if the actual net investment returns of the Subaccounts You have selected exceed the assumed interest rate of 5.00%. The longer the loan is outstanding, the greater the impact is likely to be.
If You do not pay the loan and interest when it is due on each Policy anniversary, We will increase Your loan by the amount of any unpaid interest, and We will transfer an equivalent amount of Unloaned Accumulation Value from the Subaccount(s) and/or the Fixed Account to the General Account. We will credit loan repayments to each Subaccount and/or the Fixed Account in proportion to Your allocation to each Subaccount.
We subtract the amount of any outstanding loan plus interest from the Death Benefit or Cash Value payable to You or Your Beneficiary.
While the receipt of the principal of a Policy loan is generally not taxable, it may be taxable if the loan is outstanding when the Policy is surrendered, exchanged, lapsed or converted to continued insurance, or the Policy has been converted into a MEC. A Policy loan may also cause a Policy to terminate if the Cash Value of the Policy falls below the total amount borrowed due to fluctuation in the values of the Subaccounts selected or other factors. In such case, the entire amount of the loan is immediately taxable to the extent it exceeds Your basis in the Policy. You should, therefore, consult with a qualified tax adviser before taking Policy loans.
TERMINATION
The Policy will terminate upon the sooner of:
•	the date the Policy is fully surrendered (see “Surrenders”);
•	the date the Policy lapses because of insufficient funds to pay Our fees and charges;
•	the date of the Insured’s death (see “Death Benefit”); or
•	the Maturity Date.
Maturity Date
The Policy will terminate if the Insured is still living and attains the age of 120.  Upon reaching the Maturity Date, We will terminate the Policy and pay to You the Total Accumulation Value, less any Policy loan balance.
Lapse
The Policy will terminate without value if on any Monthly Deduction Date the Net Surrender Value is insufficient to pay the Monthly Deduction due, except to the extent that a no lapse period or grace period applies as discussed below.
Please note that this Policy offers an optional Waiver of Specified Monthly Deduction Rider for an additional charge.  Even if You select this rider and it is in effect, Your Policy may lapse.  Under the terms and conditions of the rider, in certain circumstances, We will waive a portion of Your Monthly Deduction (an amount We call the Specified Monthly Deduction). The portion of Your Monthly Deduction that We will waive does not include the separate account charge.  Thus, even if this rider is in effect, You will be charged a Monthly Deduction (which will be comprised of the separate account charge only) and Your Policy may terminate without value if on any Monthly Deduction Date the Net Surrender Value is insufficient to pay the Monthly Deduction due, except to the extent that the Monthly No Lapse Premium Guarantee, No Lapse Guarantee Grace Period or Policy Grace Period applies as discussed below.  Your ability to pay the Monthly Deduction (i.e., the separate account charge) may be affected by the investment performance of the Subaccounts You have selected and any Policy loans You have outstanding.
Monthly No Lapse Premium Guarantee
The Monthly No Lapse Premium Guarantee ensures that the Policy will remain in force during the first 10 years even if on a Monthly Deduction Date, the Unloaned Accumulation Value is less than the Monthly Deduction.  In order for the Monthly No Lapse Premium Guarantee to remain in effect, the sum of Your premiums paid minus any Policy loan balance and any partial withdrawals and charges for them must at all times at least equal the sum of the Monthly No Lapse Premiums applicable since the Issue Date.  The amount of the Monthly No Lapse Premiums is determined by the Insured’s sex, age on the Issue Date, underwriting classification and the Face

Amount of the Policy.  We will adjust the amount of the Monthly No Lapse Premium as necessary to reflect Policy changes.
When the Policy is in force under the Monthly No Lapse Premium Guarantee and the Unloaned Accumulation Value is zero, Monthly Deductions will accumulate as due and unpaid.  When the Unloaned Accumulation Value next becomes positive, the Monthly Deductions accumulated as due and unpaid will be deducted.
You are not required to pay the Monthly No Lapse Premiums on a monthly-basis, but the aggregate amount of the premiums You have paid must be equal to or greater than the sum of the Monthly No Lapse Premiums applicable since the Issue Date.  If on any Monthly Deduction Date, the sum of Your premiums paid minus any Policy loan balance and any partial withdrawals and charges for them does not equal or exceed the accumulated Monthly No Lapse Premiums, this provision will terminate after the expiration of the No Lapse Guarantee Grace Period described below.
No Lapse Guarantee Grace Period
If on a Monthly Deduction Date occurring more than 61 days prior to the end of the 10-year no lapse period, the sum of Your premiums paid minus any Policy loan balance, loan interest due and any partial withdrawals and charges for them does not equal or exceed the sum of the Monthly No Lapse Premiums applicable since the Issue Date, a No Lapse Guarantee Grace Period will be allowed for the payment of an additional premium to keep the Monthly No Lapse Premium Guarantee in effect.  The additional premium that must be paid is the amount that is needed for the sum of Your premiums paid minus any Policy loan balance, loan balance due and any partial withdrawals and charges for to equal or exceed the sum of the Monthly No Lapse Premiums applicable since the Issue Date at the end of the No Lapse Guarantee Grace Period.  If the amount of premium required is not paid by the end of the No Lapse Guarantee Grace Period, the Monthly No Lapse Premium Guarantee will terminate and may not be reinstated at a later time.
Policy Grace Period
If the Monthly No Lapse Premium Guarantee is not in effect, then this Policy will enter the Policy Grace Period if on a Monthly Deduction Date, the Net Surrender Value is insufficient to cover the Monthly Deduction due.
A Policy Grace Period of 61 days will be allowed for the payment of premium needed to keep this Policy in force.  The minimum premium required to keep this Policy in force is three times the Monthly Deduction due on the date of insufficiency.
This Policy will stay in force during the Policy Grace Period.  At least 30 days before the end of the Policy Grace Period, We will send You a notice of the required premium due.  If the amount specified in the notice is not paid within the Policy Grace Period, this Policy will terminate without value at the end of the Policy Grace Period.
If the Insured dies during the Policy Grace Period, the amount needed to keep this Policy in force to the end of the Policy Month of death will be deducted from the Death Benefit proceeds.
Reinstatement
If the Policy lapses, You may apply for reinstatement within three years of lapse.  A Policy surrendered for cash may not be reinstated.
To reinstate this Policy, We will require You to:
(1) Present evidence acceptable to us, which, in some cases, may involve standard underwriting, including a medical examination that the Insured is insurable at the same underwriting class as this Policy was originally issued;
(2) Pay enough premium to keep this Policy in force for two months;
(3) Pay or reinstate any Loan Balance; and
(4) Pay all Monthly Deductions that were due and unpaid before the end of the Policy Grace Period.
We will send You the necessary Application and other requirements within 15 days after We receive Your reinstatement request.  We may require that You return this Policy to Us in order to put the reinstatement into effect.
The reinstatement date will be the Monthly Deduction Date that falls on or next follows the date We approve the reinstatement Application.
SETTLEMENT OPTIONS
You or Your Beneficiary may elect to apply all or a portion of the proceeds of a surrender or death benefit payment, as applicable, under any one of the following fixed benefit settlement options rather than receive a single payment of Policy proceeds. The Policy proceeds must be at least $1,000 and the settlement option chosen must be a minimum of $50 per payment received. The amount of the payment under life income options will depend on the age and sex of the person whose life determines the duration of payments. Federal tax consequences may vary depending on the settlement option chosen. The options are as follows:
Payment of a Designated Amount - Payments in equal monthly, quarterly, semi-annual, or annual installments until proceeds applied under the option and interest on unpaid balance at a rate of 2½% per year and any additional interest are exhausted.
Payment for a Designated Number of Years - Payments in equal monthly, quarterly, semi-annual, or annual installments for up to 25 years, including interest at a rate of 2½% per year. Payments may increase by additional interest, which We would pay at the end of each installment year.
Payment of Life Income - We will pay the Policy proceeds in either equal monthly, quarterly, semi-annual or annual payments for as long as the payee is living.  The amount of payment will depend on the age and sex of the payee.  If the payee is not an individual, the amount of payment will depend on the age and sex of a Designated Person chosen by the payee and agreed to by us.  We will require acceptable proof of age for the payee or Designated Person.
We may require proof that the person on whose life the payments are based is alive when each payment is due.  We may discontinue payments until We receive satisfactory proof of survival.  Any of the following provisions may be chosen.  If the amount of payments for different guaranteed periods is the same at any given age, We will deem the longer period to have been chosen.
Life Income, Guaranteed Period - Payments guaranteed for 10 or 20 years, as You elect, and for life thereafter. During the guaranteed period of 10 or 20 years, the payments may be increased by additional interest, which We would pay at the end of each installment year.

Life Income, Guaranteed Return - The sum of the payments made and any payments due at the death of the person on whose life the payments are based, never to be less than the proceeds applied.
Life Income Only - Payments made only while the person on whose life the payments are based is alive.  If the person on whose life the payments are based dies before any life payments are made, then no payments will be made.
In addition to the fixed benefit settlement options listed above, You or Your Beneficiary may elect to leave the Policy proceeds with Us to accumulate interest.  In order to elect this option the Policy proceeds must be at least $1,000.
Proceeds Left at Interest - Proceeds left with Us to accumulate, with interest payable at a rate of no less than 1.00% per year, which may be increased by additional interest.  Interest may be paid to You or Your Beneficiary monthly, quarterly, semi-annually or annually, as elected, or may be left with Us to accumulate.  You or Your Beneficiary may withdraw part or all of the Policy proceeds, and any earned interest, at any time.
OPTIONAL BENEFITS AND INSURANCE RIDERS
Currently, the following optional benefits and insurance riders are available under the Policy.  The following insurance riders may be included in a Policy in states where available. If you wish to elect one or more of these riders, You must do so at the time Your Policy is issued. Riders are subject to the payment of an additional monthly charge, certain age and insurance underwriting requirements, and the restrictions and limitations that apply to the Policy, as described above. The summaries below describe important benefits, features, rights and obligations under each rider. Additional terms and conditions are set out in the form of each rider. You may obtain additional information in this regard from Your representative.
Accidental Death Benefit Rider
You may purchase an accidental death benefit rider if the Policy Insured's age is 0 to 60. The rider provides for an additional fixed amount of death benefit in the event the Policy Insured dies from accidental bodily injury while the Policy is in force and before the Policy anniversary when the Policy Insured attains age 70. The amount of the benefit is equal to the Face Amount of the Policy, but cannot exceed an amount equal to $200,000 minus the sum of the Policy Insured's accidental death benefit coverage in all other insurance companies.
Waiver of Specified Monthly Deduction Rider
Please note that due to the rules and regulations of various states, the terms and conditions of the rider may differ depending on where You reside.  The discussion below describes the significant terms and conditions of the rider as they apply to the residents of most states.  If, however, You reside in Arizona, Connecticut, Delaware, Florida, New York, North Dakota or Washington, D.C., please see Appendix A for a discussion of the significant terms and conditions of the rider as they apply to You.
At the time of the Issue of the Policy, You may purchase a rider that waives the Specified Monthly Deduction under certain circumstances. The Specified Monthly Deduction includes the premium charge, the policy charge, the cost of insurance charge, the Face Amount charge and optional rider charges (if any).  The Specified Monthly Deduction does not include the separate account charge.  Thus, even if this rider is in effect You still will be charged a Monthly Deduction which will be comprised of the separate account charge alone.  While the Specified Monthly Deduction is being waived, all benefits included under this Policy will continue in force, subject to Your ability to pay the Monthly Deduction (i.e., the separate account charge), which may be affected by the investment performance of the Subaccounts You have selected and any Policy loans You have outstanding.
Under the terms of the rider, if the Policy Insured becomes totally disabled:
•
Before the Policy Anniversary on which the Policy Insured attains age 60, We will waive the Specified Monthly Deductions which fall due while the total disability continues.  If the total disability continues to the Policy Anniversary on which the Policy Insured attains age 65, We will waive all further Specified Monthly Deductions due under the Policy.

•
After the Policy Anniversary on which the Policy Insured attains age 60, We will waive the Specified Monthly Deductions which fall due while the total disability continues, but only up to the Policy Anniversary on which the Policy Insured attains age 65.

For the purposes of this rider, total disability means that the Policy Insured is unable to perform the substantial and material duties of their job due to sickness or accidental bodily injury for the first 24 months of the total disability.  After the first 24 months of total disability, total disability means that the Policy Insured is unable to perform any of the substantial and material duties of their job for which they become reasonably suited by education, training or experience due to sickness or accidental bodily injury.  The total disability must require the regular treatment by a licensed physician other than the Policy Insured, be caused by accidental bodily injury occurring, or disease first manifesting itself, after the effective date of this rider but before the Policy Anniversary on which the Policy Insured attains age 65, and continue for six consecutive months.
Prior to the approval of any claim, We have the right to have one or more physicians examine the Policy Insured as often as We may reasonably require. After approval of a claim, We may require proof of continuance of the total disability and designate a qualified physician to examine the Policy Insured at reasonable intervals at Our expense.  Under the terms of the rider, You are required to give Us immediate notice when the Policy Insured recovers from the total disability.
In order to claim this benefit, both the rider and the Policy must be in force.
The rider will terminate when the Policy terminates, the Policy Anniversary on which the Policy Insured attains age 65, or upon Your written request.
Children’s Term Life Insurance Rider
You may purchase life insurance on children of the Policy Insured who are qualified under the terms of the Rider. The Children’s Term Life Insurance Rider allows You to purchase between $5,000 and $15,000 of coverage on qualified children. The premium is the same regardless of the number of children covered. Children born, adopted, or who become a stepchild after the Issue Date of the Policy are automatically insured as long as they are qualified under the terms of the Rider. The Rider coverage is convertible, without evidence of insurability to an individual policy in the name of the Insured Child at the earlier of when they reach 25 years of age or the Insured attains age 65. If the Insured dies during the premium payment period, the Insured Child’s coverage continues as paid up term insurance.
Spouse’s Term Life Insurance Rider
You may purchase term life insurance on the Policy Insured’s spouse in the form of a Rider to the Policy. The Spouse’s Term Insurance Rider provides a death benefit of $25,000 and is offered on simplified issue underwriting basis. The spouse to be insured may not be 10 or more years older or younger than the Policy Insured. The Rider coverage is convertible to a new plan of insurance without evidence of insurability at attained age within 60 days prior to either a premium increase, the expiration of coverage under the Rider or when the Policy Insured attains age 65. Premiums for this rider are level for an initial 20-year period then increase for subsequent level 20-year periods or to the termination date of the rider if earlier.
Accelerated Death Benefit Rider
You may request a one-time acceleration of up to 80% of the Policy’s Death Benefit if the Policy Insured has a life expectancy of twelve months or less.  There is no cost or charge for this rider.
The minimum accelerated death benefit You may request is 25% of the Death Benefit under Your Policy.  The maximum accelerated death benefit you may request is the lesser of 80% of the Death Benefit as of the date the first request is paid or $250,000, including all other accelerated death benefit amounts under all policies issued by Us on the life of the Policy Insured.  Upon Your request for an accelerated death benefit, We will reduce the Death Benefit by a proportionate amount of any outstanding Policy loan balance and multiply the remainder by the amount of the acceleration percentage.  We then deduct an administrative fee of up to $150.  The amount of the accelerated death benefit will be paid to You in a single sum.
Any remaining Death Benefit under the Policy will be reduced by the amount of the accelerated death benefit.  The Policy’s Total Accumulation Value will be reduced by the same percentage as the Policy’s Death Benefit.
The coverage provided by this rider will end upon Your written request to cancel it, upon surrender of the Policy, or the date of the Policy Insured’s death.
You should be aware that receiving benefits under this rider may affect the Policy Insured’s eligibility for public funds such as Medicare, Medicaid, Social Security, Supplemental Security Income (SSI), or other government assistance programs.  You should consult a tax advisor to consider any tax consequences that may arise when benefits are paid under this rider.
Guaranteed Paid-Up Insurance Option
This option allows You to purchase a new paid-up whole life insurance policy without evidence of insurability with the proceeds from this Policy.  You may elect this option by giving Notice to Us.  Upon election of this option, all additional benefits attached to this Policy will terminate unless otherwise provided.  You will not pay any further premiums nor will any further premiums be allowed. The Death Benefit Option will be Option A.
Upon receiving Your request, We will calculate the amount of Guaranteed Paid-Up Insurance based on the age of the Policy Insured at the time You elect this option, the net single premium mortality table and the net single premium interest rate under Your Policy (for a discussion of net single premiums, please see the section above titled “Minimum Death Benefit”).  The amount of Guaranteed Paid-Up Insurance will be the lesser of:
1.	the amount of paid-up insurance purchased using the entire Surrender Value of this Policy less any outstanding Policy loan balance as a net single premium; or
2.
the amount of paid-up insurance purchased using a portion of the Surrender Value of this Policy less any outstanding Policy loan balance as a net single premium such that the amount at risk on the paid-up insurance is no greater than the amount at risk on this Policy on the date of election.  The portion of the Surrender Value less any outstanding Policy loan balance not applied to provide the paid-up insurance will be paid to You.

You may choose to continue any existing Policy loan under this option.  In such case, the amount of Guaranteed Paid-Up Insurance will be calculated using the Surrender Value of this Policy as a net single premium as described above.
When You elect this option, the Unloaned Accumulation Value in the Subaccounts and/or the Fixed Account is transferred to Our General Account.  Subsequently, Your insurance benefits will not vary with the investment return.  Policy Values will continue to be calculated as described above with the following modifications:
1.	the monthly additional mortality charge, if any, and the policy charge will no longer be made;
2.
the guaranteed interest rate, the monthly interest factor and the guaranteed cost of insurance charges used in determining surrender values will be the based upon the Net Single Premium interest rate and the Net Single Premium table;

3.	the Additional Risk Percentage, if any, will no longer be applied; and
4.	surrender charges will no longer apply.
Once You elect this option, You may surrender Your Guaranteed Paid-Up Insurance at any time for its Surrender Value less any outstanding Policy loan balance.  Your surrender request will be effective on the date We receive Your Notice and this Policy.
FEES, CHARGES AND EXPENSES
We describe below the fees and charges that You are required to pay to purchase and maintain the Policy. We deduct these fees and charges under the Policy in consideration for: (1) the services and benefits We provide; (2) the costs and expenses We incur; and (3) the risks We assume. The fees and charges deducted under the Policy may result in a profit to Us.
Transaction Fees
The following are the transaction fees and charges that We deduct.
Premium Charge
We impose a premium charge on each premium payment. The premium charge is a percentage of the premium amount.  The current premium charge is 5.00% of each premium payment made.  The guaranteed maximum premium charge is 8.00% of each premium payment made.  We may change the current premium charge from time to time, but it will never exceed the guaranteed maximum premium charge.
The premium charge is intended to compensate Us for Our sales expenses, premium taxes and other costs and risks associated with the Policy. The premium charge does not correspond to Our actual costs in any particular year.
The Policy is distributed through Foresters Financial Services, Inc. (“FFS”), which is one of Our affiliates.  The Policy is offered to the public through registered representatives of FFS and through other broker-dealers (“Selling Firms”) that are licensed under the federal securities laws and applicable state insurance laws and that have entered into written selling agreements with FFS as the underwriter.  These Selling Firms may be affiliated with Us.  FFS pays its representatives a percentage of the premium on Policies that they sell.  FFS pays commissions to the Selling Firms for their sales of the Policy according to one or more schedules. The amount and timing of commissions may vary depending on the selling agreement.  A representative of a Selling Firm who sells You the Policy typically receives a percentage of the compensation FFS pays to his or her Selling Firm, depending on the agreement between the Selling Firm and its representative, and the Selling Firm’s compensation program.  Ask Your representative for further information about the compensation Your representative, and the Selling Firm that employs Your representative, may receive in connection with Your purchase of a Policy.
In addition, in an effort to promote the sale of Our products, We and FFS may enter into compensation arrangements with certain broker-dealer firms, some of which may be affiliated with Us with respect to certain or all registered representatives of such firms under which such firms may receive separate compensation or reimbursement for, among other things, training of sales personnel, marketing, administrative services and/or other services they provide to Us or Our affiliates.  These services may include, but are not limited to: educating customers on Our product features; conducting due diligence and analysis; providing office access, operations and systems support; and holding seminars intended to educate registered representatives and make them more knowledgeable about Our products.  We and FFS also may compensate third-party vendors for services that such vendors render to broker-dealer firms.  To the extent permitted by the Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, We and FFS may pay or allow other promotional incentives or payments in the forms of non-cash compensation (e.g., gifts, occasional meals and entertainment, sponsorship of training and due diligence events).  These arrangements may not be offered to all firms and the terms of such arrangements may differ between firms.  In addition, Our affiliates may provide such compensation, payments and/or incentives to firms arising out of the marketing, sale and/or servicing of variable annuities or life insurance offered by Us.

Surrender Charges
We charge a surrender charge for any full surrender or partial withdrawal of Total Accumulation Value.  The surrender charge will vary based on the Insured’s age, gender and underwriting class of risk.  The surrender charge is calculated per $1,000 of Face Amount surrendered or decreased.
Any increase in Face Amount that You request will be subject to new surrender charges based upon the Insured’s characteristics at the time of the request.  Increases in Face Amount which automatically result from a change in Death Benefit Option will not be subject to new surrender charges.
The new surrender charges will apply only to the associated increase in Face Amount.  When You request a full surrender or partial withdrawal, We will calculate the reduction in Face Amount by first reducing any requested increases in Face Amount that have not already been surrendered or decreased, in the reverse chronological order in which the increases were made, and then against the initial Face Amount which is still in effect.  The surrender charge will be calculated based upon the initial surrender charges or the new surrender charges, as applicable.
The surrender charge will be deducted from the Unloaned Accumulation Value that remains after deducting Your partial withdrawal, so that You receive the full amount of the Partial Withdrawal requested.
Partial Withdrawal Processing Fee
We charge a $25 processing fee for any partial withdrawal from the Policy to compensate us for administrative costs related to processing Your partial withdrawal request.  We will deduct this charge from the Unloaned Accumulation Value remaining after the partial withdrawal.  To the extent there is a balance remaining, the fee will be deducted from each Subaccount and/or the Fixed Account in the proportion that such account bears to the Unloaned Accumulation Value prior to the partial withdrawal.  Any portion of this charge that cannot be assessed due to insufficient value in any account will be allocated proportionally to the balances in the remaining accounts.
Transfer Fees
We charge a $10 fee for transfers of the Unloaned Accumulation Value in excess of four per Policy Year, including those involving the Fixed Account but excluding transfers made under the Systematic Transfer Option or the Automated Subaccount Reallocation Option.
Periodic Charges
The following describes the fees and expenses that We may deduct periodically over the life of the Policy.

Monthly Deductions
Policy Charge
Each Monthly Deduction Date, We impose a policy charge for Our administrative expenses of $10 per month.  We guarantee that this charge will not be more than $10.  This charge is deducted from each Subaccount and the Fixed Account according to the proportion of each account’s value to the Unloaned Accumulation Value.
Cost of Insurance Protection
Each Monthly Deduction Date, We will deduct a charge for the cost of insurance protection.  This charge is deducted from each Subaccount and the Fixed Account according to the proportion of each account’s value to the Unloaned Accumulation Value. The cost of insurance charge is determined by the insurance rates applicable to Your Policy based upon Your age, sex underwriting classification and the net amount of insurance that is at risk. We guarantee that the cost of insurance will not be higher than rates based on the 2001 Commissioners’ Standard Ordinary Mortality Table for the Insured’s sex and tobacco use classification.  The cost of insurance is equal to:
(a) x (b) x [1+(c)] + (d), where:
(a) is the monthly cost of insurance rate per $1,000 of net amount at risk;
(b) is the net amount at risk;
(c) is the additional risk percentage; and
(d) is the monthly additional mortality charge.
Items (c) and (d) are applicable only if this Policy or a portion of this Policy is subject to a substandard underwriting classification.
The net amount at risk is equal to the Death Benefit as of the Monthly Deduction Date divided by 0.0016516 (the monthly equivalent of an effective annual rate of 2.0%), less the Total Accumulation Value as of the Monthly Deduction Date (before this cost of insurance).
The Death Benefit varies based upon the Death Benefit option chosen and the Total Accumulation Value.  The Total Accumulation Value varies based upon the performance of the Subaccounts selected, interest credited to the Fixed Account, outstanding loans (including loan interest), charges, and premium payments. We determine the initial rate of the monthly cost of insurance based upon Our underwriting of Your Policy.  This determination is based on various factors including the Insured’s issue age, gender, underwriting class, Policy Year and Face Amount.  We may change these rates from time to time, based on changes in future expectations of such factors as mortality, investment income, expenses, and persistency. The cost of insurance rates, however, will never exceed the guaranteed maximum cost of insurance rates for Your Policy. Your cost of insurance charge may vary from month to month depending on changes in cost of insurance rates and the net amount at risk.  We expect to profit from this charge. Profits derived from this charge can be used for any corporate purpose.
Separate Account Charge
Each Monthly Deduction Date, We deduct from the Subaccount assets attributable to Your Policy a monthly separate account charge for the benefits We provide and the costs We incur in connection with the Policy.  The charge is calculated as a percentage of the assets You have allocated to the Subaccounts.  This charge is deducted from each Subaccount according to the proportion of each account’s value to the Subaccount Accumulation Value.  The guaranteed maximum separate account charge is an effective annual rate of 0.50% of Your Subaccount Accumulation Value.  The current separate account charge is equal to an effective annual rate of 0.50% of Your Subaccount Accumulation Value for the first 20 years of the Policy, and 0.25% thereafter.  We may change the current separate account charge from time to time, but it will never exceed the guaranteed maximum separate account charge for Your Policy.
The separate account charge is determined by multiplying the Subaccount Accumulation Value, after the deduction of the cost of insurance charge and any other monthly charges, by the monthly equivalent of the annual separate account charge percentage.
Face Amount Charge
Each Monthly Deduction Date, We will deduct a Face Amount charge.  The charge is calculated based upon each $1,000 of Face Amount You select and may vary based upon Your age, sex and underwriting classification.  The charge is deducted from each Subaccount and the Fixed Account according to the proportion of each account’s value to the Unloaned Accumulation Value.  The guaranteed maximum charge for all years is $0.100 per thousand of Face Amount You select.  The current charge is the same as the guaranteed charge for the first 10 years of the Policy, and then becomes $0.00 thereafter.  We may change the current charge per thousand of Face Amount from time to time, but it will never exceed the guaranteed charge per thousand of Face Amount for Your Policy.
Optional Rider Charges
Each Monthly Deduction Date, We charge an additional monthly charge for each optional insurance rider that You select for Your Policy. See “Optional Riders” section of the table entitled “Periodic Charges Other Than Fund Operating Expenses” in the “Fee Tables” section of this Prospectus and Your Policy for more information on the additional monthly charge for each optional insurance rider.
Other Periodic Charges
Policy Loan Interest
If You have an outstanding Policy loan, We charge interest that accrues daily at an effective annual rate of 6.00% compounding on each Policy anniversary.  Loan interest is due on each Policy Anniversary.  If You do not pay the interest when it is due, it will be added to the loan amount and We will transfer an equivalent amount from the Subaccounts to the General Account.
Income Tax Charge
We do not expect to incur any federal income tax as the result of the net earnings or realized net capital gains of Separate Account E. However,  if We did incur such tax, We reserve the right to charge the Separate Account for the amount of  the tax. We may also impose charges for other applicable taxes attributable to the Separate Account.
Deductions from the Funds
Each Fund makes daily deductions from its assets to cover management fees and other expenses. Because this impacts the Subaccount assets attributable to Your Policy, You bear these charges indirectly. The highest and lowest total annual Fund operating expenses as of December 31, 2018 were 1.32% and 0.78% respectively.  Annual Fund expenses for all Funds are fully described in the attached Life Series Funds prospectus.
We begin to accrue and deduct all of the above charges and premiums on a Policy's Issue Date.
OTHER PROVISIONS
Right to Examine
You have a period of time to review Your Policy and cancel it for a refund of premiums paid (“Right to Examine Period”).  The Right to Examine Period may be up to 45 days and varies by state, age of the Insured on the Issue Date and the type of transaction (e.g., a replacement transaction).  At a minimum You can cancel Your Policy within 10 days after receipt. You must return Your Policy along with a written request for cancellation.
Beneficiary
This is the person(s) You designate in the Application to receive the Death Benefits under the Policy upon the death of the Insured. You may change this designation, during the Insured's lifetime, by filing a written request with Our Administrative Office in a form acceptable to Us. An irrevocable Beneficiary designation cannot be changed without the written consent of such Beneficiary.  A change of Beneficiary designation will revoke any previous designation.
Unless otherwise provided in the Beneficiary designation (1) if any Beneficiary dies before the Insured, that Beneficiary's interest will pass to the remaining Beneficiaries according to their respective interests; or (2) if no Beneficiary survives the Insured, the Death Benefit proceeds will be paid in one lump sum to You, if You are still alive, otherwise, to Your estate.
Processing Transactions
Generally, transaction requests (such as loan repayments or reallocation requests) will be processed as of the Business Day We receive them, if We receive them before the close of business on that day (generally, 4:00 P.M., Eastern Time) in a manner meeting Our requirements. Otherwise, they will be processed as of the next Business Day. To meet Our requirements for processing transactions, We may require that You use Our forms.
Payment and Deferment
We will usually pay the death benefit, Surrender Value, or loan proceeds within seven days after We receive all documents required for such payments. However, We may delay payment if (1) We cannot determine the amount because the NYSE is closed for trading (except for normal holiday closing), or (2) the SEC determines that a state of emergency exists which may make such payment impractical.
Under a Policy continued as Guaranteed Paid-Up Insurance, We may defer the payment of the Surrender Value or loan proceeds for up to six months. If We postpone the payment more than 10 days, We will pay interest. We will pay the interest from the date of receipt of the request to the date We make payment.
Right to Exchange Options
The exchange options allow You to exchange this Policy for a permanent fixed benefit life insurance policy.
Exchange Option 1
 Within the first 18 months after the Policy's Issue Date, while this Policy is in force, You may exchange this Policy for a permanent fixed life insurance policy that We issue on the Insured’s life.  You must request such an exchange by giving us Notice.
You do not need to provide evidence of insurability when exercising this option.

The new policy will have a level Face Amount equal to the Face Amount of this Policy.  The new policy will have the same Issue Date, Age, and underwriting class as this Policy and the same benefit riders only if such riders are available on the new policy.  We base premiums for the new policy on the premium rates for the new policy that were in effect and the Insured’s attained Age on this Policy’s Issue Date.  The new policy will be issued on a substantially comparable General Account plan of insurance.  The new policy’s owner and beneficiary will be the same as those of this Policy on the effective date of the exchange.
Issuance of the new policy will be subject to the payment of a Required Amount.  The Required Amount is equal to this Policy’s Total Accumulation Value plus all charges assessed to this Policy accumulated at the Net Single Premium interest rate minus the Gross Premiums of the proposed new policy accumulated at the Net Single Premium interest rate.  If the Required Amount is positive, We pay that amount to You.  If the Required Amount is negative, You pay that amount to us.  We will issue the new policy within 31 days of receiving both this Policy and any Required Amount at Our Administrative Office.  If both this Policy and any Required Amount are not received by that time, Your request to exercise Your right to exchange policies will be considered withdrawn.
Exchange Option 2
 If any Fund in which You are invested changes its investment adviser or makes a material change in its investment objectives or restrictions, You may exchange this Policy for a permanent fixed benefit life insurance policy that We issue on the Insured’s life. We will notify You if there is any such change. You will be able to exchange this Policy within 60 days after Our Notice or the effective date of the change, whichever comes later. No evidence of insurability is required for this exchange.
The new policy will be issued at the attained Age of the Insured at the time of the exchange on a substantially comparable General Account plan of insurance. The Face Amount of the new policy will be for an amount not exceeding the excess of the Death Benefit of this Policy on the date of exchange or:
1. The Unloaned Accumulation Value of this policy on the date of exchange if You elect to surrender this policy; or
2. The death benefit payable under the Paid-Up Insurance Surrender Value Option if You choose to elect that option.
Assignment
You may assign the benefits under a Policy to someone else. However, the assignment is not binding on Us, unless it is in writing and received at Our Administrative Office. We assume no responsibility for the validity or sufficiency of any assignment. Unless otherwise provided in the assignment, the interest of any revocable beneficiary is subordinate to the interest of any assignee, regardless of when You made the assignment. The assignee receives any sum payable to the extent of his or her interest.
Changes to the Policy
We have the right to change the terms of the Policy without Your consent where necessary to comply with applicable law.
We may, at Our discretion, replace or supplement the Separate Account with a different separate account (which may have its own subaccounts) or add additional Subaccounts as available options under the Policy. We may discontinue any existing Subaccounts as available options under the Policy. We reserve the right to combine the Separate Account with any other separate account or to combine Subaccounts.
We may at Our discretion invest the assets of any Subaccount in the shares of another investment company or any other investment permitted by law. Such substitution would be made in compliance with any applicable provisions of the 1940 Act.
We will provide You with written notice regarding any significant changes.
Age and Sex
If the age or sex of the Insured has been misstated, Policy benefits will be adjusted to those that would be purchased by the most recent monthly deduction for the cost of insurance applied to the cost of insurance rate at the correct age or sex.
Incontestability
All statements made in the Application by or on behalf of the Insured are representations and not warranties.  We may use any misstatements or misrepresentations to contest a claim or the validity of this Policy only if they are material and contained in the Application and a copy of such Application is attached to this Policy when issued or subsequent to issue, as applicable.
Except for fraud or nonpayment of premiums, We do not contest the validity of the Policy and its riders after it has been in force during the lifetime of the Insured for two years from the Issue Date.
Any increase in Face Amount You request after the Issue Date will be incontestable after such increase has been in effect for two years during the lifetime of the Insured.
State Variations
Where required by state law, there may be variations in the Policy which are covered by a special form of the Policy for Your state. Your Policy, as a result, may differ from those described in this prospectus.You should refer to Your Policy and any applicable riders for terms that are specific to Your characteristics.  However, this prospectus describes the material features and benefits of the Policy.
We offer the Policy in most states. Check with Your representative regarding availability in Your state. The Policy is offered continuously. Although We do not anticipate discontinuing the offer of the Policy, We reserve the right to do so at any time.

Payment of Dividends
The Policy does not provide for dividend payments. Therefore, it is "non-participating" in the earnings of FLIAC.
Suicide
If the Insured commits suicide within two years from the Policy's Issue Date, Our liability under the Policy is limited to all premiums paid less any indebtedness.
If the Insured dies by suicide within two years of the effective date of any increase in Face Amount requested by You, Our liability with respect to such increase will be limited to the total of the Monthly Deductions made for such increase.

FEDERAL TAX INFORMATION
This section provides an overview of federal tax law as it pertains to the Policy. It assumes that the Policyowner is a natural person who is a U.S. citizen or  U.S. resident. The tax law applicable to corporate taxpayers, non-U.S. citizens, and non-U.S. residents may be different. We do not discuss state or local taxes herein, except as noted. The tax laws described herein could change, possibly retroactively. The discussion is general in nature and is not tax advice, for which You should consult a qualified tax adviser.
Policy Proceeds
We believe that the Policy qualifies as a life insurance contract for federal income tax purposes because it meets the definition of “life insurance contract” in Section 7702 of the Internal Revenue Code of 1986, as amended (“Code”). Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test or a cash value accumulation test.  We have designed Your Policy to comply with only the cash value accumulation test. The investments of each Subaccount also satisfy the investment diversification requirements of Section 817(h) of the Code. Consequently:
■ The death benefit will, if and when paid, be excluded from the gross income of the Beneficiary for federal income tax purposes;
■ The growth of the Cash Value of the Policy, if any, that is attributable to the investments in the Subaccounts will not be subject to federal income tax, unless and until there is a full or partial withdrawal of the Policy; and
■ Transfers among Subaccounts are not taxable events for purposes of federal income tax.
Surrenders and Loans
The federal tax treatment of Policy surrenders and loans depends upon whether the Policy is a MEC under Section 7702A of the Code. A MEC is a contract that meets the definition of a “life insurance contract” but fails to meet the "seven-pay" test of Section 7702A(b). Under the seven-pay test, the total premiums paid cannot, at any time during the first seven years of a contract, exceed the total premiums that would have been paid by that time under a similar fixed-benefit life insurance contract designed to provide for paid-up future benefits after the payment of seven equal annual premiums.
The Policy offered by this prospectus has been designed so that it will not be a MEC at the time it is issued, unless it is issued in exchange for a MEC.  However, under the MEC rules, a Policy may become a MEC after it has been issued if the Policyowner decreases the Face Amount, takes a partial withdrawal, terminates a rider, allows the Policy to lapse into extended term or reduced paid-up insurance, or makes any other material change to the Policy. If a Policy becomes a MEC, any Policy that is issued in exchange for it will also be a MEC. Furthermore, all MECs that are issued by Us to a Policyowner in any calendar year will be treated as one Policy under the MEC rules. Because MECs are taxed differently, You should consult with a qualified tax expert before making any change to Your Policy that might cause it to be treated as a MEC.

Policies that Are not MECs
If Your Policy is not a MEC, a total surrender of the Policy will subject You to federal income tax on the amount (if any) by which the cash surrender value exceeds Your basis in the Policy (premiums paid less previous distributions that were not taxable). If You elect to receive Your payment in installments, depending upon the option selected, You may be taxed on all or a portion of each installment until the income in the Policy has been paid; only after all Your basis in the Policy has been paid; or on a portion of each payment.
If You make a partial withdrawal after the first 15 Policy Years, the distribution will not be subject to federal income tax unless the amount of the partial withdrawal exceeds Your basis in the Policy. In other words, partial withdrawals after 15 Policy Years will be treated as being from basis first and income second. During the first 15 Policy Years, the portion of the partial withdrawal that is subject to federal income tax will depend upon the ratio of Your death benefit to the Cash Value and the age of the Insured at the time of the surrender.
If Your Policy is not a MEC, Policy loans are not considered distributions and are not subject to current federal income tax as long as the Policy remains in force, nor is the interest paid on such loans deductible for federal income tax purposes.
If You surrender or exchange Your Policy while a loan is outstanding, the amount of the loan will be treated as a distribution and may be taxable. Moreover, under certain circumstances, if You exchange Your Policy while a loan is outstanding, the amount of the loan may be taxed on an “income first” basis.
If the Cash Value of Your Policy falls below the aggregate amount of the loan balance as the result of the fluctuation in the value of the underlying Funds or for any other reason, the Policy may terminate (see "Cash Value"). In that case, all outstanding loans will be immediately taxable to the extent they exceed premiums paid. You should consult with a qualified tax expert before taking a Policy loan.
Policies that Are MECs
A Policy that is classified as a MEC continues to be a life insurance contract for purposes of the federal income tax treatment of the death benefit and inside build-up. However, distributions are treated differently. Distributions from a Policy that is classified as a MEC are taxed on an "income first" basis (that is, if a Policy is a MEC, generally distributions are taxed as earnings first, followed by a return of the Policy’s cost basis). If a Policy is a MEC, distributions include partial and full surrenders. Also, Policy loans from a MEC may be taxable. Furthermore, if a Policy becomes a MEC, distributions that occur prior to the date on which it became a MEC may also be subject to the MEC rules. Finally, subject to certain exceptions, taxable withdrawals that are made from a MEC prior to age 59 ½ are subject to an additional 10% penalty.
Tax Withholding
Regardless of whether Your Policy is a MEC, whenever there is a taxable distribution from the Policy, the amount of any gain is subject to federal income tax withholding and reporting. We will not withhold income tax if You so request in writing before the payment date. However, in such event, You are subject to any potential tax penalties that may result from Our failure to withhold taxes.

Estate and Generation Skipping Taxes
Because of the complex nature of the federal tax law, We recommend that You consult with a qualified tax adviser about the estate tax implications associated with purchasing a Policy. The Code provides an exemption for federal estate tax purposes of $11,400,000 for 2019 (adjusted for inflation annually thereafter) and a top estate tax rate of 40%. An unlimited marital deduction may be available for assets left to a U.S. citizen spouse. The marital deduction defers estate and gift taxes until the death of the surviving spouse.  Any unused exemption in one spouse’s estate will be available in most cases to the surviving spouse.
When the Insured dies, the death benefit payable under the Insured’s Policy will generally be included in the Insured's estate for federal estate tax purposes if (1) the Insured and the Policyowner are the same or (2) the Insured held any "incident of ownership" in the Policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the Policyowner, such as the right to borrow from the Policy or to name a new Beneficiary.
If a Policyowner (whether or not he or she is the Insured) transfers ownership of the Policy to another person, such transfer may be subject to federal gift tax. In addition, if a Policyowner transfers the Policy to someone two or more generations younger than the Policyowner, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). Similarly, if the Beneficiary is two or more generations younger than the Insured, the payment of the death benefit to the Beneficiary may be subject to the GSTT. The Code provides an exemption for GSTT purposes of $11,400,000 for 2019 (adjusted for inflation annually thereafter) and a top GSTT tax rate of 40%.
Other Tax Issues
We are taxed as a "life insurance company" under the Code. We do not expect to incur any federal income tax as a result of the net earnings or realized net capital gains attributable to Separate Account E. Based on this expectation, no charge is currently assessed against Separate Account E for such tax. If We incur such tax in the future, We may assess a charge for such tax against Separate Account E.
We may incur state and local income taxes (in addition to premium taxes) attributable to Separate Account E in several states. At present, these taxes are not significant and We do not impose any charge for such taxes against Separate Account E. We may assess Separate Account E for such taxes in the future. If any charges for federal, state or local taxes are assessed against Separate Account E in the future, they could reduce the net investment performances of the Subaccounts.
In order for a Policy to be treated as a life insurance contract for federal income tax purposes, the investments of each Subaccount to which premiums under the Policy are allocated must be “adequately diversified” in accordance with the Code and Treasury Department regulations. The investment adviser of the Life Series Funds monitors each Fund’s investment portfolio to ensure that the diversification requirements are met, because, for purposes thereof, a Fund’s assets are treated as if they are owned by each Subaccount that invests therein.

If any Subaccount to which premiums under Your Policy are allocated failed to satisfy these requirements, Your Policy would not receive tax treatment as a life insurance contract for the period of the failure and any subsequent period. As a result, You could be currently taxed on the net earnings and net realized gains of the Subaccount(s) in which You were indirectly invested. This is a risk that is common to all variable life insurance policies.
Each of the Funds sells its shares not only to Separate Account E but also to other separate accounts which fund variable life insurance policies and variable annuity contracts. We do not anticipate any disadvantage resulting from this arrangement. However, it is possible that a material conflict of interest could arise between the interests of Policyowners and contractowners which invest in the same Fund. If such a conflict were to arise, We would take whatever steps were necessary to protect the interests of Policyowners and contractowners, including potentially substituting a different Fund for the Fund. It is also possible that the failure of one separate account to comply with the federal tax law requirements could cause all of the separate accounts to lose their tax-deferred status. This is a risk that is common to many variable life insurance policies and variable annuities.
Under certain circumstances, a Policyowner’s control of the investments of Separate Account E may cause the Policyowner, rather than Us, to be treated as the owner of the assets in Separate Account E for federal tax purposes, which would result in the current taxation of the net income and net realized gains on those assets to the Policyowner. Based upon existing Internal Revenue Service (“IRS”) guidance, We do not believe that the ownership rights of a Policyowner under the Policy would result in the Policyowner’s being treated as the owner of the assets of the Policy. However, We do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. Therefore, We reserve the right to modify the Policy as necessary to attempt to prevent a Policyowner from being considered the owner of a pro rata share of the assets of the Policy.

OTHER INFORMATION
VOTING RIGHTS
Because the Funds of the Life Series Funds are not required to have annual shareholder meetings, Policyowners generally will not have an occasion to vote on matters that pertain to the Funds. In certain circumstances, one or more of the Funds may be required to hold a shareholders meeting or may choose to hold one voluntarily. For example, a Fund may not change fundamental investment policies without the approval of a majority vote of that Fund’s shareholders in accordance with the 1940 Act.
If a Fund holds a meeting at which shareholders are entitled to vote, Policyowners will have the opportunity to provide voting instructions to Us for shares of the Fund held by a Subaccount in which their Policy invests. We will vote the shares at any such meeting as follows:
■ Shares attributable to Policyowners for which We have received instructions, in accordance with the instructions;
■ Shares attributable to Policyowners for which We have not received instructions, in the same proportion that We voted shares held in the Subaccount for which We received instructions; and
■ Shares not attributable to Policyowners, in the same proportion that We have voted shares held in the Subaccount attributable to Policyowners for which We have received instructions.
We will vote Fund shares that We hold directly in the same proportion that We vote shares held in any corresponding Subaccounts that are attributable to Policyowners and for which We receive instructions. However, We will vote Our own shares as We deem appropriate where there are no shares held by Policyholders in any Subaccount. We will present all the shares of any Fund that We hold through a Subaccount or directly at any Fund shareholders meeting for purposes of determining a quorum.  As a result of proportional voting, the votes cast by a small number of Policyowners may determine the outcome of a vote.
We will determine the number of Fund shares held in a corresponding Subaccount that is attributable to each Policyowner by dividing the value of the Subaccount by the net asset value of one Fund share. We will determine the number of votes that a Policyowner has the right to cast as of the record date established by the Funds.
We will solicit instructions by written communication before the date of the meeting at which votes will be cast. We will send meeting and other materials relating to the Fund to each Policyowner having a voting interest in a Subaccount.
The voting rights that We describe in this prospectus are created under applicable laws. If the laws eliminate the necessity to submit such matters for approval by persons having voting rights in separate accounts of insurance companies or restrict such voting rights, We reserve the right to proceed in accordance with any such changed laws or regulations. We specifically reserve the right to vote shares of any Fund in Our own right, to the extent permitted by law.

REPORTS
Our variable life insurance is offered through broker-dealers that are registered with the SEC and are members of FINRA. At least twice each year, We will send a report to You that contains financial information about the Funds, as required by applicable law. In addition, unless otherwise agreed, we will send You a confirmation on behalf of the broker-dealers through which the variable life insurance transaction is processed after each transaction that affects the value of Your Policy, including to the extent applicable, Your scheduled fixed premium payments.
If several members of the same household each own a Policy, We may send only one such report or prospectus to that address, unless You instruct Us otherwise. You may receive additional copies by calling or writing Us.
FINANCIAL STATEMENTS
The financial statements of FLIAC and Separate Account E are in the Statement of Additional Information.

APPENDIX A
Waiver of Specified Monthly Deduction Rider
Please note that the discussion below describes the significant terms and conditions of the rider as they apply to the residents of Arizona, Connecticut, Delaware, Florida, New York, North Dakota or Washington, D.C.
At the time of the Issue of the Policy, You may purchase a rider that waives the Specified Monthly Deduction under certain circumstances. The Specified Monthly Deduction includes the premium charge, the policy charge, the cost of insurance charge, the Face Amount charge and optional rider charges (if any).  The Specified Monthly Deduction does not include the separate account charge.  Thus, even if this rider is in effect You still will be charged a Monthly Deduction which will be comprised of the separate account charge alone.  While the Specified Monthly Deduction is being waived, all benefits included under this Policy will continue in force, subject to Your ability to pay the Monthly Deduction (i.e., the separate account charge), which may be affected by the investment performance of the Subaccounts You have selected and any Policy loans You have outstanding.
Under the terms of the rider, if the Insured becomes totally disabled before the Policy Anniversary on which the Insured attains age 60, We will waive the Specified Monthly Deductions which fall due while the total disability continues.
For the purposes of this rider, total disability means that the Insured is unable to engage in any occupation for which he or she is or could be suited by reason of education, training or experience. Being a homemaker or student is considered engaging in an occupation.  The total disability must require the regular treatment by a licensed physician other than the Insured, be caused by accidental bodily injury occurring, or disease first manifesting itself, after the effective date of this rider but before the Policy Anniversary on which the Insured attains age 60, and continue for six consecutive months.
Prior to the approval of any claim, We have the right to have one or more physicians examine the Insured as often as We may reasonably require. After approval of a claim, We may require proof of continuance of the total disability and designate one or more physicians to examine the Insured at reasonable intervals.  Under the terms of the rider, You are required to give Us immediate notice when the Insured recovers from the total disability.
In order to claim this benefit, both the rider and the Policy must be in force.  The rider will terminate when the Policy lapses, the Policy Anniversary on which the Insured attains age 60, or upon Your written request.

GLOSSARY
Frequently used terms You need to know to understand this Policy are defined below.  The meaning of other terms in the Policy are defined in the context of the paragraph in which they first appear.
Administrative Office is the office to which Notices, correspondence requests and payments must be sent.  The address for the Administrative Office is: Foresters Life Insurance and Annuity Company, In Force Services Department, Raritan Plaza 1, P.O. Box 7836, Edison, NJ 08818-7836.  We will notify You in writing and provide You with an address if We designate another office for policy administration and/or the receipt of Notices, correspondence, requests and payments.
Application is the application (including supplemental applications) for this Policy which are attached to and made a part of this Policy.
Age is the Insured’s age on his or her last birthday.
Beneficiary is the party(ies) named in the Application to whom the Death Proceeds are to be paid upon the Insured’s death, unless changed later as provided in the Policy.
Business Day means each day the NYSE is open for regular trading
Company (also “we”, “us” or “our”) means Foresters Life Insurance and Annuity Company
Face Amount is the dollar amount of insurance coverage You select.  It is part of the calculation of the Death Proceeds.  The current minimum Face Amount for a Policy is $100,000.
Fixed Account Accumulation Value is the Accumulation Value in the Fixed Account.
Fund(s) are the open-end management companies registered under the Investment Company Act of 1940, as amended (the “Act”).  The Subaccounts purchase shares of designated investment portfolios of a Fund with the assets of the Separate Account.
General Account consists of all assets of the Company other than those allocated to any Separate Account of the Company.
Insured is the named person upon whose death the Death Proceeds are paid.
Issue Date is the date the Policy is issued.  It is the date from which certain policy provisions are measured.
Loan Account Accumulation Value is the Accumulation Value that is transferred to Our General Account that corresponds to Policy loans You take.  It is increased by Policy loans and decreased by loan repayments.
Maturity Date is the date on which this Policy terminates if the Insured is still living and if this Policy has not been surrendered or lapsed.
Monthly Deduction is the total of the charges due and payable on each Monthly Deduction Date including the policy charge, the cost of insurance charge, the separate account charge, the face amount charge and any charges for additional benefit riders. When the Waiver of Specified Monthly Deduction Rider is in effect, the Monthly Deduction is comprised of the separate account charge alone.
Monthly Deduction Date is the date of each one-month interval as measured from the Issue Date on which the monthly policy charges/premiums are charged to the Total Accumulation Value.

Net Premium is the premium less the Premium Charge.
Net Surrender Value is equal to the Surrender Value less any Policy loan balance.
NYSE means the New York Stock Exchange
Notice is a signed, written communication providing information we need.  We may authorize in advance another manner of communication at our discretion.  All Notices to us must be sent to our Administrative Office and received in good order acceptable to us.
Policyowner (also “You” or “Your”) is the person who is entitled to the ownership rights under this Policy, unless changed in accordance with our policies.
Policy Anniversary is the date of each one-year interval as measured from the Issue Date.
Policy Months are successive one-month periods measured from the Issue Date.
Policy Quarters are successive three-month periods measured from the Issue Date.
Policy Years are successive twelve-month periods measured from the Issue Date.
Policy Schedule are the pages of this Policy so titled which show the Policy Owner(s), Insured, benefits, premiums and other information.
Right to Examine Period is the period of time available to You to review Your Policy and cancel it for a refund of premiums paid.  The Right to Examine Period may be up to 45 days and varies by state, age of the Insured on the Issue Date and the type of transaction (e.g., a replacement transaction).
SEC means the Securities and Exchange Commission.
Specified Monthly Deduction is the Monthly Deduction plus the premium charge and excluding the separate account charge.
Subaccount means a subaccount of Separate Account E.
Subaccount Accumulation Value is equal to the sum of the Accumulation Values in each of the Subaccounts to which You have allocated.
Surrender Value means the Unloaned Accumulation Value less the applicable surrender charge.
Total Accumulation Value is equal to the sum of the Accumulation Values in each of the Subaccounts, the Fixed Account and the Loan Account.
Unloaned Accumulation Value is the sum of the Accumulation Values in each of the Subaccounts and the Fixed Account.
Valuation Day means any day on which the NYSE is open for trading and on which we are open for business.

Please read this prospectus and keep it for future reference. It contains important information that You should know before buying a Policy. We filed a Statement of Additional Information (“SAI”), dated May 1, 2019, with the Securities and Exchange Commission. We incorporate the SAI by reference into this prospectus. You can get a free SAI, request other information about the Policy or make other inquiries by contacting Us at Foresters Life Insurance and Annuity Company, Raritan Plaza 1, P.O. Box 7836, Edison, New Jersey 08818-7836, calling Us toll free at (800) 832-7783 or by visiting Our website www.foresters.com.  You can obtain copies of Our documents (including reports and the SAI), after paying a duplicating fee, by electronic request at publicinfo@sec.gov. Documents can be viewed online or downloaded from the EDGAR database on the SEC’s Internet website at http://www.sec.gov.
SEC file number: 333-191937/811-21742

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FIRST INVESTORS LIFE SEPARATE ACCOUNT E

INDIVIDUAL VARIABLE LIFE INSURANCE POLICIES

OFFERED BY

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Statement of Additional Information dated May 1, 2019

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectuses for the individual variable life insurance policies offered by Foresters Life Insurance and Annuity Company through First Investors Life Separate Account E (“Separate Account E” or the “Separate Account”), which may be obtained at no cost by writing to Foresters Life Insurance and Annuity Company, Raritan Plaza 1, Edison, NJ 08837, by telephoning (800) 832-7783, or by visiting our website at www.foresters.com. Separate Account E currently funds two individual variable life insurance policies: Variable Universal Life, a flexible premium adjustable variable life insurance policy (“VUL”) with a prospectus dated May 1, 2019 and Single Premium Variable Life Insurance Policy, a modified single premium variable life insurance policy (“SPVL”) with a prospectus dated May 1, 2019.

Unless otherwise noted, the terms used in this SAI have the same meanings as in the prospectuses.

GENERAL DESCRIPTION

Foresters Life Insurance and Annuity Company.  Foresters Life Insurance and Annuity Company, 40 Wall Street, New York, New York 10005 (“FLIAC”), a stock life insurance company incorporated under the laws of the State of New York in 1962, writes life insurance and annuities.  Foresters Financial Holding Company, Inc.  (“FFHC”), a holding company, owns all of the voting common stock of Foresters Investment Management Company, Inc. (“FIMCO” or “Adviser”) and all of the outstanding stock of FLIAC, Foresters Financial Services, Inc. (“FFS” or “Underwriter”) and Foresters Investor Services, Inc. (“FIS”), the transfer agent for First Investors Life Series Funds (“Life Series Funds”).  The Independent Order of Foresters (“Foresters”) controls FFHC and, therefore, the Adviser and FLIAC.  Foresters is a Canadian fraternal benefit society with operations in Canada, the United States and the United Kingdom and its principal business address is 789 Don Mills Road, Toronto, Canada M3C 1T9.

The following chart provides information about the Officers and Directors of FLIAC.

Name	FLIAC Office	Principal Occupation for Last Five Years
Matt Berman	President	Matt was appointed President of FLIAC in 2019. Prior to his appointment, Matt has been the Chief Distribution Officer for FLIAC sales across the United States and Canada since May 2018.
Sonia A. Baxendale	Director
Senior Executive Vice-President, CIBC Wealth Management, Executive Vice-President, Asset Management, Card Products and Collections, and Executive Vice-President of Global Private Banking and Investment Management Services 1992-2011. Board of Director of CI Financial and Laurentian Bank; Co-Interim President and CEO of FFHC 2017 through  2018.  Independent Director of FFH C and FLIAC effective  2018. Chair of the Human Capital and Governance Committee, Independent Order of Foresters.

James R. Boyle	Director	James (Jim) Boyle was appointed CEO of the Independent Order of Foresters since 2018; Director and formerly President of FLIAC since 2018. President and CEO of John Hancock 2008 - 2012
Carol Lerner Brown	Secretary	Assistant Secretary FFS since 1989; Secretary FLIAC and FIMCO since 1989; Assistant Secretary FFHC since 2011; Secretary FIS since 1989; and Secretary Foresters Advisory Services, LLC since 2012.
Francis X. Gannon	Chief Financial Officer and Treasurer
Chief Financial Officer and Treasurer, Foresters Asset Management, Inc. since 2016. Chief Financial Officer and Treasurer FLIAC, FFS, FIS and FFHC since 2013; Chief Financial Officer FIMCO since 2013; Chief Financial Officer Foresters Advisory Services, LLC since 2013; Principal FX Capital LLC 2009-2013; Corporate Comptroller AlliedBarton 2010-2011; and Director

2

Jefferson Wells International 2008-2009.
Jason Helbraun	Assistant Vice President	Assistant Vice President FLIAC since 2006.
Mehul N. Kapadia	Chief Information Officer
Chief Information Officer since 2016, Vice President, IT Business Transformation through 2016. Vice President – Systems & Operations, Individual Life Liberty Mutual Insurance, Dover, NH.  2013 – 2015; Business Program Manager – Life Works, Individual Life 2011– 2013.

Martha E. Marcon	Director	Director FLIAC and FFHC since 2011; Director Independent Order of Foresters since 2009; Director Mercury General Corp. 2008-present; and Director NIA Group 2006-present.
J. Steven McDonald	International Finance Officer
Vice President and International Financial Officer, The Independent Order of Foresters  November 1997 - present; Assistant Treasurer, The Independent Order of Foresters, November 1995 -November 1997; Senior Audit Manager at KPMG 1985-1995.

E. Blake Moore, Jr.	Director
President and Director FIMCO since February 2018; President and Director FFHC since February 2018; Director FLIAC since February 2018; Director FFS since February 2018; Chairman and President FFS since April 2018; Director FIS since February 2018, Chairman since April, 2018; Board Manager of FAS since February 2018, President since April 2018. UBS Asset Management, New York, NY 2015-2017; MD, Head of Americas (through 2016) Mackenzie Investments, Toronto, ON, Canada 2011-2014.

Jeremy W. Ragsdale	Vice President, Product Development and Pricing	Vice President, Product Development and Pricing of FLIAC as of 2017.
David Schimmel	Vice President	Vice President since 2011 and Assistant Vice President 2006-2011 of FLIAC.
John Shey	Assistant Vice President	Assistant Vice President FLIAC since 2006.
Sonal Vyas	Assistant Vice President, US Statutory Reporting	2018 – Present Assistant Vice President US Statutory Reporting. The Independent Order of Foresters 2017-2014 Assistant Vice President Wealth and Asset Management Transformation– Manulife Financial.
Greg Walter	Senior Vice President, Insurance	Senior Vice President, Insurance Operations of FLIAC since 2019; Senior Vice President, Foresters Investor Services, Inc. (FIS), Transfer Agency Operations since

3

	Operations	2013. Consultant to FIS (2012). Prior to joining Foresters, Mr. Walter spent twenty-five years with Alliance Bernstein L.P. as Senior Vice President, Head of Non-U.S. Transfer Agent Operations and preceded by Vice President, Director of U.S. Transfer Agency Operations.
Wendy Watson	Director
Director FLIAC since 2019; Director EMPath - Economical Mobility Pathways since 2018; Director MD Private Trust since 2014; Director Community Service Committee Children’s Hospital Boston since 2011; Director Citizens Financial Group since 2010.

René Zanin	Director
Global Chief Legal Officer, Chief Compliance Officer and Corporate Secretary (2018) of the Independent Order of Foresters 2015 to present; served as General Counsel for Toshiba of Canada Limited 2008 – 2014.

On April 9, 2019, Foresters announced that it has entered into the two definitive purchase agreements described below that, once completed, will result in the sale of its U.S. asset management businesses.

First, FIMCO has entered into an Asset Purchase Agreement with Macquarie Management Holdings, Inc. (“Macquarie”) whereby Macquarie, a global investment management firm headquartered in Philadelphia, Pennsylvania, will purchase FIMCO’s assets related to the mutual fund management business, including the Funds (the “FIMCO Transaction”). The FIMCO Transaction is not expected to result in any material changes to the Funds’ investment objectives or principal investment strategies. However, upon the completion of the FIMCO Transaction, Macquarie expects that each Fund will be reorganized into a substantially similar fund that is managed by Delaware Management Company, a subsidiary of Macquarie (the “Reorganizations”). The FIMCO Transaction is expected to be completed during the fourth calendar quarter of 2019, pending the satisfaction of certain closing conditions and approvals, including approvals of the Reorganizations by the Funds’ Board of Trustees and Fund shareholders at a special shareholder meeting.

Second, FFS and Foresters Advisory Services, LLC (“FAS”), an investment advisory affiliate of FIMCO, FFS and FIS, have entered into an Asset Purchase Agreement with Cetera Financial Group, Inc. (“Cetera”), a U.S.-based wealth management firm headquartered in Denver, Colorado, whereby Cetera will purchase FFS’ retail brokerage business and FAS’ retail advisory business (the “FFS Transaction”). The FFS Transaction is expected to be completed in the second calendar quarter of 2019.

FLIAC will continue to administer and provide all contractual benefits of your Policy. The terms, benefits and features of your Policy will not change as a result of the FIMCO Transaction or the FFS Transaction.

4

Separate Account Assets.  Separate Account E was established on September 30, 2004 under the provisions of the New York Insurance Law.  Separate Account E’s assets are segregated from the assets of FLIAC, and that portion of Separate Account E’s assets having a value equal to, or approximately equal to, the reserves and contract liabilities under a Policy is not chargeable with liabilities arising out of any other business of FLIAC.  Separate Account E is registered with the Securities and Exchange Commission (“Commission”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”), but such registration does not involve any supervision by the Commission of the management or investment practices or policies of the Separate Account.

SERVICES

Custodian.  FLIAC, subject to applicable laws and regulations, is the custodian of the securities of the Subaccounts of Separate Account E.  FLIAC maintains the records and accounts of Separate Account E.

Independent Registered Public Accounting Firm.  KPMG LLP, 345 Park Avenue, New York, NY 10154, is the independent registered public accounting firm for Separate Account E and FLIAC.

Underwriter.  FLIAC and Separate Account E have entered into an Underwriting Agreement with FFS.  FFS, an affiliate of FLIAC and of the Adviser, has its principal business address at 40 Wall Street, New York, New York 10005.  For the fiscal years ending December 31, 2016, 2017 and 2018, FFS received underwriting commissions of $327,897, $394,667 and $394,075 respectively, in connection with the distribution of SPVL in a continuous offering. Sale of VUL commenced in April 2014 and for the fiscal years ending December 31, 2016, 2017 and 2018, FFS received underwriting commissions of $5,007,041, $4,705,178 and $3,310,872 respectively, in connection with the distribution of VUL in a continuous offering.   FLIAC anticipates continuing to offer the Policies, but reserves the right to discontinue the offering. FFS is a registered broker-dealer under the Securities Exchange Act of 1934, and a member of the Financial Industry Regulatory Authority.

Distribution of Policy.  The Policies are sold by insurance agents licensed to sell variable life insurance policies, who are registered representatives of FFS or by other broker-dealers who have selling agreements with FFS.

FLIAC pays FFS a commission on policies sold. In regards to VUL, in the first policy year, FLIAC pays FFS a commission of 99% of premiums paid up to the target premium and 6% of premiums paid in excess of the target premium.  In policy years 2-10, FLIAC pays FFS a commission of 5% of premium payments.  FLIAC pays FFS a commission of 3% of premium payments thereafter. In regards to SPVL, FLIAC pays a commission on policies sold of 7.175% of premium payments. Commissions paid on the Policies are not charged directly to Policyowners or the Separate Account.  FFS is, in turn, responsible for paying FFS representatives all commissions and other compensation that may be due to them for selling the policy. FFS representatives may sell other variable life insurance and annuity products as to which they receive more or less compensation than they do for selling the Policies.

5

OTHER INFORMATION

Reports.  At least once each Policy year, FLIAC mails a report to the Policyowner within 31 days after the Policy anniversary.  We mail the report to the last address known to us.  The report shows (1) the death benefit at the beginning and end of the policy year, (2) the Accumulation Value and surrender value at the beginning and end of the policy year, (3) policy loan activity (4) all transactions which have occurred during the policy year, and (5) other information as may be required by applicable law or regulation.  The report also shows your allocation among the Subaccounts and/or the Fixed Account on that anniversary.

State Regulation.  FLIAC is subject to the laws of the State of New York governing insurance companies and to regulations of the New York State Department of Financial Services (the “Department”).  FLIAC files an annual statement in a prescribed form with the Department each year covering our operations for the preceding year and our financial condition as of the end of such year.  Our books and accounts are subject to review by the Department at any time.  The Department conducts a full examination of our operations periodically.  The Department does not engage in any supervision of our management or investment practices or policies, except to determine compliance with the requirements of the New York Insurance Law.  FLIAC also is subject to regulation under the insurance laws of other jurisdictions in which FLIAC may operate.

VALUATION INFORMATION

Value of a Unit.  For each Subaccount of Separate Account E, the value of a Unit of interest of that Subaccount initially was set arbitrarily at $10.00.  The value of a Unit for any subsequent Valuation Period is determined by multiplying the value of a Unit for the immediately preceding Valuation Period by the Net Investment Factor for the Valuation
Period for which the Unit Value is being calculated (see Appendix I, Example B).  The investment performance of each Fund, and expenses and deductions of certain charges affect the Unit Value.  The value of a Unit for the Subaccounts may increase or decrease from Valuation Period to Valuation Period.

Net Investment Factor.  The Net Investment Factor for each Subaccount for any Valuation Period is determined by dividing (a) by (b) where:

(a)          is the net result of:

(1)	the net asset value per share of the applicable Fund determined at the end of the current Valuation Period, plus

(2)	the per share amount of any dividend or capital gains distributions made by the applicable Fund if the “ex‑dividend” date occurs during the current Valuation Period, less

(3)	the per share amount of any taxes charged by us.

(b)	is the net asset value per share of the applicable Fund determined as of the end of the immediately preceding Valuation Period.

6

The Net Investment Factor may be greater or less than one, and therefore, the Unit value of any Subaccount may increase or decrease.  (For an illustration of this calculation, see Appendix I, Example A.)

RELEVANCE OF FINANCIAL STATEMENTS

The values of the interests of Policyowners under the Policies will be affected by the investment results of the Subaccounts and the returns on any amounts they allocate to the Fixed Account.  The financial statements of FLIAC as contained herein should be considered only as bearing upon FLIAC’s ability to meet its obligations to Policyowners under the, including, but not limited to, the minimum and any declared excess interest credited on accumulation values in the Fixed Account, and they should not be considered as bearing on the investment performance of the Subaccounts.
7

APPENDIX I

EXAMPLE A

Formula and Illustration for Determining
the Net Investment Factor of a Subaccount
of Separate Account E

Net Investment Factor =	A + B
C

Where:

A =	The Net Asset Value of a Fund share as of the end of the current Valuation Period.
	Assume	=	$8.51000000

B =	The per share amount of any dividend or capital gains distribution since the end of the immediately preceding Valuation Period, less the per share amount of any taxes charged by us.
	Assume	=	$0

C =	The Net Asset Value of a Fund share as of the end of the immediately preceding Valuation Period.
	Assume	=	$8.39000000

Then, the Net Investment Factor =	8.51000000 + 0	=	$1.01430274
8.39000000

EXAMPLE B

Formula and Illustration for Determining
Unit Value of a Subaccount
of Separate Account E

Unit Value = A x B
Where:

A =	The Unit Value for the immediately preceding Valuation Period.
	Assume	=	$1.46328760

B =	The Net Investment Factor for the current Valuation Period.
	Assume	=	$1.01430274

Then, the Unit Value = $1.46328760 x 1.01430274		=	$1.484216622

8

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Financial Statements
December 31, 2018
(With Report of Independent Registered Public Accounting Firm Thereon)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Foresters Life Insurance and Annuity Company and
Contract Owners of First Investors Life Separate Account E:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the sub-accounts listed in the Appendix that comprise the First Investors Life Separate Account E (the Separate Account) as of December 31, 2018, the related statements of operations for the year or period listed in the Appendix and changes in net assets for the years or periods listed in the Appendix, and the related notes including the financial highlights in Note 6 (collectively, the financial statements). In our opinion, the financial statements present fairly, in all material respects, the financial position of each subaccount as of December 31, 2018, the results of its operations for the year or period listed in the Appendix, changes in its net assets for the years or periods listed in the Appendix, and the financial highlights for each of the years or periods indicated in Note 6, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Such procedures also included confirmation of securities owned as of December 31, 2018, by correspondence with the transfer agent of the underlying mutual funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more of Foresters Life Insurance and Annuity Company’s separate accounts since 2011.

New York, New York
April 22, 2019

1

Appendix
Statement of assets and liabilities as of December 31, 2018, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended.

Government Cash Management
Fund for Income
Growth & Income
Special Situations
International
Select Growth
Investment Grade
Limited Duration High Quality Bond
Opportunity
Total Return
Covered Call Strategy
Equity Income

Statements of operations for the period from January 1, 2018 to December 14, 2018 (closure) and changes in net assets for the period from January 1, 2018 to December 14, 2018 (closure) and the year ended December 31, 2017.

Government
Balanced Income

Statements of operations for the period from January 1, 2018 to August 17, 2018 (closure) and changes in net assets for the period from January 1, 2018 to August 17, 2018 (closure) and the year ended December 31, 2017.

 Real Estate

2

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E
Statement of Assets and Liabilities
December 31, 2018

	Government Cash	Fund for	Growth &	Special		Select
	Management	Income	Income	Situations	International	Growth
Assets:
Investments at net asset value (note 3):
Number of shares	1,233,617	1,410,810	522,378	402,181	362,475	696,797
Cost	$1,233,617	$9,054,062	$19,676,546	$13,028,958	$7,526,927	$8,672,030
First Investors Life Series Fund	$1,233,617	$8,408,430	$21,856,316	$11,606,947	$8,003,439	$9,852,711
Liabilities:
Payable to Foresters Life Insurance and Annuity Company	—	—	—	—	—	—
Net assets	1,233,617	8,408,430	21,856,316	11,606,947	8,003,439	9,852,711
Net assets represented by contracts in accumulation period	$1,233,617	$8,408,430	$21,856,316	$11,606,947	$8,003,439	$9,852,711
Outstanding Units:
	108,174	457,391	940,844	448,470	404,502	413,912
Unit Value:
	$11.433	$18.398	$23.207	$25.856	$19.796	$23.797

(Continued)

3

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E
Statement of Assets and Liabilities
December 31, 2018

	Investment	Limited Duration High			Covered Call	Equity
	Grade	Quality Bond	Opportunity	Total Return	Strategy	Income
Assets:
Investments at net asset value (note 3):
Number of shares	575,477	365,523	741,589	617,841	211,463	469,968
Cost	$6,202,124	$3,411,677	$11,454,239	$7,546,194	$2,347,306	$8,603,448
First Investors Life Series Fund	$5,858,357	$3,413,985	$11,553,954	$7,723,006	$2,192,870	$9,686,043
Liabilities:
Payable to Foresters Life Insurance and Annuity Company	—	—	—	—	—	—
Net assets	5,858,357	3,413,985	11,553,954	7,723,006	2,192,870	9,686,043
Net assets represented by contracts in accumulation period	$5,858,357	$3,413,985	$11,553,954	$7,723,006	$2,192,870	$9,686,043
Outstanding Units:
	345,939	345,280	717,880	579,390	208,307	430,277
Unit Value:
	$16.926	$9.853	$16.097	$13.329	$10.527	$22.485

See accompanying notes to financial statements

4

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E
Statement of Operations
Year ended December 31, 2018

	Government Cash	Fund for	Growth &	Special		Select
	Management	Income	Income	Situations	International	Growth	Government**
Investment income:
Income:
Dividends	$10,931	$438,141	$331,460	$56,122	$62,180	$31,212	$100,116
Expenses:
Mortality and expense risks (note 5)	13,221	135,054	364,582	178,334	119,294	139,175	42,427
Administrative charges (note 5)	20,885	31,739	158,011	137,036	63,709	101,573	7,465
Total expenses	34,106	166,793	522,593	315,370	183,003	240,748	49,892
Net investment income (loss)	(23,175)	271,348	(191,133)	(259,248)	(120,823)	(209,536)	50,224
Realized gain on investments:
Realized gain distributions	—	—	1,057,139	1,562,461	357,312	642,733	—
Realized gain (loss) on investments	—	(18,094)	258,002	32,083	54,359	103,371	(281,820)
Realized gains (losses)	—	(18,094)	1,315,141	1,594,544	411,671	746,104	(281,820)
Change in unrealized appreciation (depreciation) on investments	—	(639,254)	(4,096,831)	(3,903,712)	(1,535,701)	(1,260,877)	147,678
Net increase (decrease) in net assets resulting from operations	$(23,175)	$(386,000)	$(2,972,823)	$(2,568,416)	$(1,244,853)	$(724,309)	$(83,918)

(Continued)

5

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E
Statement of Operations
Year ended December 31, 2018

	Investment Grade	Limited Duration High Quality Bond	Opportunity	Real Estate*	Total Return	Balanced Income**	Covered Call Strategy	Equity Income
Investment income:
Income:
Dividends	$223,608	$14,036	$60,472	$21,647	$119,121	$32,074	$16,585	$186,675
Expenses:
Mortality and expense risks (note 5)	92,745	10,659	141,566	7,912	105,749	11,031	22,401	160,529
Administrative charges (note 5)	25,847	5,772	213,742	14,329	53,834	6,328	38,077	49,720
Total expenses	118,592	16,431	355,308	22,241	159,583	17,359	60,478	210,249
Net investment income (loss)	105,016	(2,395)	(294,836)	(594)	(40,462)	14,715	(43,893)	(23,574)
Realized gain on investments:
Realized gain distributions	—	—	151,460	—	35,753	21,355	—	303,810
Realized gain (loss) on investments	(27,082)	(1,312)	21,298	4,610	27,510	(25,940)	74	97,655
Realized gains (losses)	(27,082)	(1,312)	172,758	4,610	63,263	(4,585)	74	401,465
Change in unrealized appreciation(depreciation) on investments	(321,718)	7,879	(2,274,629)	672	(773,444)	(56,656)	(245,600)	(1,475,211)
Net increase (decrease) in net assets resulting from operations	$(243,784)	$4,172	$(2,396,707)	$4,688	$(750,643)	$(46,526)	$(289,419)	$(1,097,320)

* For period January 1, 2018 to August 17, 2018.
** For period January 1, 2018 to December 14, 2018.

See accompanying notes to financial statements
6

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E
Statements of Changes in Net Assets
Years ended December 31, 2018 and 2017

	Government Cash Management		Fund for Income		Growth & Income		Special Situations
	2018	2017	2018	2017	2018	2017	2018	2017
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(23,175)	$(30,105)	$271,348	$229,705	$(191,133)	$(158,211)	$(259,248)	$(167,561)
Realized gain distributions	—	—	—	—	1,057,139	798,931	1,562,461	116,916
Realized gain (loss) on investments	—	—	(18,094)	(5,242)	258,002	122,480	32,083	28,543
Change in unrealized appreciation (depreciation) on investments	—	—	(639,254)	125,021	(4,096,831)	2,473,117	(3,903,712)	1,541,434
Net increase (decrease) in net assets resulting from operations	(23,175)	(30,105)	(386,000)	349,484	(2,972,823)	3,236,317	(2,568,416)	1,519,332
From contract transactions:
Net insurance premiums from contract owners	(276,984)	296,650	734,589	685,082	2,349,349	2,234,768	2,362,154	1,757,174
Transfers upon closing of sub-accounts	851,727	—	—	—	—	—	—	—
Transfers between sub-accounts	(175,748)	4,579	44,480	277,855	(540,142)	(161,157)	504,191	(143,023)
Cost of insurance (note 5)	(25,243)	(20,929)	(123,599)	(106,296)	(389,612)	(341,196)	(216,035)	(168,419)
Transfers for contract benefits and terminations	(12,992)	(51)	(120,796)	(200,391)	(969,800)	(641,566)	(458,886)	(193,242)
Increase (decrease) in net assets derived from contract transactions	360,760	280,249	534,674	656,250	449,795	1,090,849	2,191,424	1,252,490
Net increase (decrease) in net assets	337,585	250,144	148,674	1,005,734	(2,523,028)	4,327,166	(376,992)	2,771,822
Net assets:
Beginning of year	896,032	645,888	8,259,756	7,254,022	24,379,344	20,052,178	11,983,939	9,212,117
End of year	$1,233,617	$896,032	$8,408,430	$8,259,756	$21,856,316	$24,379,344	$11,606,947	$11,983,939

(Continued)

7

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E
Statements of Changes in Net Assets
Years ended December 31, 2018 and 2017

	International		Select Growth		Government		Investment Grade
	2018	2017	2018	2017	2018**	2017	2018	2017
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(120,823)	$(75,317)	$(209,536)	$(144,422)	$50,224	$(488)	$105,016	$99,615
Realized gain distributions	357,312	—	642,733	697,344	—	—	—	—
Realized gain (loss) on investments	54,359	76,658	103,371	49,452	(281,820)	(9,615)	(27,082)	(3,197)
Change in unrealized appreciation (depreciation) on investments	(1,535,701)	1,762,195	(1,260,877)	1,353,230	147,678	864	(321,718)	52,296
Net increase (decrease) in net assets resulting from operations	(1,244,853)	1,763,536	(724,309)	1,955,604	(83,918)	(9,239)	(243,784)	148,714
From contract transactions:
Net insurance premiums from contract owners	1,476,676	953,095	2,073,120	1,274,200	144,378	123,176	546,561	514,564
Transfers upon closing of sub-accounts	—	—	—	—	(2,652,376)	—	—	—
Transfers between sub-accounts	365,448	(300,406)	64,079	(279,022)	(48,062)	75,001	(107,650)	192,425
Cost of insurance (note 5)	(133,300)	(103,185)	(171,276)	(120,657)	(39,031)	(41,889)	(94,822)	(84,650)
Transfers for contract benefits and terminations	(297,606)	(212,041)	(265,806)	(256,622)	(78,351)	(77,315)	(187,253)	(181,283)
Increase (decrease) in net assets derived from contract transactions	1,411,218	337,463	1,700,117	617,899	(2,673,442)	78,973	156,836	441,056
Net increase (decrease) in net assets	166,365	2,100,999	975,808	2,573,503	(2,757,360)	69,734	(86,948)	589,770
Net assets:
Beginning of year	7,837,074	5,736,075	8,876,903	6,303,400	2,757,360	2,687,626	5,945,305	5,355,535
End of year	$8,003,439	$7,837,074	$9,852,711	$8,876,903	$—	$2,757,360	$5,858,357	$5,945,305

(Continued)
8

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E
Statements of Changes in Net Assets
Years ended December 31, 2018 and 2017

	Limited Duration High Quality Bond		Opportunity		Real Estate		Total Return
	2018	2017	2018	2017	2018*	2017	2018	2017
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$(2,395)	$(3,300)	$(294,836)	$(238,085)	$(594)	$(20,610)	$(40,462)	$(47,476)
Realized gain distributions	—	—	151,460	—	—	15,958	35,753	—
Realized gain (loss) on investments	(1,312)	(259)	21,298	20,227	4,610	(220)	27,510	19,339
Change in unrealized appreciation (depreciation) on investments	7,879	(1,926)	(2,274,629)	1,598,363	672	(7,374)	(773,444)	612,332
Net increase (decrease) in net assets resulting from operations	4,172	(5,485)	(2,396,707)	1,380,505	4,688	(12,246)	(750,643)	584,195
From contract transactions:
Net insurance premiums from contract owners	117,250	104,835	2,997,349	2,604,352	279,372	458,345	922,336	1,021,688
Transfers upon closing of sub-accounts	2,652,376	—	—	—	(851,727)	—	685,257	—
Transfers between sub-accounts	178,417	29,520	130,742	(23,483)	(521,158)	37,108	(21,289)	52,962
Cost of insurance (note 5)	(15,711)	(10,236)	(240,923)	(186,404)	(18,353)	(24,051)	(116,494)	(100,760)
Transfers for contract benefits and terminations	(45,006)	(2,270)	(362,136)	(219,782)	(17,063)	(6,450)	(287,224)	(94,154)
Increase (decrease) in net assets derived from contract transactions	2,887,326	121,849	2,525,032	2,174,683	(1,128,929)	464,952	1,182,586	879,736
Net increase (decrease) in net assets	2,891,498	116,364	128,325	3,555,188	(1,124,241)	452,706	431,943	1,463,931
Net assets:
Beginning of year	522,487	406,123	11,425,629	7,870,441	1,124,241	671,535	7,291,063	5,827,132
End of year	$3,413,985	$522,487	$11,553,954	$11,425,629	$—	$1,124,241	$7,723,006	$7,291,063

(Continued)

9

FIRST INVESTORS LIFE
SEPARATE ACCOUNT E
Statements of Changes in Net Assets
Years ended December 31, 2018 and 2017

	Balanced Income		Covered Call Strategy		Equity Income
	2018**	2017	2018	2017	2018	2017
Increase (decrease) in net assets:
From operations:
Net investment income (loss)	$14,715	$(8,311)	$(43,893)	$(26,092)	$(23,574)	$(18,154)
Realized gain distributions	21,355	5,354	—	—	303,810	206,852
Realized gain (loss) on investments	(25,940)	351	74	443	97,655	63,755
Change in unrealized appreciation (depreciation) on investments	(56,656)	43,252	(245,600)	84,346	(1,475,211)	924,167
Net increase (decrease) in net assets resulting from operations	(46,526)	40,646	(289,419)	58,697	(1,097,320)	1,176,620
From contract transactions:
Net insurance premiums from contract owners	155,079	267,338	1,075,857	680,909	1,046,772	999,830
Transfers upon closing of sub-accounts	(685,257)	—	—	—	—	—
Transfers between sub-accounts	(167,070)	44,908	229,302	112,264	(151,495)	(4,537)
Cost of insurance (note 5)	(13,118)	(9,500)	(44,570)	(19,537)	(160,624)	(140,113)
Transfers for contract benefits and terminations	(11,125)	(919)	(28,587)	(971)	(332,604)	(306,829)
Increase (decrease) in net assets derived from contract transactions	(721,491)	301,827	1,232,002	772,665	402,049	548,351
Net increase (decrease) in net assets	(768,017)	342,473	942,583	831,362	(695,271)	1,724,971
Net assets:
Beginning of year	768,017	425,544	1,250,287	418,925	10,381,314	8,656,343
End of year	$—	$768,017	$2,192,870	$1,250,287	$9,686,043	$10,381,314

* For period January 1, 2018 to August 17, 2018.
** For period January 1, 2018 to December 14, 2018.

See accompanying notes to financial statements

10

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2018
(1)	Organization

First Investors Life Separate Account E (Separate Account E), a unit investment trust registered under the Investment Company Act of 1940 (the 1940 Act), is a segregated investment account established by Foresters Life Insurance and Annuity Company (FLIAC), formerly First Investors Life Insurance Company, and exists in accordance with the regulations of the New York State Department of Financial Services. Assets of Separate Account E have been used to purchase shares of First Investors Life Series Funds (the Funds), an open end diversified management investment company registered under the 1940 Act. The Funds are managed by Foresters Investment Management Company (FIMCO), an affiliate of FLIAC. On April 6, 2019, FLIAC’s parent entered into an agreement to sell the mutual fund management business of FIMCO and the transaction is expected to be completed during the fourth calendar quarter of 2019.

FLIAC offers a modified single premium variable life product (SPVL) and a variable universal life product (VUL) through Separate Account E.

The contract holder directs the deposits into the sub‑accounts that comprise Separate Account E and bears the investment risk if the sub‑accounts do not meet their stated investment objectives. The sub‑accounts invest in the following underlying Fund portfolios: Government Cash Management, Fund for Income, Growth & Income, Special Situations, International, Select Growth, Investment Grade, Limited Duration High Quality Bond, Opportunity, Total Return, Covered Call Strategy, and Equity Income.

The Real Estate sub-account was closed on August 17, 2018. The Government and Balanced Income sub-accounts were closed on December 14, 2018. Shares of the Government and Balanced Income sub-accounts were exchanged for shares of the Limited Duration High Quality Bond and Total Return sub-accounts, respectively, with the same aggregate net asset value on the closing date.

(2)	Significant Accounting Practices

(a) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

11	(Continued)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2018
(b)	Fair Value Measurements

Investments are valued using Level 1 inputs, as defined within the fair value hierarchy established by the Financial Accounting Standards Board (FASB).

Management determines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management utilizes valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the FASB.  The three levels of inputs are described below:

Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities that Separate Account E has the ability to access.

Level 2 – observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – unobservable inputs for the asset and liability, to the extent relevant inputs are not available, representing Separate Account E’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In August 2018, the FASB issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement, which amends ASC 820 to add, remove, and modify fair value measurement disclosure requirements.   The guidance is effective for all entities for fiscal years beginning after December 15, 2019.  The Company will adopt the provisions of this guidance for its fiscal year beginning January 1, 2020 and management is currently evaluating the impact that ASU 2018-13 will have on its related disclosures.

(c)	Subsequent Events

Management has evaluated events subsequent to the balance sheet date through April 22, 2019, the date that the financial statements were available for issuance.

12	(Continued)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2018
	(d)	Investments

Shares of the Funds held by each of the sub-accounts of Separate Account E are valued at net asset value per share of such Funds, which value its investment securities at fair value on a daily basis. All distributions received from the Funds are reinvested to purchase additional shares of the Funds at net asset value.   Investment transactions are accounted for on a trade date basis and average cost is the basis followed in determining the cost of investments sold for financial statement purposes.

	(e)	Investment Income

Investment income consists of dividends declared by the Funds and is recognized on the ex‑dividend date.  Realized gains and losses are recorded on a trade date basis.  Reinvested realized gain distributions are recorded when received.  Average cost is used as the basis of investments held and sold.  The change in the value of the Funds is recorded as unrealized appreciation or depreciation and is included in the accompanying statement of operations.

	(f)	Federal Income Taxes

Separate Account E is not taxed separately because its operations are part of the total operations of FLIAC, which is taxed as a life insurance company under the Internal Revenue Code. Separate Account E is not taxed as a regulated investment company under Subchapter M of the Code. Under existing Federal income tax law, no taxes are payable on the investment income or on the capital gains of Separate Account E.

(3)	Investments

At December 31, 2018, investments in Funds in which the sub-accounts of the Separate Account invest in were presented at fair value determined by management using the net asset value of the Funds. Management determined that the investments in Funds are fair valued using Level 1 inputs since there is a readily determinable market, there are no restrictions on the Funds’ redemption and sufficient transaction volume exists.  There were no transfers between the Levels in fair value hierarchy during the year ended December 31, 2018.

13	(Continued)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2018

Investments consist of the following at December 31, 2018:
		Net asset	Fair
	Shares	value	value	Cost
First Investors Life Series Fund:
Government Cash Management	1,233,617	$1.00	$1,233,617	$1,233,617
Fund for Income	1,410,810	$5.96	$8,408,430	$9,054,062
Growth & Income	522,378	$41.84	$21,856,316	$19,676,546
Special Situations	402,181	$28.86	$11,606,947	$13,028,958
International	362,475	$22.08	$8,003,439	$7,526,927
Select Growth	696,797	$14.14	$9,852,710	$8,672,030
Investment Grade	575,477	$10.18	$5,858,357	$6,202,124
Limited Duration High Quality Bond	365,523	$9.34	$3,413,985	$3,411,677
Opportunity	741,589	$15.58	$11,553,954	$11,454,239
Total Return	617,841	$12.50	$7,723,006	$7,546,194
Covered Call Strategy	211,463	$10.37	$2,192,871	$2,347,307
Equity Income	469,968	$20.61	$9,686,043	$8,603,448

The cost of purchases and proceeds from sale of investments for the year ended December 31, 2018 were as follows:
	Purchases	Sales
Government Cash Management	$585,674	$248,088
Fund for Income	$1,139,144	$333,122
Growth & Income	$2,483,207	$1,167,407
Special Situations	$3,744,556	$249,920
International	$1,923,602	$275,897
Select Growth	$2,529,338	$396,023
Government	$269,018	$2,892,236
Investment Grade	$718,111	$456,259
Limited Duration High Quality Bond	$2,981,317	$96,387
Opportunity	$2,504,124	$122,468
Real Estate	$203,790	$1,333,314
Total Return	$1,495,761	$317,883
Balanced Income	$185,182	$870,603
Covered Call Strategy	$1,219,414	$31,304
Equity Income	$1,166,615	$484,330

14	(Continued)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2018

(4)	Changes in Units

The changes in units outstanding for the years ended December 31, 2018 and 2017 were as follows:

	2018			2017
	Units issued	Units redeemed	Net increase (decrease)	Units issued	Units redeemed	Net increase (decrease)
Government Cash
Management	349,312	(320,729)	28,583	325,799	(303,544)	22,255
Fund for Income	37,130	(17,735)	19,395	40,015	(12,605)	27,410
Growth & Income	42,096	(44,875)	(2,779)	51,608	(26,094)	25,514
Special Situations	69,847	(7,935)	61,912	42,337	(7,218)	35,119
International	68,905	(12,349)	56,556	32,087	(22,819)	9,268
Select Growth	70,080	(15,239)	54,841	32,112	(11,681)	20,431
Government	11,276	(203,984)	(192,708)	13,618	(11,764)	1,854
Investment Grade	28,459	(27,025)	1,434	30,741	(11,409)	19,332
Limited Duration High
Quality Bond	302,170	(9,810)	292,360	13,275	(2,007)	11,268
Opportunity	123,660	(6,507)	117,153	115,980	(7,598)	108,382
Real Estate	17,720	(120,385)	(102,665)	41,149	(569)	40,580
Total Return	96,908	(22,486)	74,422	68,153	(14,214)	53,939
Balanced Income	11,604	(78,443)	(66,839)	27,504	(1,226)	26,278
Covered Call Strategy	104,161	(2,774)	101,387	68,214	(1,091)	67,123
Equity Income	27,162	(19,816)	7,346	30,554	(14,939)	15,615

(5)	Separate Account Charge and Deductions

In consideration for its assumption of the mortality and expense risks connected with the SPVL and VUL contracts, FLIAC computes the charge at an effective annual rate of 1.75% and 0.50%, respectively, of the Subaccount Accumulation Value. This deduction is assessed through a reduction of units.

A monthly charge is made to Separate Account E for the cost of insurance protection. This amount varies with the age and sex of the insured and the net amount of insurance at risk and is assessed through the redemption of units on the anniversary date of the policy.

Optional insurance riders available under VUL contracts carry an additional charge. With the exception of the Children’s Term Rider, this amount varies with the age and sex of the insured and is assessed through the redemption of units on each monthly deduction date following election of the rider. The Children’s Term Rider is $0.464 per $1,000 of coverage.

15	(Continued)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2018
A monthly policy charge of $10 is deducted from the accumulation value of VUL contracts and is assessed through the redemption of units.

A face amount charge is also deducted monthly from the accumulation value of VUL contracts. This charge is calculated based upon each $1,000 of face amount and may vary with the age and sex of the insured. It is assessed through the redemption of units.

16	(Continued)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2018
(6)	Financial Highlights
	Net assets
	Units [1]	Unit value ($)	($000s)	Investment income ratio (%) [2]	Expense ratio (%) [3]	Total return (%) [4]
Government Cash
Management:
December 31:
2018	108,174	11.433	1,234	1.34	—	1.24
2017	79,591	11.292	896	0.29	—	0.26
2016	57,336	11.263	646	—	—	—
2015	110,841	11.263	1,249	—	—	—
2014	98,287	11.263	1,107	—	—	—

Fund for Income:
December 31:
2018	457,391	18.398	8,408	5.09	—	(2.58)
2017	437,997	18.885	8,260	4.87	—	6.82
2016	410,587	17.679	7,254	5.37	—	11.12
2015	409,633	15.909	6,511	5.15	—	(1.85)
2014	358,004	16.209	5,803	4.75	—	0.79

Growth & Income:
December 31:
2018	940,844	23.207	21,856	1.38	—	(10.17)
2017	943,623	25.833	24,379	1.47	—	18.28
2016	918,109	21.841	20,052	1.38	—	9.88
2015	900,228	19.877	17,909	1.13	—	(3.12)
2014	829,638	20.518	17,035	1.09	—	7.65

Special Situations:
December 31:
2018	448,470	25.856	11,607	0.45	—	(16.59)
2017	386,558	31.001	11,984	0.85	—	18.26
2016	351,438	26.213	9,212	0.52	—	16.10
2015	332,472	22.577	7,512	0.60	—	(0.52)
2014	296,087	22.696	6,726	0.45	—	6.30

International:
December 31:
2018	404,502	19.796	8,003	0.76	—	(12.16)
2017	347,946	22.536	7,837	1.06	—	32.96
2016	338,678	16.949	5,736	1.19	—	(4.20)
2015	302,552	17.692	5,353	1.06	—	3.49
2014	281,315	17.095	4,810	1.04	—	2.39

Select Growth:
December 31:
2018	413,912	23.797	9,853	0.31	—	(3.79)
2017	359,071	24.735	8,877	0.48	—	32.80
2016	338,641	18.626	6,303	0.58	—	4.04
2015	283,456	17.903	5,075	0.35	—	3.21
2014	249,960	17.346	4,337	0.32	—	13.53

Government: [5]
December 31:
2018	—	—	—	3.65	—	(1.19)
2017	192,708	14.319	2,757	1.91	—	1.53
2016	190,854	14.103	2,688	2.11	—	0.48
2015	192,610	14.035	2,700	2.23	—	0.04
2014	183,480	14.029	2,570	2.50	—	3.14

17	(Continued)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2018

	Net assets
	Units [1]	Unit value ($)	($000s)	Investment income ratio (%) [2]	Expense ratio (%) [3]	Total return (%) [4]
Investment Grade:
December 31:
2018	345,939	16.926	5,858	3.78	—	(2.03)
2017	344,505	17.276	5,945	3.76	—	4.72
2016	325,173	16.497	5,356	4.03	—	4.65
2015	323,644	15.764	5,097	4.05	—	(0.35)
2014	302,489	15.819	4,782	4.08	—	5.85

Limited Duration High
Quality Bond: [5]
December 31:
2018	345,280	9.853	3,414	1.62	—	(0.22)
2017	52,921	9.875	522	1.62	—	1.25
2016	41,653	9.752	406	0.79	—	0.64
2015	26,727	9.690	259	—	—	(0.51)
2014	6,045	9.740	59	—	—	(2.60)

Opportunity:
December 31:
2018	717,880	16.097	11,554	0.50	—	(15.38)
2017	600,726	19.023	11,426	0.58	—	19.00
2016	492,345	15.986	7,870	0.38	—	8.26
2015	354,078	14.767	5,230	0.17	—	(0.81)
2014	227,989	14.887	3,394	—	—	5.73

Real Estate: [5]
December 31:
2018	—	—	—	1.90	—	1.56
2017	102,664	10.954	1,124	1.17	—	1.26
2016	62,083	10.817	672	0.30	—	6.57
2015	13,432	10.150	136	—	—	1.50

Total Return:
December 31:
2018	579,390	13.329	7,723	1.61	—	(7.65)
2017	504,968	14.434	7,291	1.51	—	11.75
2016	451,029	12.916	5,827	1.36	—	6.62
2015	399,992	12.114	4,846	0.87	—	(1.61)
2014	265,487	12.313	3,268	0.08	—	5.96

Balanced Income: [5]
December 31:
2018	—	—	—	4.21	—	(4.01)
2017	66,839	11.494	768	0.95	—	9.57
2016	40,561	10.490	426	—	—	6.71
2015	9,287	9.830	91	—	—	(1.70)

Covered Call Strategy: [5]
December 31:
2018	208,307	10.527	2,193	0.88	—	(9.99)
2017	106,920	11.695	1,250	0.27	—	11.07
2016	39,798	10.530	419	—	—	5.30

Equity Income:
December 31:
2018	430,277	22.485	9,686	1.79	—	(8.42)
2017	422,931	24.551	10,381	1.83	—	15.52
2016	407,316	21.253	8,656	1.93	—	13.28
2015	400,037	18.762	7,515	1.63	—	(1.03)
2014	374,951	18.957	7,118	1.58	—	8.25

Target Maturity 2015: [5]
December 31:
2015	—	—	—	9.45	—	(0.41)
2014	35,132	14.576	512	4.76	—	0.02

18	(Continued)

FIRST INVESTORS LIFE
 SEPARATE ACCOUNT E
Notes to Financial Statements
December 31, 2018
1.	These units include units held for certain direct charges to contract owner accounts through the redemption of units.
2.
These amounts represent the dividends, excluding distributions of capital gains, received by the sub‑account from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as the separate account charge, that are assessed against contract owner accounts either through reductions in unit values or redemption of units. The recognition of investment income by the sub‑account is affected by the timing of the declaration of dividends by the underlying fund in which the sub‑account invests.

3.
These amounts represent the annualized contract expenses of the separate account for the periods indicated. There are no expenses that result in a direct reduction in unit value. Charges made directly to contract owner accounts through redemption of units and expenses of the underlying fund have been excluded.

4.
These amounts represent the total return for the periods indicated, including changes in value of the underlying fund, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.

5.
The Limited Duration High Quality Bond sub-account was launched on July 1, 2014. The total return for the Limited Duration High Quality Bond sub-account for 2014 was calculated for the period July 1, 2014 to December 31, 2014.  The Real Estate and the Balanced Income sub-accounts were launched on May 1, 2015 and November 2, 2015, respectively.  The total return for the Real Estate and the Balanced Income sub-accounts for 2015 were calculated for the period May 1, 2015 to December 31, 2015 and November 2, 2015 to December 31, 2015, respectively.  The Target Maturity 2015 sub-account was closed on December 15, 2015.  The total return for the Target Maturity 2015 sub-account for 2015 was calculated for the period January 1, 2015 to December 14, 2015.  The Covered Call Strategy sub-account was launched on May 2, 2016. The total return for the Covered Call Strategy sub-account was calculated for the period May 2, 2016 to December 31, 2016. The Real Estate sub-account was closed on August 17, 2018. The total return for the Real Estate sub-account was calculated for the period January 1, 2018 to August 17, 2018. The Government and Balanced Income sub-accounts were closed on December 14, 2018. The total return for the Government and Balanced Income sub-accounts were calculated for the period January 1, 2018 to December 14, 2018.

19

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Statutory Financial Statements
December 31, 2018, 2017 and 2016
(With Independent Auditors’ Report Thereon)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY

Independent Auditors’ Report

The Board of Directors
Foresters Life Insurance and Annuity Company:
Report on the Financial Statements
We have audited the accompanying financial statements of Foresters Life Insurance and Annuity Company, which comprise the statutory statements of admitted assets, liabilities and capital and surplus as of December 31, 2018 and 2017, and the related statutory statements of income, changes in capital and surplus, and cash flow for each of the years in the three-year period ended December 31, 2018, and the related notes to statutory financial statements.
Management’s Responsibility for the Financial Statements
Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the New York State Department of Financial Services. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles
As described in Note 2 to statutory financial statements, the financial statements are prepared by Foresters Life Insurance and Annuity Company using statutory accounting practices prescribed or permitted by the New York State Department of Financial Services, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.
The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.
Adverse Opinion on U.S. Generally Accepted Accounting Principles
In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of Foresters Life Insurance and Annuity Company as of December 31, 2018 and 2017 or the results of its operations or its cash flows for each of the years in the three-year period ended December 31, 2018.
Opinion on Statutory Basis of Accounting
In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital and surplus of Foresters Life Insurance and Annuity Company as of December 31, 2018 and 2017 and the results of its operations and its cash flow for each of the years in the three-year period ended December 31, 2018, in accordance with the statutory accounting practices prescribed or permitted by the New York State Department of Financial Services described in Note 2.
Other Matter
Our audits were conducted for the purpose of forming an opinion on the financial statements as a whole. The supplementary information included in the financial statement schedules Supplemental Schedule Summary of Investments – Other than Investments in Related Parties, Supplementary Insurance Information, and Supplementary Schedule Reinsurance, is presented for purposes of additional analysis and is not a required part of the financial statements but is supplementary information required by Regulation S-X Rule 7-05 of the Securities and Exchange Commission. Such information is the responsibility of management and was derived from and relates directly to the underlying accounting and other records used to prepare the financial statements. The information has been subjected to the auditing procedures applied in the audits of the financial statements and certain additional procedures, including comparing and reconciling such information directly to the underlying accounting and other records used to prepare the financial statements or to the financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, the information is fairly stated in all material respects in relation to the financial statements as a whole.
/s/ KPMG LLP

New York, New York
April 22, 2019

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL AND SURPLUS
DECEMBER 31, 2018 AND 2017

	2018	2017
ASSETS
Cash and invested assets
Bonds, at amortized cost (fair value: 2018 - $949,747,334; 2017 - $821,721,568)	$964,479,113	$796,623,705
Cash, cash equivalents and short-term investments	55,329,534	48,890,262
Receivable for securities	-	20,195
Policy loans	105,567,441	102,543,550

Total Cash and Invested Assets	1,125,376,088	948,077,712

Deferred and uncollected premiums	5,109,817	5,084,208
Accrued investment income	14,046,195	12,554,222
Admitted deferred tax assets	2,738,000	2,734,000
Current income tax recoverable	4,064,820	1,945,490
Other assets	126,999	671,550

TOTAL ASSETS EXCLUDING SEPARATE ACCOUNTS	1,151,461,919	971,067,182

Separate account assets	1,316,692,839	1,492,359,315

TOTAL ADMITTED ASSETS	$2,468,154,758	$2,463,426,497

LIABILITIES AND CAPITAL AND SURPLUS

LIABILITIES
Life and accident and health reserves	$330,363,553	$314,094,196
Annuity reserves	757,753,320	599,025,981
Claims and other contract liabilities	16,206,705	14,758,715
Interest Maintenance Reserve	-	-
Asset Valuation Reserve	4,950,400	4,935,223
Accounts payable and accrued liabilities	3,126,258	4,469,523
Net transfers due from separate accounts	(28,758,382)	(29,658,212)

TOTAL LIABILITIES EXCLUDING SEPARATE ACCOUNTS	1,083,641,854	907,625,426

Separate account liabilities	1,316,692,840	1,492,359,315

TOTAL LIABILITIES	2,400,334,694	2,399,984,741

CAPITAL AND SURPLUS
Common Stock, par value $4.75; authorized, issued and outstanding 534,350 shares	2,538,162	2,538,162
Additional paid in capital	6,496,180	6,496,180
Unassigned surplus	58,785,722	54,407,414

TOTAL CAPITAL AND SURPLUS	67,820,064	63,441,756

TOTAL LIABILITIES AND CAPITAL AND SURPLUS	$2,468,154,758	$2,463,426,497

See accompanying notes to statutory financial statements.
3

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
STATUTORY STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 2018, 2017, AND 2016

	2018	2017	2016
REVENUES
Premiums and annuity considerations	$278,009,630	$209,266,846	$217,667,362
Investment income	42,008,777	35,286,708	30,775,191
Amortization of interest maintenance reserve	(32,571)	719,667	766,483
Income from fees associated with investment management, administration & contract guarantees from separate accounts	13,648,416	12,878,224	11,377,482
Other income	182,975	185,461	195,378

TOTAL REVENUES	333,817,227	258,336,906	260,781,896

BENEFITS AND EXPENSES
Policyholder benefits and changes in contract liabilities	125,358,524	103,533,633	97,270,717
Increase in life and annuity reserves	174,996,696	131,342,050	139,103,864
Net transfers (from) to separate accounts	(15,744,129)	(27,953,950)	(22,458,372)
Commissions and expense allowances	19,799,236	17,034,349	18,335,371
Operating expenses	15,788,106	15,924,785	18,215,839

TOTAL BENEFITS AND EXPENSES	320,198,433	239,880,867	250,467,419

Net gain from operations before dividends to policyholders and federal income taxes	13,618,794	18,456,039	10,314,477
Dividends to policyholders	986,673	1,118,015	918,979

Net gain from operations before federal income taxes	12,632,121	17,338,024	9,395,498
Federal income tax	2,978,912	4,663,184	2,347,862

NET GAIN FROM OPERATIONS	9,653,209	12,674,840	7,047,636
Net realized capital gains, net of transfers to IMR and net of taxes	-	-	10

NET INCOME	$9,653,209	$12,674,840	$7,047,646

See accompanying notes to statutory financial statements.
4

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
STATUTORY STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS
YEARS ENDED DECEMBER 31, 2018, 2017, AND 2016

	2018	2017	2016

BALANCE AT BEGINNING OF YEAR	$63,441,756	$60,120,253	$60,317,773
Correction of an error	(2,037,410)	-	-
Net income	9,653,209	12,674,840	7,047,646
Change in Asset Valuation Reserve	(15,176)	(636,409)	(1,038,688)
Change in non-admitted assets	124,309	162,300	(2,086,204)
Change in net deferred income taxes	1,653,376	(3,779,228)	979,726
Dividends to stockholders	(5,000,000)	(5,100,000)	(5,100,000)

BALANCE AT END OF YEAR	$67,820,064	$63,441,756	$60,120,253

See accompanying notes to statutory financial statements.

5

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
STATUTORY STATEMENTS OF CASH FLOW
YEARS ENDED DECEMBER 31, 2018, 2017 and 2016

	2018	2017	2016

Cash flows from operating activities:
Premiums and other insurance amounts received	$281,280,384	$208,085,369	$216,448,478
Investment income received	45,633,641	39,836,865	34,957,449
Other receipts	13,831,391	13,063,685	11,572,860
Benefits and contract liabilities paid	(124,695,664)	(102,701,991)	(98,118,520)
Commissions and general expenses paid	(38,868,967)	(33,036,607)	(35,587,113)
Net transfers from separate accounts	16,643,959	21,058,109	19,487,267
Dividends paid to policyholders	(972,174)	(899,789)	(902,898)
Federal income taxes paid	(4,400,000)	(4,400,000)	(2,600,000)
Net cash provided by operating activities	188,452,570	141,005,641	145,257,523
Cash flows from investing activities:
Proceeds from maturities, repayments, and sale of investment securities	102,904,655	79,868,912	68,186,117
Purchase of investments securities	(275,997,815)	(203,552,299)	(183,984,526)
Purchase of furniture, equipment and other assets	(35,918)	-	(41,513)
Net increase in policy loans	(3,023,891)	(4,566,331)	(2,978,091)
Net cash used for investing activities	(176,152,969)	(128,249,718)	(118,818,013)
Cash flows from financing activities and miscellaneous sources:
Net deposits on deposit-type contracts	208,364	1,015,594	99,810
Dividends paid	(5,000,000)	(5,100,000)	(5,100,000)
Other cash received (applied)	(1,068,693)	(603,936)	(1,294,268)
Net cash used for financing activities	(5,860,329)	(4,688,342)	(6,294,458)

Net (decrease) increase in cash, cash equivalents and
short-term investments:	6,439,272	8,067,581	20,145,052
Cash, cash equivalents and short-term investments:
Beginning of year	48,890,262	40,822,681	20,677,629
End of year	$55,329,534	$48,890,262	$40,822,681

See accompanying notes to statutory financial statements.

6

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(1)	Nature of Operations
Foresters Life Insurance and Annuity Company (the “Company”) is a wholly-owned subsidiary of Foresters Financial Holding Company, Inc. (“FFHC”). The Company predominately writes variable and fixed annuity and variable life insurance products along with traditional life insurance and other accident and health insurance.  In addition, the Company sponsors segregated investment trusts registered under the Investment Company Act of 1940, which support the Company’s variable life and annuity business.  The principal affiliates of the Company are: Foresters Financial Services, Inc. (“Broker‑Dealer”), Foresters Investment Management Company, Inc. (“Mutual Fund Management Company”), Foresters Investor Services, Inc. (“Transfer Agent”), and Foresters Advisory Services, LLC.  FFHC is a wholly-owned subsidiary of The Independent Order of Foresters (“Foresters”), Canada.
(2)	Basis of Presentation
The financial statements of the Company are presented on the basis of accounting practices prescribed or permitted by the New York State Department of Financial Services (“NYDFS”). The NYDFS recognizes only statutory accounting practices prescribed or permitted by the state of New York for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under the New York Insurance Law. The State of New York has adopted the National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual.
Certain amounts in prior year financial statements have been reclassified to conform with the current year presentation.
This basis of presentation differs from U.S. generally accepted accounting principles (“GAAP”) in that:
(a)
Life insurance policy reserves are computed on the statutory valuation basis using the 1958, 1980 or 2001 CSO Mortality Table with interest rates from 2.50% to 5.25% rather than according to the Company’s estimates of mortality, investment yields, withdrawals and other benefits and expenses. The fixed deferred annuity is valued using CARVM at 3.50% – 5% and variable annuities are valued using VACARVM at 3.75% to 5.25%. On both a statutory and GAAP basis, the reserve held for old deferred annuities is equal to the funds accumulated at a current rate of 4% per annum;

(b)
certain expenditures, principally for furniture and equipment, agents’ debit balances, and deferred tax assets, are not admissible and are therefore charged to surplus rather than recognized as assets;

7	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(c)
commissions and other costs of acquiring new business are expensed as incurred rather than recognized as deferred acquisition costs and amortized over the premium paying period of policies and contracts;

(d)
under GAAP, current federal income taxes are recognized for the estimated taxes payable or refundable on tax returns for the current year. Deferred federal income taxes arise from the recognition of temporary differences between financial statement carrying amounts and the tax basis of assets and liabilities. Both current and deferred income taxes are recognized in the statement of income. In accordance with NAIC SAP statutory net deferred tax assets are credited to surplus and are limited based on an admissibility test. Under GAAP, state taxes are included in the computation of deferred income taxes, while for NAIC SAP, state taxes are not taken into consideration;

(e)	the statutory asset valuation and interest maintenance reserves are recognized as liabilities;
(f)
On investment type contracts, the entire amount received from contract holders is recognized as revenue rather than just the portion of the payment deemed to be assessments against policyholder account balances;

(g)	investments in fixed maturities that are deemed to be available‑for‑sale for GAAP are recorded at amortized cost rather than estimated fair value;
(h)
The statutory statements of cash flows do not classify cash flows in a manner which is consistent with GAAP. A reconciliation of net income to net cash provided by operating activities is not provided. There is no statement of comprehensive income prepared for statutory reporting purposes; and

(i)
The reserve for unpaid losses and loss expenses is reported net of reinsurance recoverable on losses and loss expenses and unearned premiums are reported net of ceded unearned premiums (prepaid reinsurance premiums). Under GAAP, these accounts are presented gross of the effects of reinsurance ceded in the balance sheet.

The effects of these variances on the accompanying statutory financial statements has not been determined, but are presumed to be material.
The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates.

8	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(3)	Other Significant Accounting Practices
(a)	Cash, Cash Equivalents and Short-term Investments
Cash and cash equivalents include investments with original maturities of three months or less and money market mutual funds. The carrying amounts for cash and cash equivalents approximate their fair values.  Short-term investments include investments with original maturities of one year or less and are carried at amortized cost.
(b)	Bonds
Bonds are, other than NAIC class 6, reported at amortized cost.  Amortization of premiums and accretion of discounts on bonds are recognized using the scientific method that approximates level yield. Gains and losses on sales of investments are determined using the specific identification method.  NAIC class 6 bonds are carried at lower of cost or fair value, with the change reflected in surplus.
The fair values for bonds is based on quoted market prices, where available, or is estimated using values from independent pricing services.
(c)	Fair Value Measurements
Management determines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Management utilizes valuation techniques that maximize the use of observable inputs (Levels 1 and 2) and minimize the use of unobservable inputs (Level 3) within the fair value hierarchy established by the Financial Accounting Standards Board (“FASB”).  Financial assets and liabilities carried and disclosed at fair value are classified in one of the following three categories:
•	Level 1: Fair value measurements using unadjusted quoted market prices in active markets for identical, unrestricted assets or liabilities.
•
Level 2: Fair value measurements using correlation with (directly or indirectly) observable market based inputs, unobservable inputs that are corroborated by market data, or quoted prices in markets that are not active.  These models are primarily standard models that consider various assumptions including time value, yield curve, and other relevant economic measures. Substantially all of these assumptions are observable in the marketplace, can be derived from observable data or are supported by observable levels at which transactions are executed in the marketplace.

9	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

•
Level 3: Fair value measurements using significant inputs that are not readily observable in the market and are based on internally developed models or methodologies utilizing significant inputs that are generally less readily observable.

(d)	Impairment of Invested Assets
Management regularly reviews fixed maturity securities to evaluate unrealized losses for other-than-temporary declines in the fair value of these securities.  Management considers various factors in assessing impairments, including but not limited to, the financial condition and near term prospects of the issuer, specific adverse conditions affecting an industry or region, a significant and prolonged decline in fair value below the amortized cost of the asset, bankruptcy or default of the issuer, and delinquency in payments of interest or principal.
Management considers the following factors in the evaluation of whether a noninterest related decline in value is other than temporary: (a) the Company’s near-term intent to sell; (b) the Company’s contractual and regulatory obligations; and (c) the Company’s ability and intent not to sell the investment until anticipated recovery of the cost of the investment.  In addition, management considers other qualitative and quantitative factors in determining the existence of possible other than temporary impairments including, but not limited to, unrealized loss trend analysis and significant short-term changes in value. For structured securities, if the present value of the cash-flows expected to be collected is less than the amortized cost basis, an other-than-temporary impairment shall be considered to have occurred for the difference due to a non-interest related decline.  For structured securities, the Company analyzes discounted cash flows on a quarterly basis to determine if additional other-than-temporary impairment write downs are necessary.
The day to day management of the investment portfolio is performed by investment managers, who may, at a given point in time, believe that the preferred course of action is to hold securities with unrealized losses that are considered temporary until such losses are recovered, the dynamic nature of portfolio management may result in a subsequent decision to sell the security and realize the loss based upon a change in the market and other factors described above.  Investment managers maintain a watchlist that identifies rating agency downgrades of securities as well as any potential investment valuation issues at the end of each quarter.

10	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(e)	Leasehold Improvements and Equipment
Leasehold improvements and equipment are recorded as cost.  These assets are treated as non-admitted assets with changes in the balance of these assets going through the change in nonadmitted assets, a component of capital and surplus.
Depreciation is recorded in net income on the statement of statutory income and is calculated on a straight-line basis over the estimated useful life of the asset, not to exceed 5 years, or the remaining term of the lease.
Depreciation of equipment of $96,722, $106,922, and $102,961 was included in net income for 2018, 2017 and 2016, respectively.  Depreciation of leasehold improvements of $2,247 was included in net income for 2018, 2017 and 2016.
(f)	Policy loans
Policy loans are stated at the unpaid balance due, which approximates fair value, since loans on policies have no defined maturity and reduce amounts payable at death or surrender. The excess of the unpaid balance of the policy loan that exceeds the cash surrender value is nonadmitted.
(g)	Interest Maintenance Reserve
The Company maintains an interest maintenance reserve (“IMR”) to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities, are deferred into the IMR and amortized into revenue using the grouped amortization method. The IMR at December 31, 2018 and December 31, 2017 are an asset of $1,610,468 and $1,057,097, respectively, which is non-admitted.
(h)	Asset Valuation Reserve
The Company establishes an Asset Valuation Reserve (“AVR”) to offset potential credit-related investment losses.  Investments are assigned a NAIC rating which is used in the AVR computation.
(i)	Recognition of Revenue and Related Expenses
Premiums are reported as earned when due. Commissions, benefits and expenses are recognized when incurred rather than amortized over the life of the contracts.

11	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(j)	Annuities
Annuity considerations are recognized as revenue when received. The carrying value of fixed annuities reserves are equal to the policyholder account balances, which represent net premiums, received plus accumulated interest.
(k)	Policyholder Dividends
The amount of dividends to be paid to policyholders is determined annually by the Company’s Board of Directors. The aggregate amount of policyholders’ dividends is related to actual interest, mortality, morbidity, and expense experience for the year, and judgment as to the appropriate level of statutory capital and surplus to be retained by the Company.
(l)	Business Risks and Uncertainties
The Company’s investments are primarily comprised of both short term and long term fixed maturity securities. Significant changes in prevailing interest rates and geographic conditions may adversely affect the timing and amount of cash flows on such investments and their related values. A significant decline in the fair values of these investments could have an adverse effect on the Company’s ability to meet obligations including policyholder benefits.
Premiums and annuity considerations received from the Company’s variable annuity and variable life products comprise approximately 33% and 34% in 2018 and 2017, respectively, of the Company’s total premiums and annuity considerations received.  The investment risk on this business is borne by the contract holder and is invested in the sub-account of the related separate account as directed by the contract holder.
(m)	Separate Accounts
Separate account assets and the related liabilities represent segregated variable annuity and variable life contracts maintained in accounts to meet the specific investment objectives of Contractholders who bear the investment risk. The assets are carried at fair value and are reported as summary total separate account assets with an equivalent summary total reported for liabilities. All investment income (including realized and unrealized gains and losses on investments held in these accounts) accrues directly to the Contractholders and therefore does not affect the net income of the Company.

12	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(n)	Income Taxes
The Company is included in the consolidated federal returns and certain state returns of the Parent, along with other wholly-owned subsidiaries of the Parent. The Parent calculates and allocates the applicable federal taxes (benefits) and related income tax payments and refunds to each subsidiary separately for financial reporting purposes. The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent.
The Company recognizes deferred tax assets and liabilities for the expected future tax consequences of temporary differences between the financial reporting basis and tax basis of assets and liabilities. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which the temporary differences are expected to be recovered or settled and the effect of a change in tax rates is recognized in the period.  A valuation allowance is recorded against deferred tax assets if management determines it is more likely than not, that such assets will not be realized.  The tax effects of temporary differences that reverse within three years are treated as admitted assets, subject to a maximum of 15% of surplus.
Tax benefits from uncertain tax positions are recognized in the financial statements if management determines it is “more-likely-than-not” that the positions are sustainable, based on their technical merits.  The term “more-likely-than-not” contemplates a likelihood of more than 50 percent and the determination of whether or not a tax position has met this recognition threshold depends on the facts, circumstances, and information available at the reporting date.  If management cannot conclude this recognition threshold is met, none of the tax benefit provided by the position is recognized in the financial statements.  Income tax liabilities for tax uncertainties are carried by the Company until such time that the statute of limitations or period under audit for the jurisdiction is settled.
(o)	Correction of Errors
The Company records corrections of errors, net of tax, as an adjustment to capital and surplus in the period the errors are detected in accordance with Statements of Statutory Accounting Practices (SSAP) No. 3.  The corrections are included in the statements of changes in capital and surplus.
During 2018, Management identified errors in the Company’s commission reporting system, whereby advanced commissions continued to accumulate but advances were not subsequently recorded as a commission expense when the

13	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

premiums were collected.  The amount of the correction that related to periods prior to 2018 was $2,037,410, net of income taxes of $542,485.
(4)	Investments
Investment income for the years indicated consists of the following:
	2018	2017	2016
Interest on fixed maturities	$35,868,158	$30,309,245	$26,008,677
Interest on short term investments	527,871	345,234	47,676
Interest on policy loans	6,299,686	6,099,103	5,857,123
Total investment income	42,695,715	36,753,582	31,913,476
Investment expense	686,938	1,466,874	1,138,285
Net investment income	$42,008,777	$35,286,708	$30,775,191

No accrued investment income was excluded as non-admitted.

14	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

The amortized cost and estimated fair value of bonds at December 31, 2018, and 2017 are as follows:
	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
December 31, 2018:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$42,063,479	$409,955	$13,277	$42,460,157
Debt securities issued by
states of the U.S.	254,691,974	5,179,279	2,380,430	257,490,823
Corporate debt securities	667,723,660	2,827,460	20,754,766	649,796,354
	$964,479,113	$8,416,694	$23,148,473	$949,747,334

	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
December 31, 2017:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$6,009,610	$185,633	$9,349	$6,185,894
Debt securities issued by
states of the U.S.	226,499,717	8,180,247	944,107	233,735,857
Corporate debt securities	564,114,378	18,274,394	588,955	581,799,817
	$796,623,705	$26,640,274	$1,542,411	$821,721,568

Securities in unrealized loss positions (fair value is less than amortized cost) for which an other-than-temporary impairment has not been recognized in earnings as a realized loss are:
	December 31, 2018		December 31, 2017
	Fair Value	Unrealized Loss	Fair Value	Unrealized Loss

Less than 12 months	$457,620,025	$17,528,431	$63,025,802	$238,674
12 months or more	110,937,333	5,620,042	56,108,979	1,303,737
	$568,557,358	$23,148,473	$119,134,781	$1,542,411

Management considers the decline in fair values of the above securities to be interest related.  Management intends to hold these securities until recovery or contractual maturity and therefore, no other-than-temporary impairment has been recognized.
15	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

The amortized cost and estimated fair value of bonds at December 31, 2018, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

	Amortized cost	Estimated fair value

Due in one year or less	$15,904,570	$15,943,728
Due after one year through five years	224,687,803	223,643,681
Due after five years through ten years	275,546,386	269,041,623
Due after ten years	407,838,611	400,275,279
Loan backed securities	40,501,743	40,843,023
	$964,479,113	$949,747,334

Proceeds from sales of investments in bonds were $14,547,030, $28,139,681, and $25,229,066 in 2018, 2017, and 2016, respectively. Proceeds from disposals of investments in bonds were $102,331,335, $78,894,024, and $68,104,692 in 2018, 2017 and 2016, respectively. Gross gains of $215,658 and gross losses of $957,357 were realized on those sales in 2018. Gross gains of $614,811 and gross losses of $1,002,697 were realized on those sales in 2017. Gross gains of $895,224 and gross losses of $801,262 were realized on those sales in 2016.  Realized gains (losses) transferred to the IMR were ($585,942) on 2018, ($256,005) in 2017, and $62,008 in 2016.
As of December 31, 2018, bonds with a fair value of $3,240,690 were on deposit with regulatory authorities.
16	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(5)	Fair Value of Financial Instruments
The following table presents the fair value of all financial assets, classified by the fair value hierarchy:
	Level 1	Level 2	Level 3	Total fair value	Total carrying value
December 31, 2018
Bonds	$-	$949,747,334	$-	$949,747,334	$964,479,113
Short-term investments	44,974,839	-	-	44,974,839	44,974,839
Separate account assets	1,316,692,839	-	-	1,316,692,839	1,316,692,839
	$1,361,667,678	$949,747,334	$-	$2,311,415,012	$2,326,146,791
December 31, 2017
Bonds	$-	$821,721,568	$-	$821,721,568	$796,623,705
Short-term investments	41,179,113	-	-	41,179,113	41,179,113
Separate account assets	1,492,359,315	-	-	1,492,359,315	1,492,359,315
	$1,533,538,428	$821,721,568	$-	$2,355,259,996	$2,330,162,133

Separate account assets disclosed in the table above are the only assets carried at fair value. There were no transfers between levels during 2018 and 2017.
(6)	Retirement Plans
The Company participates in a qualified, noncontributory profit sharing plan sponsored by FFHC, for the benefit of its employees and those of other wholly-owned subsidiaries of its parent. The Company has no legal obligation for benefits under this plan. Foresters Financial Holding Company, Inc. allocates amounts to the Company based on salary ratios. The Plan provides for retirement benefits based upon earnings. Vesting of benefits is based upon years of service. For the years ended December 31, 2018, 2017 and 2016, the Company charged operations $34,390, $52,327, and $73,765, respectively, for its portion of the contribution.
In addition, the Company participates in a 401(K) savings plan covering all of its eligible employees and those of other wholly-owned subsidiaries of its parent whereby employees may voluntarily contribute a percentage of their compensation with the Company matching a portion of the contributions of certain employees. For the years ended December 31, 2018, 2017 and 2016, contributions to this plan were $16,886, $21,225, and $19,612, respectively.
17	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(7)	Reinsurance
The Company reinsures a portion of its risk with other insurance companies and reserves are reduced by the amount of reserves for such reinsured risks. The Company is liable for any obligations, which any reinsurance company may be unable to meet. Information with respect to reinsurance ceded by the Company is as follows:
	2018	2017	2016
Direct life insurance premiums	$69,095,194	$69,894,727	$68,913,066
Life insurance premiums ceded	7,540,845	6,800,567	6,211,032
Net life insurance premiums	$61,554,349	$63,094,160	$62,702,034

Life insurance reserves ceded	$19,024,236	$19,383,574	$19,566,561

Direct accident and health premiums	$2,193	$1,834	$2,208
Ceded accident and health premiums	-	-	-
Net accident and health premiums	$2,193	$1,834	$2,208

The Company’s maximum retention on any one life is $250,000. The Company had reinsured 54.0% of its net life insurance in force in both December 31, 2018 and 2017.  The Company does not (1) have any reinsurance agreements in effect which can be canceled unilaterally for reasons other than for nonpayment of premiums; (2) transact with reinsurers controlled directly or indirectly by the Company or affiliated persons or chartered in a country other than the United States; or (3) have any reinsurance agreements where the amount of losses may result in a payment to the reinsurer which exceeds the total direct premiums collected under such insurance policies.  During 2018, 2017 and 2016, the Company did not write off any amounts receivable from reinsurers and no reinsurance contracts were commuted.  None of the credit ratings of the Company’s reinsurers were downgraded during 2018, 2017 and 2016.
18	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(8)	Contingent Liabilities
The Company is subject to certain claims and lawsuits arising in the ordinary course of business. In the opinion of management, all such claims currently pending will not have a material adverse effect on the financial position of the Company or its results of operations.
(9)	Related Party Transactions
The Company and certain affiliates, under various cost sharing allocation agreements, share office space, data processing and other facilities and management personnel. Charges for these services are based upon the Company’s proportionate share of: space occupied, usage of data processing and other facilities and time allocated to management. During the years ended December 31, 2018, 2017 and 2016, the Company incurred approximately $4,217,131, $3,450,868, and $3,331,014, respectively, for these services. The Company paid an affiliate $20,845,800, $17,886,446, and $20,612,341 during 2018, 2017 and 2016, respectively for commissions relating to the sale of its products. In addition, the Company incurred $525,000 annually during 2018 and 2017 for management fees paid to Foresters.
(10)	Capital and Surplus
(a)	Participating business represented 1.1% of individual life insurance in force in both December 31, 2018 and 2017.
The portion of earnings of participating policies that can inure to the benefit of policyholders is limited to the larger of 10% of such earnings or $0.50 per thousand dollars of participating insurance in force. Earnings in excess of that limit must be excluded from capital and surplus by a charge against operations. No such charge has been made, since participating business has operated at a loss to date on a statutory basis.
(b)
The maximum dividend to stockholder which can be made without prior approval from the Superintendent, which combined with all dividends declared or distributed during the next preceding twelve months, is limited to the lesser of (a) 10% of the Company's surplus to policyholders as shown by its statement on file with the Superintendent or (b) net gains from operations, exclusive of realized capital gains. New York State Insurance Law prohibits the payment of dividends to stockholders from any source other than the statutory unassigned surplus. The amount of said surplus was $58,785,722 and

19	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

$54,407,414 at December 31, 2018 and 2017, respectively, and was earned partly by the participating account and partly by the nonparticipating account.  Distributions are limited to prescribed percentages of policyholders’ surplus as of the beginning of the current year and, in some instances, require pre-approval by the NYDFS.

During 2018 and 2017 the Company paid ordinary dividends of $5,000,000 and $5,100,000, respectively.
(c)
The NAIC has developed risk based capital formulas to be applied to all insurance companies. These formulas calculate a minimum required statutory net worth, based on the perceived degree of certain risks, such as asset, credit, interest rate, underwriting and other business risks inherent in an individual company’s operations. Any insurance company that does not meet threshold risk based capital levels ultimately will be subject to regulatory proceedings. The Company was in excess of the minimum risk based capital as of December 31, 2018 and 2017.

(d)	The portion of unassigned surplus represented or (reduced by) each item below is as follows:
	2018	2017
Nonadmitted assets	$(9,030,076)	$(9,154,385)
Asset valuation reserve	(4,950,400)	(4,935,223)
Deferred tax assets	8,264,281	6,610,905

(11)	Life and Annuities Reserves
(a)
The Company waives the deduction of the deferred fractional premiums upon the death of the insured and returns a pro‑rata portion of premiums for any period beyond the end of the policy month in which the death occurred. Surrender values are not promised in excess of the legally computed reserves.

(b)	For policies issued subject to an extra premium, a reserve based on special tables prepared by the New York State Department of Financial Services was included in the statutory financial statements.
(c)	As of December 31, 2018 the Company has $151,529,434 of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the State of New York.

20	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(d)	Tabular less Actual Reserves Released, and Tabular Cost has been determined by formula.
(e)
The Tabular interest on funds not involving life contingencies has been determined by formula.  Tabular interest is equal to the mean reserves at year end plus payments incurred during the year less mean reserves at the prior year end, income earned during the year and other increases.

(f)	The Company holds additional reserves for substandard policies on behalf of those policyholders assigned lower underwriting classifications, such as those deemed to be more serious mortality risks.
(g)	There are no significant other increases (net).

(12)	Analysis of Annuity Actuarial Reserves and Deposit Liabilities
Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2018 are shown in the following table.
	Amount	Percentage of total
Subject to discretionary withdrawal at book value
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	555,244,774	41.95%
At book value	589,903,208	44.57%
Not subject to discretionary withdrawal	178,470,114	13.48%
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	1,323,618,096	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and
deposit fund liabilities (net)	$1,323,618,096	100.00%

21	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

Withdrawal characteristics and annuity actuarial reserves and deposit fund liabilities at December 31, 2017 are shown in the following table.
	Amount	Percentage of total
Subject to discretionary withdrawal at book value
less surrender charge	$-	0.00%
Subject to discretionary withdrawal without adjustment:
At market value	623,654,776	50.58%
At book value	475,490,259	38.56%
Not subject to discretionary withdrawal	133,942,493	10.86%
Total annuity and actuarial reserves and
deposit fund liabilities (gross)	1,233,087,528	100.00%
Less reinsurance	-	0.00%
Total annuity and actuarial reserves and
deposit fund liabilities (net)	$1,233,087,528	100.00%

(13)	Premium and Annuity Consideration Deferred and Uncollected
Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2018 were:

	Gross	Net	Loading
Type:
Ordinary new business	$16,326	$14,015	$2,311
Ordinary renewal	2,847,994	5,095,802	(2,247,808)
Total	$2,864,320	$5,109,817	$(2,245,497)

Deferred and uncollected life insurance premiums and annuity consideration at December 31, 2017 were:
	Gross	Net	Loading
Type:
Ordinary new business	$98,269	$80,380	$17,889
Ordinary renewal	3,057,443	5,003,828	(1,946,385)
Total	$3,155,712	$5,084,208	$(1,928,496)

22	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(14)	Separate Accounts
General Nature and Characteristics
The Company has two separate accounts which fund limited pay variable life insurance policies, single premium variable life policies, and flexible premium variable life policies and three separate accounts which fund deferred variable annuity contracts. For all separate accounts, the net investment experience of the separate account is credited directly to the policyholder and can be positive or negative.
Two of the variable annuities provide an incidental death benefit of the greater of the account value or premiums paid. The third provides an incidental death benefit equal to the greater of the account value, the premiums paid or the account value on specified anniversaries.  Insurance contract liabilities for incidental death benefits are established in the general account.  The account balance of contracts with guarantees totaled approximately $560,000,000 and $630,000,000 and was held in separate accounts at December 31, 2018 and 2017, respectively.  The net amount at risk associated with these guarantees was approximately $6,000,000 and $340,000 at December 31, 2018 and 2017, respectively.
The three variable life policies are a fixed premium product, a single premium product with a minimum guaranteed death benefit, and a flexible premium product.
The contracts have a policy loan provision. Loan funds are credited with a guaranteed interest rate of 4% and are held in the general account.
The following table presents separate account premiums and considerations for the year ended December 31, 2018 and separate account reserves at December 31, 2018.
	Variable life	Variable Annuities	Total
Premiums and considerations	$37,524,848	$41,924,405	$79,449,253
Reserves at December 31, 2018:
With assets at market value	$732,735,882	$555,244,775	$1,287,980,657
Subject to discretionary
withdrawal at market value	$732,735,882	$555,244,775	$1,287,980,657

23	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

Reconciliation of net transfers to (from) separate accounts and amounts recognized in the statutory statement of income are as follows:
	2018	2017
Transfers to separate accounts as contained in
the annual statement of the separate accounts	$79,449,253	$61,706,176
Transfers from separate accounts as contained in
the annual statement of the separate accounts	108,841,798	102,538,350
	$(29,392,545)	(40,832,174)

(15)	Federal Income Taxes
On December 22, 2017, the President signed the “Tax Cuts and Jobs Act” (H.R. 1) into law.  This represents the first major overhaul of the federal income tax in more than 30 years.  Among other effects, the bill lowers the corporate tax rate from 35% to 21% beginning in 2018.  The change in the corporate tax rate is presumed to be permanent; as such we adjusted the value of our deferred tax items.  The adjustment in the value of deferred tax items resulted in a decrease in surplus of approximately $4.4 million from this rate change in 2017.
The “Tax Cuts and Jobs Act” also impacted the computation of life insurance tax reserves.  The Act limits life reserves for tax purposes to the greater of net surrender value or 92.81% of NAIC’s required reserves.  Previously, for life and annuity contracts, the tax reserve was the greater of the contract’s net surrender value (if any) or federally prescribed reserve.  Management determined a $22.1 million difference in the amount of the new tax basis reserve, which has been recognized as an additional tax asset with an offsetting deferred tax liability.  The estimated transition adjustment amount is amortized on a straight-line basis over each of the eight taxable years from 2018-2025. As of December 31, 2018, $2.7 million has been amortized.  The transition adjustment increased by $4.0 million from the amount estimated at December 31, 2017, which was a provisional estimate as the Company did not have the information available in appropriate detail to analyze and calculate the amount required under the change in methodology.  As of December 31, 2018, there are no provisional amounts related to the impact of the Tax Cuts and Jobs Act remaining in the Company’s financial statements.
The Company’s Parent files consolidated federal and certain state income tax returns which include certain other wholly-owned subsidiaries of the Parent (listed in footnote 1). The provision for federal income taxes is determined on a separate company basis in accordance with a written tax sharing agreement between the Company and its parent.  Under the Internal Revenue Code, revised by the Tax Cuts
24	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

and Jobs Act, life insurance entities are not permitted to carryback ordinary losses.  As such, admittance of ordinary deferred tax assets for life entities will be limited to paragraph 11.b. and 11.c.  Tax years of 2015 through 2017 are subject to federal, state or local examination by taxing authorities.
The net deferred tax asset/(liability) at December 31, 2018 and 2017, and the change from the prior year are comprised of the following components:
	2018 Ordinary	2017 Ordinary	Change Ordinary
Total gross deferred tax assets	$12,539,000	$10,579,000	$1,960,000
Statutory Valuation Allowance	-	-	-
Adjusted gross deferred tax assets	12,539,000	10,579,000	1,960,000
Deferred tax assets nonadmitted	(5,526,281)	(3,876,905)	(1,649,376)
Subtotal net admitted deferred tax assets	7,012,719	6,702,095	310,624
Deferred tax liabilities	(4,274,719)	(3,968,095)	(306,624)
Net admitted deferred tax assets	$2,738,000	$2,734,000	$4,000

25	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

The amount of deferred tax assets admitted at December 31, 2018 and 2017 and changes thereon are as follows:
	2018 Ordinary	2017 Ordinary	Change Ordinary

Federal income taxes paid in prior years
recoverable through loss carrybacks (11.a.)	$-	$-	$-
Admitted under paragraph (11.b.)	2,738,000	2,734,000	4,000
Adjusted gross DTAs offset by gross DTLs (11.c.)	4,274,719	3,968,095	306,624
Deferred tax assets admitted as the result of
application of SSAP No. 101	$7,012,719	$6,702,095	$310,624

The ratios used for the threshold limitation for 11.b. above are as follows:
	2018	2017

Ratio percentage used to determine recovery
period and threshold limitation amount	724%	788%
Amount of adjusted capital and surplus used to
determine recovery period threshold limitation	$70,544,026	$66,154,217

Tax planning strategies did not have an effect on the Company’s net admitted deferred tax assets.  In addition, there are no temporary differences for which deferred tax liabilities have not been recognized.
The Company did not have any deferred tax assets or liabilities that were classified as capital.

26	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

Deferred tax assets and deferred tax liabilities comprise the following:
	2018	2017	Change
Deferred tax assets:
Policyholder dividend provision	$215,000	$215,000	$-
Deferred acquisition costs	3,672,000	3,399,000	273,000
Reserves	8,559,000	6,853,000	1,706,000
Deferred compensation	47,000	63,000	(16,000)
Other	46,000	49,000	(3,000)
	12,539,000	10,579,000	1,960,000
Nonadmitted deferred tax assets	(5,526,281)	(3,876,905)	(1,649,376)
	7,012,719	6,702,095	310,624
Deferred tax liabilities:
Depreciation	11,000	17,000	(6,000)
Bond discount	199,719	150,095	49,624
Reserves (transition adjustment)	4,064,000	3,801,000	263,000
Net admitted deferred taxes	$2,738,000	$2,734,000	$4,000

The change in deferred income taxes reported in surplus before consideration of nonadmitted assets is comprised of the following:

	2018	2017	Change
Total deferred tax assets	$12,539,000	$10,579,000	$1,960,000
Total deferred tax liabilities	(4,274,719)	(3,968,095)	(306,624)
Net deferred tax assets (liabilities)	8,264,281	6,610,905	1,653,376
Tax-effect of unrealized gains and losses	-	-	-
Net tax effect without unrealized gains & losses	$8,264,281	$6,610,905	$1,653,376

27	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

The provision for federal income taxes incurred is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference are as follows:

	2018			2017
	Amount	Tax effect 21%	Tax Rate	Amount	Tax effect 35%	Tax Rate
Income before taxes	$12,632,121	2,652,745	21%	$17,338,024	6,068,308	35%
Dividends received deduction	(6,388,604)	(1,341,607)	(11)%	(5,409,620)	(1,893,367)	(11)%
Deferred tax rate change:
Admitted assets	-	-	—%	5,205,714	1,822,000	11%
Non-admitted assets	-	-	—%	7,384,583	2,584,604	15%
Other	68,559	14,397	—%	(397,521)	(139,133)	(1)%
Total	$6,312,076	1,325,535	10%	$24,121,180	8,442,412	49%

	2016
	Amount	Tax effect 35%	Tax Rate

Income before taxes	$9,395,498	3,288,424	35%
Dividends received deduction	(4,549,277)	(1,592,247)	(17)%
Deferred tax rate change:
Admitted assets	$-	-	—%
Non-admitted assets	-	-	—%
Other	(937,260)	(328,041)	(3)%
Total	3,908,961	1,368,136	15%

	2018	2017	2016
Current federal income taxes	$2,978,912	$4,663,184	$2,347,862
Deferred taxes:
Change from prior year	(1,653,376)	(627,376)	(979,726)
Rate change	-	4,406,604	-
Total tax provision	$1,325,536	$8,442,412	$1,368,136

Effective rate	10%	49%	15%

There are no deposits at December 31, 2018 and 2017 admitted under Section 6603 of the Internal Revenue Code.

28	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Notes to Statutory Financial Statements
December 31, 2018, 2017 and 2016
(in US Dollars)

(16)	Reconciliation to Filed Annual Statement
The Company pays commissions to its distributor in advance of collection of the related premium.  Advanced commissions are classified as a non-admitted asset.  During 2018, Management identified errors in the Company’s commission reporting system, whereby advanced commissions continued to accumulate but advances were not subsequently recorded as a commission expense when the premiums were collected.  The amount of the correction that related to periods prior to 2018 was $2,037,410, net of income taxes of $542,485.

The following is a reconciliation of amounts as of and for the year ended December 31, 2018 reported in the annual statement filed by the Company, to amounts included in the accompanying audited statutory-basis financial statements:
	Annual Statement	Adjustment	Accompanying Financial Statements

Capital and surplus	$67,820,064	$-	$67,820,064

Net Income	$7,615,799	$2,037,410	$9,653,209

There were no adjustments to the amounts reported in the annual statements for the years ended December 31, 2017 and 2016 filed by the Company.
(17)	Subsequent Events
On April 6, 2019, Foresters entered into separate agreements to sell the distribution business of the Company’s affiliate, Foresters Financial Services and affiliated asset management business of Foresters Investment Management Company. The transactions are expected to close in June and October 2019, respectively.  One of the conditions of closing of the sale of the distribution business is the successor agrees to enter into a selling and distribution agreement with the Company for its products.
29	(Continued)

SUPPLEMENTAL INFORMATION

30	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Supplementary Schedule
Summary of Investments - Other than Investments in Related Parties
December 31, 2018, 2017 and 2016
(in US Dollars)

	Amortized cost	Estimated fair value	Amount shown in Balance Sheet
December 31, 2018:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$42,063,479	$42,460,157	$42,063,479
Debt securities issued by
states of the U.S.	254,691,974	257,490,823	254,691,974
Corporate debt securities	667,723,660	649,796,354	667,723,660
	964,479,113	949,747,334	964,479,113

Policy loans	105,567,441	XXX	105,567,441
Cash, cash equivalents
and short-term investments	55,329,534	55,331,177	55,329,534
Receivable for securities	-	XXX	-

Total investments	$1,125,376,088		$1,125,376,088

	Amortized cost	Estimated fair value	Amount shown in Balance Sheet
December 31, 2017:
U.S. Treasury securities and
obligations of U.S. Gov’t
corps and agencies	$6,009,610	$6,185,894	$6,009,610
Debt securities issued by
states of the U.S.	226,499,717	233,735,857	226,499,717
Corporate debt securities	564,114,378	581,799,817	564,114,378
	796,623,705	821,721,568	796,623,705

Policy loans	102,543,550	XXX	102,543,550
Cash, cash equivalents
and short-term investments	48,890,262	48,890,262	48,890,262
Receivable for securities	20,195	XXX	20,195

Total investments	$948,077,712		$948,077,712

See accompanying independent auditors' report.

31	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Supplementary Schedule Information
For the years ended December 31, 2018, 2017 and 2016
(in US Dollars)

	As of December 31,		For the years ended December 31,
	Future policy benefits losses, claims and loss expenses	Other policy claims and benefits payable	Premium revenue and annuity, pension and other contract considerations	Net investment income	Benefits, claims, losses and settlement expenses	Other operating expenses
2018:
Life	$330,332,141	$12,132,147	$61,554,348	$13,500,066	$49,361,978	$12,182,356
Annuity	757,753,320	4,072,363	216,453,089	28,505,092	75,986,139	3,605,126
Accident and Health	31,412	2,195	2,193	3,619	10,405	624
Total	$1,088,116,873	$16,206,705	$278,009,630	$42,008,777	$125,358,522	$15,788,106

2017:
Life	$314,060,279	$12,204,834	$63,094,160	$12,455,343	$44,062,987	$11,434,394
Annuity	599,025,981	2,548,226	146,170,852	22,827,286	59,457,585	4,489,862
Accident and Health	33,917	5,655	1,834	4,079	13,061	529
Total	$913,120,177	$14,758,715	$209,266,846	$35,286,708	$103,533,633	$15,924,785

2016:
Life	$295,736,757	$11,288,795	$62,702,034	$13,637,080	$43,503,314	$12,545,416
Annuity	486,001,410	1,159,640	154,963,120	17,133,067	53,756,576	5,669,797
Accident and Health	39,959	3,568	2,208	5,044	10,827	626
Total	$781,778,126	$12,452,003	$217,667,362	$30,775,191	$97,270,717	$18,215,839

See accompanying independent auditors' report.

32	(Continued)

FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
Supplementary Schedule - Reinsurance
For the years ended December 31, 2018, 2017 and 2016
(in US Dollars)

The amount of life insurance in force (in $000’s) as of December 31 is:
	Gross Amount	Reinsurance Ceded	Net Amount

2018	$11,890,647	$6,378,604	$5,512,043
2017	$12,083,402	$6,541,538	$5,541,864
2016	$11,778,084	$6,565,495	$5,212,589

The premiums and annuity considerations for life and accident and health contracts for the years ended December 31 are:

	Gross Amount	Reinsurance Ceded	Net Amount

2018
Life insurance	$69,095,194	$7,540,845	$61,554,349
Annuity	216,453,088	-	216,453,088
Supplementary contracts	-	-	-
Accident and health	2,193	-	2,193
	$285,550,475	$7,540,845	$278,009,630

2017
Life insurance	$69,894,727	$6,800,567	$63,094,160
Annuity	146,170,852	-	146,170,852
Supplementary contracts	-	-	-
Accident and health	1,834	-	1,834
	$216,067,413	$6,800,567	$209,266,846

2016
Life insurance	$68,913,066	$6,211,032	$62,702,034
Annuity	154,963,120	-	154,963,120
Supplementary contracts	-	-	-
Accident and health	2,208	-	2,208
	$223,878,394	$6,211,032	$217,667,362

See accompanying independent auditors' report.

33

FIRST INVESTORS LIFE SEPARATE ACCOUNT E

PART C: OTHER INFORMATION

Item 26.	Exhibits

(a)	Resolution of the Board of Directors of First Investors Life Insurance Company establishing Separate Account E. /2/
(b)	Not applicable.
(c)	Amended Underwriting Agreement between First Investors Life Insurance Company, First Investors Life Separate Account E and First Investors Corporation. /4/
(d)	Specimen Variable Universal Life Policy issued by First Investors Life Insurance Company for participation in Separate Account E. /4/
(e)	Form of application used with Policies. /3/
(f)	(1) Declaration of Intention and Charter of First Investors Life Insurance Company. /1/
(i) Certificate of Amendment. /1/
(ii) Certificate of Amendment. /1/
(iii) Certificate of Amendment. /1/
(iv) Certificate of Amendment. /1/
(v) Certificate of Amendment. /5/
(2) By-laws of First Investors Life Insurance Company. /1/
(i) Amendment of By-laws. /5/
(g)	Not applicable.
(h)	Not applicable.
(i)	Not applicable.
(j)	Not applicable.
(k)	Opinion and consent of counsel. /4/
(l)	Not applicable.
(m)	Not applicable.
(n)	Consents of Independent Certified Public Accountants. /7/
(o)	Not applicable.
(p)	Not applicable.
(q)	Memorandum Regarding Issuance, Transfer and Redemption Procedures pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940. /6/
(r)	Powers of Attorney for Sonia A. Baxendale, Matthew Berman, James R. Boyle, Martha E. Marcon, E. Blake Moore, Jr., Wendy Watson and René Zanin. /7/

/1/
Incorporated herein by reference to Post-Effective Amendment No. 17 to the Registration Statement on Form S-6 filed by First Investors Life Insurance Company on behalf of First Investors Life Level Premium Variable Life Insurance (Separate Account B) on May 19, 1997 (File Nos. 002-98410; 811-04328).

/2/
Incorporated herein by reference to the initial Registration Statement on Form N-6 filed by First Investors Life Insurance Company on behalf of First Investors Life Separate Account E on April 1, 2005 (File Nos. 333-123756; 811-21742).

/3/	Incorporated herein by reference to the initial Registration Statement filed on October 28, 2013.
/4/	Incorporated herein by reference to Pre-Effective Amendment No. 1 to this Registration Statement filed on March 14, 2014.
/5/	Incorporated herein by reference to Post-Effective Amendment No. 3 to this Registration Statement filed on October 30, 2015.
/6/	Incorporated herein by reference to Post-Effective Amendment No. 6 to this Registration Statement filed on April 26, 2018.
/7/	Filed herewith.

Item 27.          Directors and Officers of the Depositor

The following are the Directors and Officers of Foresters Life Insurance and Annuity Company (unless otherwise noted, an individual’s business address is 40 Wall Street, New York, New York 10005).

Name and Principal Business Address	Position and Office with Foresters Life Insurance and Annuity Company
Sonia A. Baxendale	Director
Matthew Berman	President and Director
James R. Boyle	Director
Carol Lerner Brown	Secretary
Francis X. Gannon Raritan Plaza 1 Edison, NJ 08837	Chief Financial Officer and Treasurer
Jason Helbraun	Assistant Vice President
Mehul N. Kapadia	Chief Information Officer and Vice President, IT & Business Transformation
Martha E. Marcon	Director
J. Steven McDonald	International Finance Officer
E. Blake Moore, Jr.	Director
Jeremy W. Ragsdale	Vice President, Product Development & Pricing
David Schimmel Raritan Plaza 1 Edison, NJ 08837	Vice President
John Shey	Assistant Vice President
Sonal Vyas	Assistant Vice President, US Statutory Reporting
Greg Walter	Senior Vice President, Insurance Operations
Wendy Watson	Director
René Zanin	Director

Item 28.          Persons Controlled by or Under Common Control with the Depositor or Registrant

Registrant is a Separate Account of Foresters Life Insurance and Annuity Company, the Depositor, and, as such, might be deemed to be controlled by Foresters Life Insurance and Annuity Company.  Foresters Life Insurance and Annuity Company’s parent company is Foresters Financial Holding Company, Inc. (FFHC) (Delaware), a holding company.  Set forth below are all persons controlled by FFHC:

Foresters Investor Services, Inc. (New York).  Ownership: 100% owned by FFHC; Principal Business: Transfer Agent; Affiliate of Foresters Life Insurance and Annuity Company.

Foresters Financial Services, Inc. (New York).  Ownership:  100% owned by FFHC; Principal Business: Broker-Dealer; Affiliate of Foresters Life Insurance and Annuity Company.

Foresters Investment Management Company, Inc. (New York).  Ownership: 100% of voting common stock owned by FFHC; Principal Business: Investment Advisor; Affiliate of Foresters Life Insurance and Annuity Company.

Foresters Advisory Services, LLC (Delaware).  Ownership: 100% owned by FFHC; Principal Business: Investment Advisor; Affiliate of Foresters Life Insurance and Annuity Company.

FFHC’s parent company is The Independent Order of Foresters (Canada), a fraternal benefit society.  The organizational chart below sets forth all persons that are controlled by The Independent Order of Foresters.

None of the persons identified in this Item is a subsidiary of the Registrant.  Therefore, the only financial statements filed are those of the Registrant and Foresters Life Insurance and Annuity Company.

*The organizational chart below is current as of January 30, 2019.

Corporate Organization Chart

The Independent Order of Foresters Fraternal Benefit Society (Canada)
The Independent Order of Foresters (US Branch)
Forester Holdings (Europe) Limited 100% (U.K.)
Sylvan Agency (Canada) Inc.* 100% (Canada)
Foresters Securities (Canada) Inc.** 100% (Canada)
Foresters Life Insurance Company 100% (Canada)
Foresters Indemnity Company* 100% (Canada)
Foresters Equity Services, Inc. 100% (California)
Foresters Financial Holding Company, Inc. 100% (Delaware)
Foresters Asset Management Inc. 100% (Canada)
GeniSystems.ca Services Inc.* 100%
Foresters Financial Services, Inc. 100% (New York)
Foresters Investment Management Company, Inc. 100% (New York)
Foresters Life Insurance and Annuity Company 100% (New York)
Foresters Investor Services, Inc. 100% (New York)
Foresters Advisory Services, LLC 100% (Delaware)
Forester Life Limited 100%
Forester Insurance Services Limited* 100%
Foresters Limited* 100%
Forester Financial Services Limited* 100%
Forester Nominees Limited 100%
Forester Investments Limited 100%
Forester Fund Management Ltd 100%
Tunbridge Wells Equitable Friendly Society Trustee Company Limited* 100%

*Company is Inactive

Item 29.          Indemnification

Article V of the By‑Laws of Foresters Life Insurance and Annuity Company provides as follows:

Section 5.6     Indemnification of Directors, Officers and Employees.  Any person made, or threatened to be made, a party to an action or proceeding (including, without limitation, one by or in the right of the Corporation to procure a judgment in its favor), whether civil, criminal, administrative or investigative, including an appeal therein, by reason of the fact that he or she, his or her testator or testatrix or intestate then is or was a director, officer or employee of the Corporation, or then serves or has served any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, in any capacity at the request of the Corporation, shall be indemnified by the Corporation against expenses, judgments, fines, attorney’s fees, and amounts paid in settlement to the full extent that officers, directors and employees are permitted to be indemnified by the laws of the State of New York.  The provisions of this section shall not adversely affect any right to indemnification which any person may have apart from the provisions of this section.  The Corporation may also provide for indemnification and advancement of expenses to any director or officer to the extent provided in a resolution of shareholders, resolution of directors or an agreement providing for such indemnification.

Reference is hereby made to the New York Business Corporation Law, Sections 721 through 726.

The general effect of this Indemnification will be to indemnify any person made, or threatened to be made, a party to an action by or in the right of the corporation to procure a judgment in its favor by reason of the fact that the person, or that person's testator or intestate, is or was a director or officer of the corporation, or is or was serving at the request of the corporation as a director or officer of any other corporation of any type or kind, domestic or foreign, of any partnership, joint venture, trust, employee benefit plan or other enterprise, against amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily incurred in connection with the defense or settlement of such action, or in connection with an appeal therein if such director or officer acted in good faith, for a purpose reasonably believed by that person to be in, and not opposed to, the best interests of the corporation and not otherwise knowingly unlawful.

The directors and officers of Foresters Life Insurance and Annuity Company are insured against certain liabilities arising out of their conduct in such capacities.  The policy is subject to certain terms and conditions and to the specified coverage limit set forth in the policy.

Item 30.          Principal Underwriter

(a)          Foresters Financial Services, Inc., Underwriter of the Registrant, is also underwriter for:

First Investors Equity Funds
First Investors Income Funds
First Investors Tax Exempt Funds
First Investors Life Variable Annuity Fund A
First Investors Life Level Premium Variable Life Insurance (Separate Account B)
First Investors Life Variable Annuity Fund C
First Investors Life Variable Annuity Fund D

(b)	The following persons are the officers and directors of Foresters Financial Services, Inc.:

(The principal business address of each director and officer listed below is c/o Foresters Legal Department, 40 Wall Street, New York, New York 10005.)

Name and Principal	Position and Office with
Business Address	Foresters Financial Services, Inc.

Carol Lerner Brown	Assistant Secretary

Francis X. Gannon	Chief Financial Officer and Treasurer

Jason Gerb	Chief Compliance Officer

George D. Karris	Director and Senior Vice President

Susan King	Senior Vice President

E. Blake Moore, Jr.	Chairman of the Board and President

Elizabeth Reilly	Senior Vice President, Advisory and Broker-Dealer Operations

Scott Richardson	Corporate Secretary

Mary Solowey	Vice President

William Stevens	Senior Vice President, Retail Sales

William J. Vogt	Vice President

Gina Walling	AML Compliance Officer

(c) Not Applicable.

Item 31.          Location of Accounts and Records

The accounts, books and other documents required to be maintained pursuant to Section 31(a) of the 1940 Act and rules promulgated thereunder are maintained by Foresters Life Insurance and Annuity Company at its office at Raritan Plaza 1, Edison, NJ 08837; at Vital Records, 563 New Center Road, Flagtown, NJ 08821 (electronic record storage); and at Archive Systems, 25 Commerce Road, Fairfield, NJ 07004 (archive records).

Item 32.          Management Services

Not applicable.

Item 33.          Fee Representation

Registrant hereby makes the following representation:

Representation Regarding Reasonableness of Aggregate Policy Fees and Charges Pursuant to Section 26(f)(2)(A) of the Investment Company Act of 1940.

Foresters Life Insurance and Annuity Company (“Foresters Life and Annuity”) represents that the fees and charges deducted under the Policies described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Foresters Life and Annuity under the Policies.  This representation applies to all Policies sold pursuant to this Registration Statement, including those sold on terms specifically described in the prospectus and statement of additional information contained herein, or any variations therein, based on supplements, endorsements, or riders to any Policy, prospectus, statement of additional information or otherwise.

SIGNATURES

As required by the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant represents and certifies that this Post-Effective Amendment No. 7 (“Amendment”) to its Registration Statement on Form N-6 meets all the requirements for effectiveness pursuant to Rule 485(b) under the 1933 Act and that it has caused this Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York (or the City of Edison, State of New Jersey for Mr. Gannon), on this 26th day of April, 2019.

FIRST INVESTORS LIFE SEPARATE ACCOUNT E
(Registrant)

BY: FORESTERS LIFE INSURANCE AND ANNUITY COMPANY
	/s/ Matthew Berman	(Depositor)
(On behalf of the Registrant and itself)

By:	/s/ Matthew Berman
Matthew Berman
President and Director

As required by the 1933 Act, this Amendment to the Registrant’s Registration Statement on Form N-6 has been signed below by the following officers and directors of the Depositor in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ Matthew Berman	President and Director	April 26, 2019
Matthew Berman

/s/ Francis X. Gannon	Chief Financial Officer and Treasurer	April 26, 2019
Francis X. Gannon

/s/ Sonia A. Baxendale	Director	April 26, 2019
Sonia A. Baxendale*

/s/ James R. Boyle	Director	April 26, 2019
James R. Boyle*

/s/ Martha E. Marcon	Director	April 26, 2019
Martha E. Marcon*

/s/ E. Blake Moore, Jr.	Director	April 26, 2019
E. Blake Moore, Jr.*

/s/ Sonal Vyas	Assistant Vice President, US	April 26, 2019
Sonal Vyas	Statutory Reporting

/s/ Wendy Watson		Director	April 26, 2019
Wendy Watson*

/s/ René Zanin		Director	April 26, 2019
René Zanin*

* By:	/s/ Matthew Berman	April 26, 2019
Matthew Berman (Attorney-in-Fact)

INDEX OF EXHIBITS

Exhibit
Number	Description

26(n)	Consents of Independent Certified Public Accountants

26(r)	Power of Attorney for Sonia A. Baxendale, Matthew Berman, James R. Boyle, Martha E. Marcon, E. Blake Moore, Jr., Wendy Watson and René Zanin.